                                                    Registration Nos. 333-149403
                                                                       811-09359

       As filed With the Securities and Exchange Commission on May 3, 2010

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

     Pre-effective Amendment No.      [   ]

     Post-Effective Amendment No.     [ 2 ]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                              [ X ]

     Amendment No.                    [ 37 ]


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                 70 Pine Street
                            New York, New York 10270
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                            2929 Allen Parkway, AT-30
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

         [   ]   immediately upon filing pursuant to paragraph (b)

         [ X ]   on May 3, 2010 pursuant to paragraph (b)

         [   ]   60 days after filing pursuant to paragraph (a)(1)

         [   ]   on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]    This  post-effective  amendment  designates  a new  effective  date for a previously filed post-effective amendment.

 PROTECTION ADVANTAGE SELECT(SM)        .  Janus Aspen Series ("Janus Aspen")
                                        .  JPMorgan Insurance Trust
 FLEXIBLE PREMIUM VARIABLE UNIVERSAL       ("JPMorgan")
 LIFE INSURANCE POLICIES (the           .  MFS(R) Variable Insurance Trust
 "Policies") issued by THE UNITED          ("MFS(R) VIT")
 STATES LIFE INSURANCE COMPANY IN THE   .  Neuberger Berman Advisers
 CITY OF NEW YORK ("USL") through its      Management Trust ("Neuberger
 Separate Account USL VL-R.                Berman AMT")
                                        .  Oppenheimer Variable Account Funds
       THIS PROSPECTUS IS DATED            ("Oppenheimer")
              MAY 3, 2010               .  PIMCO Variable Insurance Trust
                                           ("PIMCO VIT")
 This prospectus describes Protection   .  Pioneer Variable Contracts Trust
 Advantage Select flexible premium         ("Pioneer")
 variable universal life insurance      .  Putnam Variable Trust ("Putnam VT")
 Policies issued by USL. Protection     .  SunAmerica Series Trust
 Advantage Select Policies provide         ("SunAmerica ST")
 life insurance coverage with           .  VALIC Company I ("VALIC Co. I")
 flexibility in death benefits,         .  Van Kampen Life Investment Trust
 PREMIUM PAYMENTS and INVESTMENT           ("Van Kampen LIT")
 OPTIONS. During the lifetime of the    .  Vanguard(R) Variable Insurance
 INSURED PERSON you may designate or       Fund ("Vanguard VIF")
 change the BENEFICIARY to whom
 Protection Advantage Select pays the   See "Variable Investment Options" on
 DEATH BENEFIT upon the insured         page 22 for a complete list of the
 person's death. You choose one of      variable investment options and the
 three death benefit Options. We        respective advisers and sub-advisers
 guarantee a death benefit if the       of the corresponding FUNDS. You
 MONTHLY GUARANTEE PREMIUM is paid and  should also read the prospectuses of
 your Policy has not lapsed. USL no     the Funds underlying the variable
 longer sells Protection Advantage      investment options that may interest
 Select Policies.                       you. You can request free copies from
                                        your USL representative or from our
 For information on how to contact      ADMINISTRATIVE CENTER shown under
 USL, please see "CONTACT INFORMATION"  "Contact Information" on page 5.
 on page 5.
                                        THERE IS NO GUARANTEED CASH SURRENDER
 The Index of Special Words and         VALUE FOR AMOUNTS ALLOCATED TO THE
 Phrases on page 64 will refer you to   VARIABLE INVESTMENT OPTIONS.
 pages that contain more about many of
 the words and phrases that we use.     IF THE CASH SURRENDER VALUE (THE CASH
 All of the words and phrases listed    VALUE REDUCED BY ANY LOAN BALANCE) IS
 in the Index will be underlined and    INSUFFICIENT TO COVER THE CHARGES DUE
 written in BOLD the first time they    UNDER THE POLICY, THE POLICY MAY
 appear in this prospectus.             TERMINATE WITHOUT VALUE.

 This prospectus generally describes    BUYING THIS POLICY MIGHT NOT BE A
 only the variable portions of the      GOOD WAY OF REPLACING YOUR EXISTING
 Policy, except where the fixed         INSURANCE OR ADDING MORE INSURANCE IF
 account is specifically mentioned.     YOU ALREADY OWN A FLEXIBLE PREMIUM
 Please read this prospectus carefully  VARIABLE UNIVERSAL LIFE INSURANCE
 and keep it for future reference.      POLICY. YOU MAY WISH TO CONSULT WITH
                                        YOUR INSURANCE REPRESENTATIVE OR
 The USL declared fixed interest        FINANCIAL ADVISER.
 account ("FIXED ACCOUNT") is the
 fixed investment option for these      NEITHER THE SECURITIES AND EXCHANGE
 Policies. You can also use USL's       COMMISSION ("SEC") NOR ANY STATE
 SEPARATE ACCOUNT USL VL-R ("Separate   SECURITIES COMMISSION HAS APPROVED OR
 Account") to invest in the Protection  DISAPPROVED THESE SECURITIES OR
 Advantage Select VARIABLE INVESTMENT   PASSED UPON THE ADEQUACY OR ACCURACY
 OPTIONS. Currently, the Protection     OF THIS PROSPECTUS. ANY
 Advantage Select variable investment   REPRESENTATION TO THE CONTRARY IS A
 options each purchase shares of a      CRIMINAL OFFENSE.
 corresponding FUND of:
                                        THE POLICIES ARE NOT INSURED BY THE
 .  AIM Variable Insurance Funds        FDIC, THE FEDERAL RESERVE BOARD OR
    (Invesco Variable Insurance Funds)  ANY SIMILAR AGENCY. THEY ARE NOT A
    ("Invesco V.I.")                    DEPOSIT OR OTHER OBLIGATION OF, NOR
 .  The Alger Portfolios ("Alger")      ARE THEY GUARANTEED OR ENDORSED BY,
 .  American Century(R) Variable        ANY BANK OR DEPOSITORY INSTITUTION.
    Portfolios, Inc. ("American         AN INVESTMENT IN A VARIABLE UNIVERSAL
    Century(R) VP")                     LIFE INSURANCE POLICY IS SUBJECT TO
 .  Credit Suisse Trust ("Credit        INVESTMENT RISKS, INCLUDING POSSIBLE
    Suisse Trust")                      LOSS OF PRINCIPAL INVESTED.
 .  Dreyfus Variable Investment Fund
    ("Dreyfus VIF")                     THE POLICIES ARE NOT AVAILABLE IN ALL
 .  Fidelity(R) Variable Insurance      STATES. THIS PROSPECTUS DOES NOT
    Products ("Fidelity(R) VIP")        OFFER THE POLICIES IN ANY
 .  Franklin Templeton Variable         JURISDICTION WHERE THEY CANNOT BE
    Insurance Products Trust            LAWFULLY SOLD. YOU SHOULD RELY ONLY
    ("Franklin Templeton VIP")          ON THE INFORMATION CONTAINED IN THIS
                                        PROSPECTUS, OR ON SALES MATERIALS WE
                                        HAVE APPROVED OR THAT WE HAVE
                                        REFERRED YOU TO. WE HAVE NOT
                                        AUTHORIZED ANYONE TO PROVIDE YOU WITH
                                        INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
   YOUR SPECIFIED AMOUNT...................................................  6
   DEATH BENEFIT...........................................................  6
       DEATH BENEFIT PROCEEDS..............................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.......................  6
          DEATH BENEFIT OPTION 1...........................................  7
          DEATH BENEFIT OPTION 2...........................................  7
          DEATH BENEFIT OPTION 3...........................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS........  7
       FULL SURRENDERS.....................................................  7
       PARTIAL SURRENDERS..................................................  7
       TRANSFERS...........................................................  7
       POLICY LOANS........................................................  7
   PREMIUMS................................................................  7
       FLEXIBILITY OF PREMIUMS.............................................  7
       FREE LOOK...........................................................  8
   THE POLICY..............................................................  8
       OWNERSHIP RIGHTS....................................................  8
       SEPARATE ACCOUNT....................................................  8
       FIXED ACCOUNT.......................................................  8
       ACCUMULATION VALUE..................................................  8
       PAYMENT OPTIONS.....................................................  8
       TAX BENEFITS........................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS........................................  9
POLICY RISKS...............................................................  9
   INVESTMENT RISK.........................................................  9
   RISK OF LAPSE...........................................................  9
   TAX RISKS...............................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS.............................. 10
   POLICY LOAN RISKS....................................................... 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 19
   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK........ 19
   SEPARATE ACCOUNT USL VL-R............................................... 19
   GUARANTEE OF INSURANCE OBLIGATIONS...................................... 19
   ADDITIONAL INFORMATION.................................................. 20
   COMMUNICATION WITH USL.................................................. 20
       ADMINISTRATIVE CENTER............................................... 20
       E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS...................... 20
          E-DELIVERY....................................................... 20
          E-SERVICE........................................................ 21
          E-SERVICE TRANSACTIONS AND WRITTEN TRANSACTIONS.................. 21
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE........................... 21
   VARIABLE INVESTMENT OPTIONS............................................. 22
   VOTING PRIVILEGES....................................................... 24
   FIXED ACCOUNT........................................................... 25
       OUR GENERAL ACCOUNT................................................. 25
       HOW WE DECLARE INTEREST............................................. 25
   PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY.................... 26
   ILLUSTRATIONS........................................................... 26
POLICY FEATURES............................................................ 26
   AGE..................................................................... 26
   DEATH BENEFITS.......................................................... 26
       YOUR SPECIFIED AMOUNT OF INSURANCE.................................. 26
       YOUR DEATH BENEFIT.................................................. 27
       REQUIRED MINIMUM DEATH BENEFIT...................................... 28
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE............................. 29

   PREMIUM PAYMENTS....................................................... 30
       PREMIUM PAYMENTS................................................... 30
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER............ 30
       LIMITS ON PREMIUM PAYMENTS......................................... 30
       CHECKS............................................................. 31
       PLANNED PERIODIC PREMIUMS.......................................... 31
       MONTHLY GUARANTEE PREMIUMS......................................... 31
       FREE LOOK PERIOD................................................... 32
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS............................ 33
       FUTURE PREMIUM PAYMENTS............................................ 33
       TRANSFERS OF EXISTING ACCUMULATION VALUE........................... 33
          CHARGES......................................................... 33
          RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT
            OPTIONS....................................................... 33
          RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT................ 33
       DOLLAR COST AVERAGING.............................................. 33
       AUTOMATIC REBALANCING.............................................. 34
       MARKET TIMING...................................................... 34
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS...................................................... 35
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE............................. 35
       INCREASE IN COVERAGE............................................... 35
       DECREASE IN COVERAGE............................................... 36
   CHANGING DEATH BENEFIT OPTIONS......................................... 37
       CHANGE OF DEATH BENEFIT OPTION..................................... 37
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
         BENEFIT.......................................................... 37
   ACCOUNT VALUE ENHANCEMENT.............................................. 37
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS...................... 38
       VALUATION DATES, TIMES, AND PERIODS................................ 38
       FUND PRICING....................................................... 38
       DATE OF RECEIPT.................................................... 38
       COMMENCEMENT OF INSURANCE COVERAGE................................. 38
       DATE OF ISSUE; POLICY MONTHS AND YEARS............................. 39
       MONTHLY DEDUCTION DAYS............................................. 39
       COMMENCEMENT OF INVESTMENT PERFORMANCE............................. 39
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT
         YOU MAKE......................................................... 39
   REPORTS TO POLICY OWNERS............................................... 40
ADDITIONAL BENEFIT RIDERS................................................. 40
   RIDERS................................................................. 40
       ACCIDENTAL DEATH BENEFIT RIDER..................................... 40
       CHILDREN'S INSURANCE BENEFIT RIDER................................. 40
       WAIVER OF MONTHLY DEDUCTION RIDER.................................. 40
       OVERLOAN PROTECTION RIDER.......................................... 41
       GUARANTEED MINIMUM DEATH BENEFIT RIDER............................. 42
          CONTINUATION GUARANTEE.......................................... 42
          CONTINUATION GUARANTEE ACCOUNT.................................. 42
          CHARGE AGAINST THE POLICY'S ACCUMULATION VALUE.................. 43
          CHARGES AGAINST THE CONTINUATION GUARANTEE ACCOUNT.............. 43
          CONTINUATION GUARANTEE MONTHLY ADMINISTRATION FEE............... 43
          CONTINUATION GUARANTEE PREMIUM EXPENSE CHARGE................... 43
          CONTINUATION GUARANTEE MONTHLY EXPENSE CHARGE................... 43
          CONTINUATION GUARANTEE COST OF INSURANCE CHARGE................. 43
          ADDITIONAL ADJUSTMENTS TO THE CONTINUATION GUARANTEE
            ACCOUNT VALUE................................................. 43
          OTHER RIDER CHARGES............................................. 43
          PARTIAL SURRENDERS.............................................. 43
          SURRENDER CHARGES............................................... 43
          POLICY LOANS.................................................... 43
          INVESTMENT OPTION RESTRICTIONS.................................. 44
          REINSTATEMENT................................................... 44
          TERMINATION..................................................... 45
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.......................... 45
POLICY TRANSACTIONS....................................................... 45
   E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS......................... 45
   WITHDRAWING POLICY INVESTMENTS......................................... 45

       FULL SURRENDER...................................................... 45
       PARTIAL SURRENDER................................................... 45
       OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS.................... 45
       OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE.................... 46
       RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN
         INVESTMENT POLICY................................................. 46
       POLICY LOANS........................................................ 47
       PREFERRED LOAN INTEREST RATE........................................ 47
       MATURITY OF YOUR POLICY............................................. 48
       OPTION TO EXTEND COVERAGE........................................... 48
       TAX CONSIDERATIONS.................................................. 48
POLICY PAYMENTS............................................................ 48
   PAYMENT OPTIONS......................................................... 48
       CHANGE OF PAYMENT OPTION............................................ 49
       TAX IMPACT.......................................................... 49
   THE BENEFICIARY......................................................... 49
   ASSIGNMENT OF A POLICY.................................................. 49
   PAYMENT OF PROCEEDS..................................................... 50
       GENERAL............................................................. 50
       DELAY OF FIXED ACCOUNT PROCEEDS..................................... 50
       DELAY FOR CHECK CLEARANCE........................................... 50
       DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS......................... 50
       DELAY TO CHALLENGE COVERAGE......................................... 50
       DELAY REQUIRED UNDER APPLICABLE LAW................................. 51
ADDITIONAL RIGHTS THAT WE HAVE............................................. 51
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............. 51
       UNDERWRITING AND PREMIUM CLASSES.................................... 51
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"..................... 52
       POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS.................... 52
       EXPENSES OR RISKS................................................... 52
       UNDERLYING INVESTMENTS.............................................. 52
CHARGES UNDER THE POLICY................................................... 52
       STATUTORY PREMIUM TAX CHARGE........................................ 52
       PREMIUM EXPENSE CHARGE.............................................. 52
       DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)....................... 52
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION................ 52
       FLAT MONTHLY CHARGE................................................. 53
       MONTHLY CHARGE PER $1,000 OF BASE COVERAGE.......................... 53
       MONTHLY INSURANCE CHARGE............................................ 53
       MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS....................... 54
       SURRENDER CHARGE.................................................... 54
       PARTIAL SURRENDER PROCESSING FEE.................................... 55
       TRANSFER FEE........................................................ 55
       ILLUSTRATIONS....................................................... 55
       POLICY LOANS........................................................ 55
       CHARGE FOR TAXES.................................................... 55
       ALLOCATION OF CHARGES............................................... 55
   MORE ABOUT POLICY CHARGES............................................... 55
       PURPOSE OF OUR CHARGES.............................................. 55
       GENERAL............................................................. 56
ACCUMULATION VALUE......................................................... 56
       YOUR ACCUMULATION VALUE............................................. 56
       YOUR INVESTMENT OPTIONS............................................. 56
POLICY LAPSE AND REINSTATEMENT............................................. 56
FEDERAL TAX CONSIDERATIONS................................................. 57
   TAX EFFECTS............................................................. 57
       GENERAL............................................................. 57
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS...................... 58
       OTHER EFFECTS OF POLICY CHANGES..................................... 58
       POLICY CHANGES AND EXTENDING COVERAGE............................... 58
       RIDER BENEFITS...................................................... 59
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
         MODIFIED ENDOWMENT CONTRACT....................................... 59
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
         MODIFIED ENDOWMENT CONTRACT....................................... 59

       POLICY LAPSES AND REINSTATEMENTS.................................... 60
       DIVERSIFICATION AND INVESTOR CONTROL................................ 60
       ESTATE AND GENERATION SKIPPING TAXES................................ 60
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS......................... 61
       PENSION AND PROFIT-SHARING PLANS.................................... 61
       OTHER EMPLOYEE BENEFIT PROGRAMS..................................... 62
       ERISA............................................................... 62
       OUR TAXES........................................................... 62
       WHEN WE WITHHOLD INCOME TAXES....................................... 62
       TAX CHANGES......................................................... 62
LEGAL PROCEEDINGS.......................................................... 63
FINANCIAL STATEMENTS....................................................... 63
INDEX OF SPECIAL WORDS AND PHRASES......................................... 64

---------------------------------------------------------------------------------------------------------------
                                         CONTACT INFORMATION
---------------------------------------------------------------------------------------------------------------
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PROTECTION ADVANTAGE SELECT
POLICIES.
              ADMINISTRATIVE CENTER:                              HOME OFFICE:           PREMIUM PAYMENTS:

(EXPRESS DELIVERY)                (U.S. MAIL)               70 Pine Street            (EXPRESS DELIVERY)
VUL Administration                VUL Administration        New York, New York 10270  The United States Life
2727-A Allen Parkway              P. O. Box 4880            1-212-709-6000            Insurance Company in the
Houston, TX 77019-2191            Houston, Texas                                      City of New York
1-800-251-3720                    77210-4880                                          Payment Processing Center
(Hearing Impaired) 1-888-436-5256                                                     8430 West Bryn Mawr
Fax: 1-713-620-6653                                                                   Avenue
(EXCEPT PREMIUM PAYMENTS)                                                             3rd Floor Lockbox 0814
                                                                                      Chicago, IL 60631
                                                                                      (U.S. MAIL)
                                                                                      The United States Life
                                                                                      Insurance Company in the
                                                                                      City of New York
                                                                                      Payment Processing Center
                                                                                      P.O. Box 0814
                                                                                      Carol Stream,
                                                                                      IL 60132-0814
---------------------------------------------------------------------------------------------------------------

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   USL no longer sells Protection Advantage Select Policies.

                                POLICY BENEFITS

   The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among the 48 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   In your application to buy an Protection Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

DEATH BENEFIT

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy an Protection Advantage Select Policy, you tell us how much life insurance coverage you want. We will increase the death benefit by any additional death benefit under a rider. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..  DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

   You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the Policy's MATURITY DATE. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

.. Death Benefit Option 1 is the specified amount on the date of the insured person's death.

.. Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

.. Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. There is a Maximum Net Amount at Risk associated with Death Benefit Option 3. The Maximum Net Amount at Risk on the DATE OF ISSUE is shown on page 3 of your Policy. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 28.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

.. Partial Surrenders: You may, at any time after the first POLICY YEAR and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

.. Transfers: You may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your MONTHLY DEDUCTION DAY, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" (described under "Monthly guarantee premiums" on page 31) or the CONTINUATION GUARANTEE under the guaranteed minimum death benefit rider remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 48.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the guarantee period benefit is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose. If the guaranteed minimum death benefit rider is applicable to your Policy and the value of your CONTINUATION GUARANTEE ACCOUNT is greater than zero, your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 57. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your USL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The following tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount,
(3) surrender a Policy during a maximum of the first 14 Policy years and a maximum of the first 14 Policy years following an increase in the Policy's specified amount, (4) transfer accumulation value between investment options, or (5) request additional illustrations.

-------------------------------------------------------------------------------------------------------
                                           TRANSACTION FEES
-------------------------------------------------------------------------------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
-------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAX     Upon receipt of each      3.5%/1/ of each premium   2.0%/1/ of each premium
CHARGE                    premium payment           payment                   payment
-------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE           Upon receipt of each      7.5% of the premium       5.0% of the premium
CHARGE                    premium payment           payment remaining after   payment remaining after
                                                    deduction of the premium  deduction of the premium
                                                    tax charge                tax charge
-------------------------------------------------------------------------------------------------------

--------
   /1/ The state of New York charges a statutory premium tax of 0.7%; however, there is a 2.0% effective premium tax rate charged in New York. This effective premium tax rate is based upon the statutory premium tax, franchise taxes and the Metropolitan Commuter Transportation District or "MCTD" tax assessed in New York. In states where a statutory premium tax is assessed, the statutory premium tax rates vary state by state. For example, the highest statutory premium tax rate, 3.5%, is in the state of Nevada, while the lowest statutory premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

---------------------------------------------------------------------------------------------------------
                                           TRANSACTION FEES
---------------------------------------------------------------------------------------------------------
                            WHEN CHARGE IS            MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
CHARGE                      DEDUCTED
---------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
---------------------------------------------------------------------------------------------------------
   Maximum Charge/1/        Upon a partial surrender  $41 per $1,000 of base    $41 per $1,000 of base
                            or a full surrender of    coverage                  coverage
                            your Policy/2/
---------------------------------------------------------------------------------------------------------
   Minimum Charge/3/        Upon a partial surrender  $2 per $1,000 of base     $2 per $1,000 of base
                            or a full surrender of    coverage                  coverage
                            your Policy/2/
---------------------------------------------------------------------------------------------------------
   Example Charge - for     Upon a partial surrender  $28 per $1,000 of base    $28 per $1,000 of base
   the first Policy year    or a full surrender of    coverage                  coverage
   - for a 50 year old      your Policy/2/
   male, with a
   Specified Amount of
   $360,000, of which
   $306,000 and $54,000
   is base coverage/2/
---------------------------------------------------------------------------------------------------------

--------
   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a specified amount of $50,000, all of which is base coverage.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 29. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 30 and 31 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 14th Policy year. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a specified amount of $50,000, of which $50,000 is base coverage and $0 is supplemental coverage.

---------------------------------------------------------------------------------------------------------
                                           TRANSACTION FEES
---------------------------------------------------------------------------------------------------------
                            WHEN CHARGE IS            MAXIMUM GUARANTEED        CURRENT CHARGE
CHARGE                      DEDUCTED                  CHARGE
---------------------------------------------------------------------------------------------------------
OVERLOAN PROTECTION RIDER
---------------------------------------------------------------------------------------------------------
   One-Time Charge          At time rider is          5.0% of Policy's          3.5% of Policy's
                            exercised                 accumulation value at     accumulation value at
                                                      time rider is exercised   time rider is exercised
---------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER           Upon a partial surrender  The lesser of $25 or      $10
PROCESSING FEE              of your Policy            2.0% of the amount of
                                                      the partial surrender
---------------------------------------------------------------------------------------------------------
TRANSFER FEE                Upon a transfer of        $25 for each transfer/1/  $25 for each transfer/1/
                            accumulation value
---------------------------------------------------------------------------------------------------------
POLICY OWNER ADDITIONAL     Upon each request for a   $25                       $0
ILLUSTRATION CHARGE         Policy illustration
                            after the first in a
                            Policy year
---------------------------------------------------------------------------------------------------------

--------
   /1/ The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

-------------------------------------------------------------------------------------------------------------
                                           PERIODIC CHARGES
                                 (OTHER THAN FUND FEES AND EXPENSES)
-------------------------------------------------------------------------------------------------------------
                             WHEN CHARGE IS             MAXIMUM GUARANTEED         CURRENT CHARGE
CHARGE                       DEDUCTED                   CHARGE
-------------------------------------------------------------------------------------------------------------
FLAT MONTHLY CHARGE          Monthly, at the            $10                        $10
                             beginning of each Policy
                             month
-------------------------------------------------------------------------------------------------------------
COST OF INSURANCE
CHARGE/1/
-------------------------------------------------------------------------------------------------------------
   Maximum Charge/2/         Monthly, at the            $83.33 per $1,000 of net   $37.25 per $1,000 of net
                             beginning of each Policy   amount at risk/3/          amount at risk
                             month                      attributable to base       attributable to base
                                                        coverage; and              coverage; and

                                                        $83.33 per $1,000 of net   $37.25 per $1,000 of net
                                                        amount at risk             amount at risk
                                                        attributable to            attributable to
                                                        supplemental coverage      supplemental coverage
-------------------------------------------------------------------------------------------------------------
   Minimum Charge/4/         Monthly, at the            $0.04 per $1,000 of net    $0.03 per $1,000 of net
                             beginning of each Policy   amount at risk             amount at risk
                             month                      attributable to base       attributable to base
                                                        coverage; and              coverage; and

                                                        $0.04 per $1,000 of net    $0.03 per $1,000 of net
                                                        amount at risk             amount at risk
                                                        attributable to            attributable to
                                                        supplemental coverage      supplemental coverage
-------------------------------------------------------------------------------------------------------------
   Example Charge for        Monthly, at the            $0.28 per $1,000 of net    $0.23 per $1,000 of net
   the first Policy year     beginning of each Policy   amount at risk             amount at risk
   - for a 50 year old       month                      attributable to base       attributable to base
   male, preferred                                      coverage; and              coverage; and
   non-tobacco, with a
   Specified Amount of                                  $0.28 per $1,000 of net    $0.23 per $1,000 of net
   $360,000, of which                                   amount at risk             amount at risk
   $306,000 is base                                     attributable to            attributable to
   coverage and $54,000                                 supplemental coverage      supplemental coverage
   is supplemental
   coverage
-------------------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 29. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the Policy anniversary nearest the insured person's 120th birthday. The Policy anniversary nearest the insured person's 121st birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 85 at the Policy's date of issue, with a specified amount of $50,000, all of which is base coverage.

   /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a specified amount of $2,000,000, of which $1,000,000 is base coverage and $1,000,000 is supplemental coverage.

---------------------------------------------------------------------------------------------------------
                                           PERIODIC CHARGES
                                 (OTHER THAN FUND FEES AND EXPENSES)
---------------------------------------------------------------------------------------------------------
         CHARGE             WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
---------------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER
$1,000 OF BASE
COVERAGE/1/

   Maximum Charge - for     Monthly, at the           $2.66 per $1000 of base   $2.66 per $1000 of base
   an 85 year old male,     beginning of each Policy  coverage                  coverage
   standard tobacco,        month. This Charge is
   with a Specified         assessed during the
   Amount of $360,000,      first 5 Policy years and
   of which $360,000 is     the first 5 Policy years
   base coverage            following an increase in
                            base coverage/2/
---------------------------------------------------------------------------------------------------------

   Minimum Charge - for     Monthly, at the           $0.09 per $1000 of base   $0.09 per $1000 of base
   an 18 year old           beginning of each Policy  coverage                  coverage
   female, preferred        month. This Charge is
   plus, non-tobacco,       assessed during the
   with a Specified         first 5 Policy years and
   Amount of $360,000,      the first 5 Policy years
   of which $36,000 is      following an increase in
   base coverage            base coverage/2/
---------------------------------------------------------------------------------------------------------

   Example Charge - for     Monthly, at the           $0.38 per $1000 of base   $0.38 per $1000 of base
   a 50 year old male,      beginning of each Policy  coverage                  coverage
   preferred                month. This Charge is
   non-tobacco, with a      assessed during the
   Specified Amount of      first 5 Policy years and
   $360,000, of which       the first 5 Policy years
   $306,000 is base         following an increase in
   coverage                 base coverage/2/
---------------------------------------------------------------------------------------------------------

DAILY CHARGE (MORTALITY     Daily                     annual effective rate of  annual effective rate of
AND EXPENSE RISK FEE)                                 0.70% of accumulation     0.70% of accumulation
                                                      value invested in the     value invested in the
   Policy years 1-10/4/                               variable investment       variable investment
                                                      options /3/               options /3/
---------------------------------------------------------------------------------------------------------

POLICY LOAN INTEREST        Annually (in advance, on  4.75% of the loan         4.75% of the loan
CHARGE                      your Policy anniversary)  balance/4/                balance/4/
---------------------------------------------------------------------------------------------------------

--------
   /1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 29. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your USL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

   /2/ The charge assessed during the first 5 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

   /3/   After the 10th Policy year, the maximum DAILY CHARGE will be as follows:
              Policy years 11-20...annual effective rate of 0.35%
              Policy years 21+...  annual effective rate of 0.15%
          These reductions in the maximum amount of the daily charge are guaranteed.

   /4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 47.

   The next tables describe the fees and expenses that you will pay periodically if you choose an optional benefit rider during the time that you own the Policy.

---------------------------------------------------------------------------------------------------------
                                           PERIODIC CHARGES
                                    (OPTIONAL BENEFIT RIDERS ONLY)
---------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT            WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
RIDER
---------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH
BENEFIT/1/

   Maximum Charge - for     Monthly, at the           $0.16 per $1,000 of       $0.16 per $1,000 of
   a 70 year old            beginning of each Policy  rider coverage            rider coverage
                            month
---------------------------------------------------------------------------------------------------------
   Minimum Charge - for     Monthly, at the           $0.06 per $1,000 of       $0.06 per $1,000 of
   a 29 year old            beginning of each Policy  rider coverage            rider coverage
                            month
---------------------------------------------------------------------------------------------------------
   Example Charge - for     Monthly, at the           $0.07 per $1,000 of       $0.07 per $1,000 of
   a 50 year old            beginning of each Policy  rider coverage            rider coverage
                            month
---------------------------------------------------------------------------------------------------------
   CHILDREN'S INSURANCE     Monthly, at the           $0.43 per $1,000 of       $0.43 per $1,000 of
   BENEFIT                  beginning of each Policy  rider coverage            rider coverage
                            month
---------------------------------------------------------------------------------------------------------
   WAIVER OF MONTHLY
   DEDUCTION/4/

   Maximum Charge - for     Monthly, at the           $0.40 per $1,000 of net   $0.40 per $1,000 of net
   a 59 year old            beginning of each Policy  amount at risk            amount at risk
                            month                     attributable to the       attributable to the
                                                      Policy                    Policy
---------------------------------------------------------------------------------------------------------
   Minimum Charge - for     Monthly, at the           $0.02 per $1,000 of net   $0.02 per $1,000 of net
   an 18 year old           beginning of each Policy  amount at risk            amount at risk
                            month                     attributable to the       attributable to the
                                                      Policy                    Policy
---------------------------------------------------------------------------------------------------------
   Example Charge - for     Monthly, at the           $0.08 per $1,000 of net   $0.08 per $1,000 of net
   a 50 year old            beginning of each Policy  amount at risk            amount at risk
                            month                     attributable to the       attributable to the
                                                      Policy                    Policy
---------------------------------------------------------------------------------------------------------

--------
   /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

   /2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

---------------------------------------------------------------------------------------------------------
                                           PERIODIC CHARGES
                                    (OPTIONAL BENEFIT RIDERS ONLY)
---------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS            MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
                            DEDUCTED
---------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH
BENEFIT RIDER CHARGE/1/

   Maximum Charge - for     Monthly, at the           $12.66 per $1000 of net   $0.83 per $1000 of net
   an 85 year old male,     beginning of each Policy  amount at risk            amount at risk
   standard tobacco,        month                     attributable to total of  attributable to total of
   with a Specified                                   base and supplemental     base and supplemental
   Amount of $360,000,                                coverages                 coverages
   of which $360,000 is
   base coverage
---------------------------------------------------------------------------------------------------------

   Minimum Charge - for     Monthly, at the           $0.04 per $1000 of net    $0.01 per $1000 of net
   an 18 year old           beginning of each Policy  amount at risk            amount at risk
   female, preferred        month                     attributable to total of  attributable to total of
   plus, non-tobacco,                                 base and supplemental     base and supplemental
   with a Specified                                   coverages                 coverages
   Amount of $360,000,
   of which $36,000 is
   base coverage
---------------------------------------------------------------------------------------------------------

   Example Charge - for     Monthly, at the           $0.28 per $1000 of net    $0.16 per $1000 of net
   a 50 year old male,      beginning of each Policy  amount at risk            amount at risk
   preferred                month                     attributable to total of  attributable to total of
   non-tobacco, with a                                base and supplemental     base and supplemental
   Specified Amount of                                coverages                 coverages
   $360,000, of which
   $306,000 is base
   coverage
---------------------------------------------------------------------------------------------------------

--------
   /1/ The charge for the Guaranteed Minimum Death benefit rider will vary based on the insured person's sex, age, premium class and death benefit Option selected.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2009. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
                       ANNUAL FUND FEES AND EXPENSES
             (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
--------------------------------------------------------------------------------
         CHARGE                    MAXIMUM                    MINIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND                   1.63%                      0.29%
OPERATING EXPENSES FOR
ALL OF THE FUNDS
(EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO
ASSETS INCLUDE
MANAGEMENT FEES,
DISTRIBUTION (12B-1)
FEES, AND OTHER
EXPENSES)/1/
--------------------------------------------------------------------------------

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
   /1/ Currently 11 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2011. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office is 70 Pine Street, New York, New York 10270. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL. The commitments under the Policies are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. USL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 65 separate "divisions," 48 of which correspond to the 48 variable "investment options" under the Policy. The remaining 17 divisions, and all of these 48 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH USL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service and Written transactions. There are several different ways to request and receive Policy services.

   E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

   E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

   E-Service transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service).

    .  transfer of accumulation value;*
    .  change of allocation percentages for premium payments; *
    .  change of allocation percentages for Policy deductions; *
    .  loan;*
    .  full surrender;
    .  partial surrender;*
    .  premium payments;*
    .  change of beneficiary or contingent beneficiary;
    .  loan repayments or loan interest payments; *
    .  change of death benefit Option or manner of death benefit payment;
    .  change in specified amount;
    . addition or cancellation of, or other action with respect to any benefit riders;
    .  election of a payment Option for Policy proceeds; and
    .  tax withholding elections.
--------
*  These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 38.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

-----------------------------------------------------------------------------------------------------
           VARIABLE INVESTMENT OPTIONS              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-----------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2   Fred Alger Management, Inc.
Shares
-----------------------------------------------------------------------------------------------------
Alger Mid Cap Growth Portfolio - Class I-2 Shares  Fred Alger Management, Inc.
-----------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund                  American Century Investment Management, Inc.
-----------------------------------------------------------------------------------------------------
Credit Suisse Trust U.S. Equity Flex I             Credit Suisse Asset Management, LLC
Portfolio/1/
-----------------------------------------------------------------------------------------------------
Dreyfus VIF International Value Portfolio -        The Dreyfus Corporation (The Boston Company Asset
Initial Shares                                     Management LLC)
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager/SM/ Portfolio -      Fidelity Management & Research Company
Service Class 2/2/                                 (FMR Co., Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Investments Money Management, Inc.)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service  Fidelity Management & Research Company
Class 2/3/                                         (FMR Co., Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio - Service  Fidelity Management & Research Company
Class 2                                            (FMR Co., Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2020 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/4/
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2025 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/5/
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2030 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/6/
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity Management & Research Company
                                                   (FMR Co., Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)
-----------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio - Service Class  Fidelity Management & Research Company
2                                                  (FMR Co., Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)
-----------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin Small Cap Value    Franklin Advisory Services, LLC
Securities Fund - Class 2
-----------------------------------------------------------------------------------------------------
Franklin Templeton VIP Mutual Shares Securities    Franklin Mutual Advisers, LLC
Fund - Class 2/7/
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           VARIABLE INVESTMENT OPTIONS              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate Fund - Series I    Invesco Advisers, Inc.
Shares                                             (Invesco Asset Management Limited)
-----------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series I  Invesco Advisers, Inc.
Shares
-----------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio - Service         Janus Capital Management LLC
Shares/8/
-----------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio - Service Shares/9/    Janus Capital Management LLC
-----------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio - Service           Janus Capital Management LLC
Shares/10/
-----------------------------------------------------------------------------------------------------
JPMorgan Core Bond Portfolio - Class 1 Shares      J.P. Morgan Investment Management Inc.
-----------------------------------------------------------------------------------------------------
JPMorgan International Equity Portfolio - Class 1  J.P. Morgan Investment Management Inc.
Shares
-----------------------------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series - Initial          Massachusetts Financial Services Company
Class/11/
-----------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series - Initial Class/12/     Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio -    Neuberger Berman Management LLC (Neuberger Berman
Class I                                            LLC)
-----------------------------------------------------------------------------------------------------
Neuberger Berman AMT Socially Responsive           Neuberger Berman Management LLC (Neuberger Berman
Portfolio - Class I/13/                            LLC)
-----------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA - Non-Service         OppenheimerFunds, Inc.
Shares/14/
-----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA -            OppenheimerFunds, Inc.
Non-Service Shares
-----------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(R) Strategy          Pacific Investment Management Company LLC
Portfolio - Administrative Class/15/
-----------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio (Unhedged) -       Pacific Investment Management Company LLC
Administrative Class
-----------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative   Pacific Investment Management Company LLC
Class/16/
-----------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative    Pacific Investment Management Company LLC
Class
-----------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative  Pacific Investment Management Company LLC
Class
-----------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio - Class I      Pioneer Investment Management, Inc.
Shares
-----------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB       Putnam Investment Management, LLC (Putnam
                                                   Investment Limited)
-----------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB          Putnam Investment Management, LLC (Putnam
                                                   Investment Limited)
-----------------------------------------------------------------------------------------------------
SunAmerica ST Aggressive Growth Portfolio - Class  SunAmerica Asset Management Corp.
1 Shares
-----------------------------------------------------------------------------------------------------
SunAmerica ST Balanced Portfolio - Class 1         SunAmerica Asset Management Corp.
Shares/17/                                         (J.P. Morgan Investment Management Inc.)
-----------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund            VALIC* (PineBridge Investments LLC)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                     VALIC* (SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                    VALIC* (SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund               VALIC* (SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund/18/          VALIC* (RCM Capital Management, LLC)
                                                   (T. Rowe Price Associates, Inc.)
                                                   (Wellington Management Company, LLP)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                   VALIC* (SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                       VALIC* (SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio -       Van Kampen Asset Management
Class I Shares
-----------------------------------------------------------------------------------------------------
Vanguard** VIF High Yield Bond Portfolio           Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------
Vanguard** VIF REIT Index Portfolio                The Vanguard Group, Inc.
-----------------------------------------------------------------------------------------------------

--------
   /1/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
   /2/ The Fund type for Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 is high total return.
   /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
   /4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
   /5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
   /6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
   /7/   The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
         - Class 2 is capital appreciation with income as a secondary goal.
   /8/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
   /9/ The Fund type for Janus Aspen Forty Portfolio - Service Shares is long-term growth of capital.
   /10/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
   /11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
   /12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

   /13/ The Fund type for Neuberger Berman AMT Socially Responsive Portfolio - Class I Shares is long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.
   /14/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
   /15/  The Fund type for PIMCO VIT CommodityRealReturn(R) Strategy Portfolio
         - Administrative Class is maximum real return.
   /16/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
   /17/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
   /18/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
     *   "VALIC" means The Variable Annuity Life Insurance Company.
     **  "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may occasionally be supplemented by the Fund's Investment Adviser. Please check the Protection Advantage Select page at www.americangeneral.com/life/life.nsf/contents/ productsindividuals_prospectuses_VUL to view Fund prospectuses and their supplements.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 52.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 55. The "daily charge" described on page 52 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 33.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of USL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

   Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

ILLUSTRATIONS

   After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the insured person's age and PREMIUM CLASS and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

   A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Protection Advantage Select Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age. We currently require that the insured person under a Policy be at least age 18 when we issue the Policy.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy an Protection Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders.
We refer to this guarantee in this prospectus as the "guarantee period benefit." We also offer a guaranteed minimum death benefit rider that includes a continuation guarantee. We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," on page 31 and a discussion of the rider under "Additional Benefit Riders" on page 40. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 53.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

    .  Option 1--The specified amount on the date of the insured person's death.

    . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. There is a Maximum Net Amount at Risk associated with Death Benefit Option 3. The Maximum Net Amount at Risk on the Date of Issue is shown on Page 3 of your Policy. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

       If at any time the net amount at risk exceeds the maximum net amount at risk, USL may automatically make a partial surrender or reduce the death benefit, both of which may have federal tax consequences, to keep the net amount at risk below the maximum then in effect. In no event, however, will we make such partial surrender or reduce the death benefit if the change would result in adverse tax consequences under Internal Revenue Code Section 7702. Future underwritten increases in specified amount will increase the maximum net amount at risk.

   See "Partial surrender" on page 45 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 29 of your Policy. The required minimum death benefit percentage varies based on the age, sex and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, Non-Tobacco ages 40 to 120.

-------------------------------------------------------------------------------
                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

INSURED
PERSON'S
ATTAINED AGE                  40   45   50   55   60   65   70   75   99   120
%                             419% 353% 299% 254% 218% 190% 167% 149% 111% 104%
-------------------------------------------------------------------------------

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

-------------------------------------------------------------------------------
                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

INSURED
PERSON'S
ATTAINED AGE                       40   45   50   55   60   65   70   75   95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%
-------------------------------------------------------------------------------

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

    . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

    .  Supplemental coverage has no surrender charges;

    . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

    . We calculate the monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Monthly guarantee premiums" on page 31); and

    . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge and new monthly charge for each $1,000 of base coverage only upon the amount of the increase in base coverage. The new surrender charge applies for a maximum of the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount if you choose death benefit Option 1. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your USL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 32, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 39 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 57. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 35).

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the city of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 31) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period benefit." This benefit extends for up to the first 20 Policy years, provided you pay the monthly guarantee premiums. Here are its terms and conditions:

    . The guarantee period benefit extends for the first 20 Policy years if the insured person is no older than age 55 at Policy issue. The duration of the guarantee period benefit decreases by one year for each increase in the issue age beginning with issue age 56 until, at an issue age of 70 or older, it is five years.

    . On the first day of each POLICY MONTH that you are covered by the guarantee period benefit, we determine if the cash surrender value is sufficient to pay the monthly deduction. (POLICY MONTHS are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

    . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

    . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 56.

    . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium. The more supplemental coverage you select, the lower your overall Policy charges; however, selecting more supplemental coverage will result in higher monthly guarantee premiums.

   Whenever you increase or decrease your specified amount, change death benefit Options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

    . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

    . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

    . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   Some states require variations in the terms of our guarantee period benefit.

   Payment of the monthly guarantee premiums assures your Policy and riders will not lapse. The guaranteed minimum death benefit rider does not provide this assurance unless the provisions of the rider are met. See "Guaranteed Minimum Death Benefit Rider" on page 42.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 34, "Restrictions initiated by the Funds and information sharing obligations" on page 35 and "Additional Rights That We Have" on page 51).

    . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

    . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

    . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 38.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy owner requests:

    . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

    . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

    . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

    . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

    . applies as if we were instead issuing the same amount of base coverage as a new Protection Advantage Select Policy; and

    . applies to the amount of the increase for a maximum of the 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first five Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

    .  $50,000; and

    . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 39) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

    . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

    . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

    . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit Option. You may at any time before the Policy's maturity date while the insured person is living request us to change your death benefit Option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 36. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. See "Monthly guarantee premiums" on page 31.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 16th Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero or greater, except in Florida and Oregon where the annual credit must be no less than 0.01%. All other Policies issued in the same calendar year, however, will be treated the same.

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   Here are the additional terms of the Account Value Enhancement:

    . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

    . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

    . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

    . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

    . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to

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


you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and
(b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

    . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

    . If you exercise your right to return your Policy described under "Free look period" on page 32 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

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


REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 25.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. This rider terminates on the Policy anniversary nearest the insured person's 70th birthday; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

   Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65th birthday or the "Maturity Date" shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates, the charge will cease.

   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. This rider terminates on the Policy anniversary nearest the insured person's 65th birthday; however, you may elect to terminate it at any time before then. When the rider terminates, the charge will cease.

   Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

   There is a one-time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

   You can request to exercise the rider when:

    . The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

    .  The Policy has been in force at least until the later of:

       (a) the Policy anniversary nearest the insured person's age 75; or
       (b) the 15th Policy anniversary.

   The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

    . There must be sufficient cash surrender value to cover the one-time charge;

    . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

    . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

    . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

    . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

    . There can be no riders in force that require charges after the exercise date, other than term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the exercise date:

    . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

    . All future monthly deductions will be waived, including those for any term rider;

    .  No additional premiums will be accepted;

    .  No new policy loans or partial surrenders will be allowed;

    .  Policy loans can be repaid;

    . No changes will be allowed in the specified amount or choice of death benefit Option;

    . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

    . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

    .  Upon your written request to terminate the rider; or

    .  Upon termination of the Policy.

   Guaranteed Minimum Death Benefit Rider. This rider provides a Continuation Guarantee benefit that can keep your Policy from lapsing. This rider is available only if you have selected the guideline premium test and either death benefit Option 1 or Option 2. There is a charge for this rider. You must elect this rider at the time you apply for the Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Continuation Guarantee. This benefit is provided by using a Continuation Guarantee Account. While the Continuation Guarantee is in effect, your Policy will not enter the grace period even if there is not enough cash surrender value to cover your current monthly deductions. Even if the Policy's cash surrender value has declined to zero, the Continuation Guarantee will remain in effect as long as the value of the Continuation Guarantee Account is greater than zero.

   Continuation Guarantee Account. The Continuation Guarantee Account creates an alternate value that is not used in determining your actual Policy values, nor does it provide any additional Policy values or death benefit. It is simply a reference value used to determine whether or not the Continuation Guarantee is in effect.

   The Continuation Guarantee Account value is calculated in the same manner as your actual Policy value with one exception described in the next paragraph. We determine the Continuation Guarantee Account value however, by using different charges and a different interest rate. Except as stated in this rider, the table of Continuation Guarantee cost of insurance rates, the Continuation Guarantee interest rate, and all other Continuation Guarantee charges used in this alternate value calculation are guaranteed not to change. The initial Continuation Guarantee interest rate is found in your Policy Schedule. The initial charges are found in your Policy Schedule and in the rider.

   We have a current practice regarding premium we receive later than its due date. When we determine the Continuation Guarantee Account value we credit any premium we receive later than its due date as if the premium had been received on the due date, provided we receive the premium within a 28-day window following the due date. Any premium received in the 28-day window will be allocated upon actual receipt to the investment options you have chosen. No investment gains or losses are credited to the time between the due date and actual receipt of the premium.

   Beginning with the third Policy year and each Policy year thereafter, the Continuation Guarantee Account is subject to adjustment. If the Account value has fallen below the sum of 90% of your amount in the Fixed Account that is not offset by loans (see "Policy loans" on page 47) and 70% of your amount in the variable investment options, then the Account value will be adjusted to such percentages of your total accumulation value at the time of the adjustment. We reserve the right to change these percentages for Policies issued in the future, but once a Policy is issued the percentages will not change for that Policy.

   Charge against the Policy's accumulation value. The rider charge will be deducted monthly from the Policy's accumulation value, but not from the Continuation Guarantee Account value. The charge is based on the insured person's age, sex, premium class and net amount at risk. We assess a charge per $1000 of net amount at risk attributable to the Policy's total base and supplemental coverages. We determine this charge by using the same guaranteed cost of insurance rates that are shown in the Policy. The actual charge may be less than the guaranteed charge.

   Charges against the Continuation Guarantee Account. The following four charges are not deducted from the Policy's accumulation value. They are deducted from the Continuation Guarantee Account value and are used only to determine if the Policy's Continuation Guarantee is in effect:

    . Continuation Guarantee Monthly Administration Fee. We show the Continuation Guarantee Monthly Administration Fee on your Policy Schedule. This monthly fee is currently $10.

    . Continuation Guarantee Premium Expense Charge. This charge is calculated by multiplying each premium paid by the Continuation Guarantee Premium Expense Charge Percentage. We show this percentage on your Policy Schedule. It cannot be changed.

    . Continuation Guarantee Monthly Expense Charge. A Continuation Guarantee Monthly Expense Charge will be deducted monthly from the Continuation Guarantee Account value. This charge depends on the amount of base coverage and the insured person's sex, age and premium class. The initial amount and duration of this charge is shown on your Policy Schedule. The charge will also apply to any increase in the Policy's specified amount. We will notify you of the new charge on account of any increase in specified amount in an endorsement to the Policy. Any decrease in your Policy's specified amount will not change the Continuation Guarantee Monthly Expense Charge in effect at the time of the decrease.

    . Continuation Guarantee Cost of Insurance Charge. A Continuation Guarantee Cost of Insurance Charge will be deducted monthly from the Continuation Guarantee Account value. This charge will be calculated by multiplying the Continuation Guarantee cost of insurance rate by the net amount at risk of the Continuation Guarantee Account. The cost of insurance rate will vary based on the insured person's sex, age and premium class, as well as the Policy year. The rider contains a table of cost of insurance rates used to determine this charge.

   Additional adjustments to the Continuation Guarantee Account value. We make additional adjustments to the Continuation Guarantee Account value, as follows:

    . Other rider charges. Rider charges will be deducted from the Continuation Guarantee Account value.

    . Partial surrenders. Partial surrenders will be deducted from the Continuation Guarantee Account value.

    . Surrender charges. Surrender charges due to any decrease in the Policy's specified amount will be deducted from the Continuation Guarantee Account value.

    . Policy loans. The gross amount of policy loans will be deducted from the Continuation Guarantee Account value. Loan repayments will be added to the Continuation Guarantee Account value.

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


   Investment option restrictions - If you purchased this rider, certain investment options are identified on page 3 of your Policy as "Restricted Funds." (We use the term "restricted investment options" in this prospectus to refer to Restricted Funds.) This means that we will limit the total amount of your accumulation value less Policy loans that may be invested in Restricted Funds to 30% of your Policy's total accumulation value less Policy loans. Here is an example:

   Let us say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in Restricted Funds to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in Restricted Funds increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under this rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Your Policy identifies the initial list of Restricted Funds. We reserve the right under the Policy to add or remove Restricted Funds, in the following manner:

    . If we add an investment option to the Policy, it is possible that it will be a Restricted Fund; and

    . We may decide (or in some cases, we may be required) to remove a Restricted Fund from the Policy.

   If you purchased this rider, you are required to use our automatic rebalancing program. This program assures that you adhere to the 30% requirement for Restricted Funds. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages to correspond to your then current premium allocation designation. See "Automatic rebalancing" on page 34. Currently we require that you maintain automatic rebalancing on an annual basis. We reserve the right, however, to require that you rebalance more often than annually.

   You may choose to rebalance more frequently than annually. You may give us new automatic rebalancing instructions at any time.

   The Restricted Funds currently are:

    .  Credit Suisse Trust U.S. Equity Flex I Portfolio
    .  Dreyfus VIF International Value Portfolio
    . Franklin Templeton VIP Franklin Small Cap Value Securities Fund . Invesco V.I. Global Real Estate Fund
    .  Invesco V.I. International Growth Fund
    .  Janus Aspen Overseas Portfolio
    .  JPMorgan International Equity Portfolio
    .  MFS(R) VIT New Discovery Series
    .  Oppenheimer Global Securities Fund/VA
    .  PIMCO VIT CommodityRealReturn(R) Strategy Portfolio
    .  Putnam VT Small Cap Value Fund
    .  VALIC Co. I International Equities Fund
    .  VALIC Co. I Small Cap Index Fund

   Reinstatement. If the Policy lapses this rider may not be reinstated.

   Termination. This rider will terminate if:

    .  you elect to terminate this rider;
    .  the Policy terminates or matures;
    . automatic rebalancing has been discontinued; or . you change your automatic rebalancing percentages to allow for more than
       30% of the policy's total Accumulation Value less policy loans to be invested in Restricted Funds.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 57. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 52.

E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS

   See page 20 for information regarding E-Delivery, E-Service and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Protection Advantage Select Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 36.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the date of issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

    . the new policy will be issued with the same date of issue, insurance age, and risk classification as your Policy;

    . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

    . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

    . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

    .  evidence of insurability will not be required for the exchange.

   Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

    . we use your original Policy's cash surrender value as a single premium for the new policy;

    . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

    . you will owe no additional premiums or other charges during the entire time the new policy is in force;

    . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

    . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

    . we will pay the amount of coverage to the owner if the insured person is living at the new policy's maturity date and the new policy will terminate.

   Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the Superintendent of the New York Insurance Department, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

   If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of charges we assess against your accumulation value on your monthly deduction day, and less loan interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount will be subtracted from the death benefit with an adjustment for the unearned loan interest.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

    . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

    . will never exceed an annual effective rate of 4.25% (4.08% paid in advance).

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage. See "Option to extend coverage" on page 48.

   Option to extend coverage. You may elect to extend your original maturity date. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

   To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

   The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

    .  You may not revoke your exercising this option;

    . No riders attached to this policy will be extended unless otherwise stated in the rider;

    .  No further charges will be assessed on the monthly deduction day;

    .  You may not pay any new premiums;

    .  Interest on policy loans will continue to accrue;

    .  You may repay all or part of a loan at any time; and

    . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 57 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

    .  Option 1 - Equal monthly payments for a specified period of time.

    . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

    . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

    . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

   Interest rates that we credit under each Option will be at least 2%.

   Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment Options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

    .  the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

    . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

    . end the automatic rebalancing feature if your accumulation value falls below $5,000;

    . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

    . Four Non-Tobacco classes: preferred plus, preferred, standard and special; and
    .  Three Tobacco classes: preferred, standard and special.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Policies purchased through term life conversions. We maintain rules about how to convert term insurance to Protection Advantage Select. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   Expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Insurance Department may require that we seek its prior approval before we make some of these changes.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. USL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. USL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment option. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 3A of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first five Policy years. This monthly charge also applies to the amount of any increase in base coverage during the five Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 26 and "Base coverage and supplemental coverage" on page 29.) This charge can range from a maximum of $2.66 for each $1000 of the base coverage portion of the specified amount to a minimum of $0.09 for each $1000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $0.38 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Five Years." USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

    .  greater amounts at risk result in a higher monthly insurance charge; and

    . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years.

   Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value if you select additional benefit riders. The cost of insurance charges for the guarantee minimum death benefit rider will be assessed on your monthly deduction day. The other charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, waiver of monthly deduction rider, overloan protection rider, and guaranteed minimum death benefit rider. The riders are described beginning on page 40, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 30 of the Policy. As shown in the Tables of Charges beginning on page 11 the maximum surrender charge is $41 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $2 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $28 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, no later than the fifteenth year (or the fifteenth year following any increase in the base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over a maximum of the first 14 Policy years. The chart is for a 50 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

-------------------------------------------------------------------------------------
                     SURRENDER CHARGE FOR A 50 YEAR OLD MALE
-------------------------------------------------------------------------------------
POLICY YEAR                1   2   3   4   5   6   7   8   9  10  11  12  13  14  15+
-------------------------------------------------------------------------------------
SURRENDER
CHARGE
PER $1,000 OF
BASE COVERAGE             $28 $27 $26 $25 $24 $22 $21 $18 $14 $11 $7  $6  $4  $2  $0
-------------------------------------------------------------------------------------

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 45 and "Change of death benefit option" on page 37.

   For those Policies that lapse in the first 14 Policy years, USL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 47.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 18. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 55.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe beginning on page 52 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 22 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 52 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 55. The "daily charge" described on page 52 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from USL.

                        POLICY LAPSE AND REINSTATEMENT

   While the guarantee period benefit is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums.

   The benefit under the guarantee minimum death benefit rider may also keep your Policy from entering a grace period or terminating as long as the value of the continuation guarantee account is greater than zero.

After the guarantee period benefit expires and the rider terminates, if your Policy's cash surrender value falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit Option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 48 allows you to continue your Policy beyond the insured person's age
121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your policy as it relates to Section 7702 and the termination date of the Mortality Tables.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Thus, the estate tax and GST rates will revert back to the exclusion amounts from 2001 if no Congressional action is taken. At the time of publication, Congress has not acted with regard to the estate tax or GST; however, there is an expectation that the 2010 repeal will not remain in place. Please contact your tax advisor for further updates.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. As discussed above, there is currently uncertainty with regard to the amount of the exclusion for 2010 and future years. Therefore, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of USL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at United States Life VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-251-3720.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                   PAGE TO
                                                                  SEE IN THIS
DEFINED TERM                                                      PROSPECTUS
------------                                                      -----------
accumulation value...............................................      8
Administrative Center............................................      5
automatic rebalancing............................................     34
base coverage....................................................     29
basis............................................................     59
beneficiary......................................................     49
cash surrender value.............................................      7
cash value accumulation test.....................................     28
close of business................................................     38
Code.............................................................     39
Contact Information..............................................      5
Continuation Guarantee...........................................     42
Continuation Guarantee Account...................................     42
cost of insurance rates..........................................     53
daily charge.....................................................     52
date of issue....................................................     39
death benefit....................................................      6
dollar cost averaging............................................     33
Fixed Account....................................................     25
free look........................................................     32
full surrender...................................................      7
Fund, Funds......................................................      6
grace period.....................................................      9
guarantee period benefit.........................................     26
guideline premium test...........................................     29
insured person...................................................      1
investment options...............................................     56
lapse............................................................      9
loan (see "Policy loans" in this Index)..........................      7
loan interest....................................................     55
maturity date....................................................     48
modified endowment contract......................................     58
monthly deduction day............................................     39
monthly guarantee premium........................................      9
monthly insurance charge.........................................     53
net amount at risk...............................................     14
Option 1, Option 2, Option 3.....................................      6

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                   PAGE TO
                                                                  SEE IN THIS
DEFINED TERM                                                      PROSPECTUS
------------                                                      -----------
partial surrender................................................     45
payment Options..................................................     48
planned periodic premiums........................................     31
Policy loans.....................................................     47
Policy months....................................................     39
Policy year......................................................     39
preferred loan...................................................     47
premium class....................................................     51
premium payments.................................................     30
reinstate, reinstatement.........................................     56
required minimum death benefit...................................     28
required minimum death benefit percentage........................     28
Separate Account USL VL-R........................................     19
seven-pay test...................................................     58
specified amount.................................................      6
supplemental coverage............................................     29
transfers........................................................      7
valuation date...................................................     38
valuation period.................................................     38
variable investment options......................................     22

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[American General Life Companies LOGO]                            PRIVACY NOTICE

--------------------------------------------------------------------------------

American General Life Companies knows   .    We have physical, electronic, and
that your privacy is important. You          procedural safeguards in place that
have received this notice as required        were designed to protect Nonpublic
by law and because you are now or may        Personal Information.
be a customer of one of our
companies. This notice will advise      .    We do not share Nonpublic Personal
you of the types of Nonpublic                Information about you except as
Personal Information we collect, how         allowed by law.
we use it, and what we do to protect
your privacy.                           .    We may disclose all types of
                                             Nonpublic Personal Information that
"Nonpublic Personal Information"             we collect, including information
refers to personally identifiable            regarding your transactions or
information that is not available to         experiences with us, when needed,
the public.                                  to:

"Employees, Representatives, Agents,         (i) Our Employees, Representatives,
and Selected Third Parties" refers to        Agents, and Selected Third Parties,
individuals or entities who act on           as permitted by law; or
our behalf.
                                             (ii) other organizations with which
..    Our Employees, Representatives,         we have joint marketing agreements
     Agents, and Selected Third              as permitted by law.
     Parties may collect Nonpublic
     Personal Information about you,    .    The types of companies and persons
     including information:                  to whom we may disclose Nonpublic
                                             Personal Information as permitted
     -    Given to us on applications        by law include: banks; attorneys;
          or other forms;                    trustees; third-party
                                             administrators; insurance agents;
     -    About transactions with us,        insurance companies; insurance
          our affiliates, or third           support organizations; credit
          parties;                           reporting agencies; registered
                                             broker-dealers; auditors;
     -    From others, such as credit        regulators; and reinsurers.
          reporting agencies,
          employers, and federal and    .    We do not share your Nonpublic
          state agencies.                    Personal Health Information unless
                                             authorized by you or allowed by
..    The types of Nonpublic Personal         law.
     Information we collect depends
     on the products we offer to you    .    Our privacy policy applies, to the
     and may include your: name;             extent required by law, to our
     address; Social Security Number;        agents and representatives when
     account balances; income;               they are acting on behalf of
     assets; insurance premiums;             American General Life Companies.
     coverage and beneficiaries;
     credit reports; marital status;    .    You will be notified if our privacy
     and payment history. We may also        policy changes.
     collect Nonpublic Personal
     Health Information, such as        .    Our privacy policy applies to
     medical reports, to underwrite          current and former customers.
     insurance policies, process
     claims, or for other related       THIS PRIVACY NOTICE IS PROVIDED FOR YOUR
     functions.                         INFORMATION ONLY. YOU DO NOT NEED TO
                                        CALL OR TAKE ANY ACTION.
..    We restrict access to Nonpublic
     Personal Information to those
     Employees, Representatives,
     Agents, or Selected Third
     Parties who provide products or
     services to you and who have
     been trained to handle Nonpublic
     Personal Information as
     described in this Notice.

..    We have policies and procedures
     that direct our Employees,
     Representatives, Agents and
     Selected Third Parties acting
     for us, on how to protect and
     use Nonpublic Personal
     Information.

--------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we will
Insurance Company, American General     not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other than
General Indemnity Company, American     as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in writing.
Insurance Company, American General     If you wish to authorize us to disclose
Property Insurance Company, American    your nonpublic personal financial
International Life Assurance Company    information to nonaffiliated third
of New York, Delaware American Life     parties, you may write to us at:
Insurance Company, The United States    American General Life Companies Service
Life Insurance Company in the City of   Center, P.O. Box 4373, Houston, Texas
New York, American General Life         77210-4373.
Insurance Company of Delaware
(formerly known as AIG Life Insurance   (C) 2010 American International Group,
Company), American General Life         Inc. All rights reserved.
Insurance of Bermuda, Ltd..

                                                            AGLC0375-STF Rev0210

              [GRAPHIC]

Go Green with Confidence!

It's the best of both worlds: you can go green and trust that your important documents stay secure with e-Service and e-Delivery from The United States Life Insurance Company in the City of New York./1/ e-Service provides private, secure access to up-to-date policy information whenever you need it - 24 hours a day, 7 days a week.

Convenient e-Delivery makes it easy to go paperless, too. Instead of all the clutter of bulky, wasteful and inefficient mailings, go green with e-Delivery. It's our secure, document delivery service that alerts you via email when you have documents available to review. Important disclosure documents relating to your Policy and your variable investment options are posted online, available for you to review or print at your discretion.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday. Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

              [LOGO OF ESERVICE]
                  www.americangeneral.com

/1/  All services not available for all products.

[Logo of American General
Life Companies]

The United States Life Insurance Company in the City of New York

VUL Administration
P.O. Box 4880
Houston, Texas, 77210-4880

Variable universal life insurance policies issued by The United States Life Insurance Company in the City of New York (USL) and distributed by American General Equity Services Corporation, member FINRA. USL solicits variable universal life insurance only in the state of New York. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL.

(C) 2010. All rights reserved.

AGLC103615 REV0410

                                              The United States Life Insurance
                                                Company in the City of New York

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

AMERICAN GENERAL                                                 THE UNITED STATES LIFE INSURANCE COMPANY
Life Companies                                                                    IN THE CITY OF NEW YORK

For additional information about the Protection Advantage
Select/SM/ Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated
May 3, 2010. We have filed the SAI with the SEC and have                                     For E-SERVICE and
incorporated it by reference into this prospectus. You may obtain a                     E-DELIVERY, or to view and
free copy of the SAI and the Policy or Fund prospectuses if you                            Print Policy or Fund
write us at our Administrative Center, which is located at United                        prospectuses visit us at
States Life, VUL Administration, P. O. Box 4880, Houston, Texas
77210-4880 or call us at 1-800-251-3720. You may also obtain the                          WWW.AMERICANGENERAL.COM
SAI from your USL representative through which the Policies may be purchased. Additional information about the Protection Advantage
Select Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is
available without charge to individuals considering purchasing a
Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E.,
Washington, D.C. 20549.

Policies issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
70 Pine Street, New York, New York 10270

PROTECTION ADVANTAGE SELECT FLEXIBLE PREMIUM VARIABLE UNIVERSAL
LIFE INSURANCE
Policy Form Number 07921N
Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life
Insurance Company in the City of New York are its responsibility.
The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL.

(C) 2010. All rights reserved.                                                         ICA File No. 811-09359

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                        PROTECTION ADVANTAGE SELECT(sm)

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 3, 2010

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 3, 2010, describing the Protection Advantage Select flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   USL.....................................................................  3
   Separate Account USL VL-R...............................................  3
   American Home Assurance Company.........................................  4

SERVICES...................................................................  4

DISTRIBUTION OF THE POLICIES...............................................  5

PERFORMANCE INFORMATION....................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES..................................  7

       Gender neutral policies.............................................  7
       Special purchase plans..............................................  7
       Underwriting procedures and cost of insurance charges...............  7
       Certain arrangements................................................  8
   More About The Fixed Account............................................  8
       Our general account.................................................  8
       How we declare interest.............................................  8
   Adjustments to Death Benefit............................................  9
       Suicide.............................................................  9
       Wrong age or gender.................................................  9
       Death during grace period...........................................  9

ACTUARIAL EXPERT...........................................................  9

MATERIAL CONFLICTS.........................................................  9

FINANCIAL STATEMENTS....................................................... 10

   Separate Account Financial Statements................................... 10
   USL Financial Statements................................................ 10
   American Home Statutory Basis Financial Statements...................... 10

INDEX TO FINANCIAL STATEMENTS.............................................. 11

   Separate Account USL VL-R Financial Statements.......................... 11
   USL Financial Statements................................................ 11
   American Home Statutory Basis Financial Statements...................... 11

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc, including USL. The commitments under the Policies are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. USL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

Separate Account USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 65 separate "divisions," 48 of which are available under the Policies offered by the prospectus as variable "investment options." All of these 48 divisions and the remaining 17 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2009, 2008 and 2007, USL paid AGLC for these services $121,543,754, $146,282,821 and $124,096,933, respectively.

   USL and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. may provide services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 90% of the premiums received in the first Policy year up to a "target premium";

    . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

    . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

    . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

    . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

    . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

    . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or for future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Protection Advantage Select Policies on both a gender-neutral and a sex-distinct basis.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of USL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, USL, and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2009 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2009 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

USL Financial Statements

   The balance sheets of USL as of December 31, 2009 and 2008 and the related statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American Home Statutory Basis Financial Statements

   The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2009 and 2008, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

I.  Separate Account USL VL-R Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2009
Statement of Operations for the period ended December 31, 2009
Statement of Changes in Net Assets for the years ended December 31, 2009 and
  2008, except as indicated
Notes to Financial Statements

II. USL Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2009 and 2008
Statements of Income (Loss) for the years ended December 31, 2009, 2008 and 2007 Statements of Comprehensive Income (Loss) for the years ended December 31,
  2009, 2008 and 2007
Statements of Shareholder's Equity for the years ended December 31, 2009, 2008 and 2007
Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007 Notes to Financial Statements

III.American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2009 and 2008
Statements of Liabilities, Capital and Surplus as of December 31, 2009 and 2008 Statements of Income and Changes in Capital and Surplus For the years ended
  December 31, 2009, 2008 and 2007
Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007 Notes to Statutory Basis Financial Statements

[LOGO] AMERICAN GENERAL Life Companies

                                               Variable Universal Life Insurance
                                                       Separate Account USL VL-R

                                                                            2009

                                                                   Annual Report

                                                               December 31, 2009

                THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1201 LOUISIANA
                                                      SUITE 2900
                                                      HOUSTON TX 77002-5678
                                                      TELEPHONE (713) 356 4000
                                                      FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VL-R at December 31, 2009, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 27, 2010

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2009

                                                                                          Due from (to)
                                                                                           The United
                                                                                           States Life
                                                                          Investment    Insurance Company
                                                                         securities -      in the City
Divisions                                                                at fair value     of New York     NET ASSETS
-----------------------------------------------------------------------  -------------  -----------------  ----------
AIM V.I. Core Equity Fund - Series I                                       $ 70,698           $(1)          $ 70,697
AIM V.I. International Growth Fund - Series I                                49,279              1            49,280
Alger Capital Appreciation Portfolio - Class I-2 Shares                         939             --               939
Alger Mid Cap Growth Portfolio - Class I-2 Shares                                61             --                61
American Century VP Value Fund - Class I                                     46,055            (1)            46,054
Credit Suisse U.S. Equity Flex I Portfolio                                   30,565              1            30,566
Dreyfus IP MidCap Stock Portfolio - Initial Shares                            8,678              1             8,679
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                    30,455            (1)            30,454
Dreyfus VIF Quality Bond Portfolio - Initial Shares                          11,936             --            11,936
Fidelity VIP Asset Manager Portfolio - Service Class 2                       32,746            (1)            32,745
Fidelity VIP Contrafund Portfolio - Service Class 2                          55,016            (1)            55,015
Fidelity VIP Equity-Income Portfolio - Service Class 2                       81,024             --            81,024
Fidelity VIP Growth Portfolio - Service Class 2                              74,271             --            74,271
Fidelity VIP Mid Cap Portfolio - Service Class 2                              3,192             --             3,192
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2        13,593             --            13,593
Franklin Templeton Franklin U.S. Government Fund - Class 2                  191,735              1           191,736
Franklin Templeton Mutual Shares Securities Fund - Class 2                   78,603             --            78,603
Franklin Templeton Templeton Foreign Securities Fund - Class 2               36,190             --            36,190
Janus Aspen Enterprise Portfolio - Service Shares                             4,723             --             4,723
Janus Aspen Overseas Portfolio - Service Shares                              23,896              2            23,898
Janus Aspen Worldwide Portfolio - Service Shares                             14,207             --            14,207
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                      163            (1)               162
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                  35,742              1            35,743
JPMorgan Mid Cap Value Portfolio                                                 --             --                --
MFS VIT Core Equity Series - Initial Class                                    1,569            (2)             1,567
MFS VIT Growth Series - Initial Class                                        61,669            (1)            61,668
MFS VIT New Discovery Series - Initial Class                                  1,277             --             1,277
MFS VIT Research Series - Initial Class                                          --             --                --
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                      21,624             --            21,624
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   11,755             --            11,755
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class       1,548             --             1,548
PIMCO VIT Real Return Portfolio - Administrative Class                      116,455             --           116,455
PIMCO VIT Short-Term Portfolio - Administrative Class                        18,720             --            18,720
PIMCO VIT Total Return Portfolio - Administrative Class                     153,427              2           153,429
Pioneer Fund VCT Portfolio - Class I                                          8,317             --             8,317
Pioneer Growth Opportunities VCT Portfolio - Class I                          5,066             --             5,066
Putnam VT Diversified Income Fund - Class IB                                  2,631              1             2,632
Putnam VT Growth and Income Fund - Class IB                                  55,742            (1)            55,741
Putnam VT International Growth and Income Fund - Class IB                    36,285             --            36,285
Putnam VT Small Cap Value Fund - Class IB                                       220             --               220
UIF Capital Growth Portfolio - Class I Shares                                52,293             --            52,293
UIF High Yield Portfolio - Class I Shares                                     2,049             --             2,049
VALIC Company I International Equities Fund                                  46,052            (1)            46,051
VALIC Company I Mid Cap Index Fund                                           56,483            (2)            56,481
VALIC Company I Money Market I Fund                                           1,522             --             1,522
VALIC Company I Nasdaq-100 Index Fund                                         7,935             --             7,935
VALIC Company I Science & Technology Fund                                    11,077             --            11,077
VALIC Company I Small Cap Index Fund                                         32,361            (1)            32,360
VALIC Company I Stock Index Fund                                            103,031             --           103,031
Van Kampen LIT Growth and Income Portfolio - Class I                          4,127            (1)             4,126
Vanguard VIF High Yield Bond Portfolio                                       34,124             --            34,124
Vanguard VIF REIT Index Portfolio                                            56,787              1            56,788

                            See accompanying notes.

                                  USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                            A            B           A+B=C          D            E             F         C+D+E+F
                                                                                                          Net change    INCREASE
                                                                                   Net        Capital         in       (DECREASE)
                                                     Mortality                  realized       gain       unrealized     IN NET
                                        Dividends   and expense                   gain     distributions appreciation    ASSETS
                                          from       risk and         NET        (loss)        from     (depreciation)  RESULTING
                                         mutual   administrative  INVESTMENT       on         mutual          of          FROM
Divisions                                 funds       charges    INCOME (LOSS) investments     funds      investments  OPERATIONS
--------------------------------------- --------- -------------- ------------- ----------- ------------ -------------- ----------
AIM V.I. Core Equity Fund - Series I      $1,155      $  (436)      $   719     $  (2,002)     $   --       $ 16,478    $ 15,195
AIM V.I. International Growth Fund -
  Series I                                   650         (305)          345         1,471          --         10,863      12,679
Alger Capital Appreciation Portfolio -
  Class I-2 Shares                            --           (6)           (6)         (138)         --            499         355
Alger Mid Cap Growth Portfolio -
  Class I-2 Shares                            --           --            --           (43)         --             74          31
American Century VP Value Fund -
  Class I                                  2,196         (289)        1,907          (952)         --          6,535       7,490
Credit Suisse U.S. Equity Flex I
  Portfolio                                  297         (180)          117            16          --          5,697       5,830
Dreyfus IP MidCap Stock Portfolio -
  Initial Shares                              91          (51)           40        (2,327)         --          4,521       2,234
Dreyfus VIF Developing Leaders
  Portfolio - Initial Shares                 565         (259)          306        (8,512)         --         16,721       8,515
Dreyfus VIF Quality Bond Portfolio -
  Initial Shares                             546          (87)          459           (99)         --          1,165       1,525
Fidelity VIP Asset Manager Portfolio
  - Service Class 2                          629         (202)          427        (1,527)         50          7,804       6,754
Fidelity VIP Contrafund Portfolio -
  Service Class 2                            706       (1,336)         (630)      (97,570)         13        153,503      55,316
Fidelity VIP Equity-Income Portfolio -
  Service Class 2                          1,445         (479)          966          (585)         --         19,723      20,104
Fidelity VIP Growth Portfolio -
  Service Class 2                            133         (505)         (372)       (2,488)         60         17,362      14,562
Fidelity VIP Mid Cap Portfolio -
  Service Class 2                             12          (17)           (5)         (521)         14          1,343         831
Franklin Templeton Franklin Small Cap
  Value Securities Fund - Class 2            173          (74)           99          (137)        477          2,457       2,896
Franklin Templeton Franklin U.S.
  Government Fund - Class 2                  259         (541)         (282)           80          --          1,387       1,185
Franklin Templeton Mutual Shares
  Securities Fund - Class 2                2,210       (1,863)          347      (129,617)         --        184,636      55,366
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2                1,095         (219)          876        (6,757)      1,350         13,108       8,577
Janus Aspen Enterprise Portfolio -
  Service Shares                              --          (24)          (24)          121          --          1,227       1,324
Janus Aspen Overseas Portfolio -
  Service Shares                              77         (138)          (61)         (897)        523         10,882      10,447
Janus Aspen Worldwide Portfolio -
  Service Shares                             549         (440)          109        (3,339)         --         22,928      19,698
JPMorgan Insurance Trust Mid Cap Value
  Portfolio - Class 1                         --           --            --            --          --             37          37
JPMorgan Insurance Trust Small Cap
  Core Portfolio - Class 1                   220         (202)           18        (3,099)        429         10,569       7,917
JPMorgan Mid Cap Value Portfolio               3           --             3           (76)         --             69          (4)
MFS VIT Core Equity Series - Initial
  Class                                       21          (10)           11          (274)         --            649         386
MFS VIT Growth Series - Initial Class        356         (784)         (428)       19,039          --         16,462      35,073
MFS VIT New Discovery Series - Initial
  Class                                       --           (7)           (7)          (46)         --            539         486
MFS VIT Research Series - Initial Class    2,130         (919)        1,211        16,326          --         17,620      35,157
Neuberger Berman AMT Mid-Cap Growth
  Portfolio - Class I                         --         (137)         (137)          738          --          4,951       5,552
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                         162          (57)          105          (247)        154          2,859       2,871
PIMCO VIT CommodityRealReturn Strategy
  Portfolio - Administrative Class            64           (7)           57             7         117            184         365
PIMCO VIT Real Return Portfolio -
  Administrative Class                     1,892         (523)        1,369           (84)      4,362          4,847      10,494
PIMCO VIT Short-Term Portfolio -
  Administrative Class                       469         (167)          302             8         177          1,095       1,582
PIMCO VIT Total Return Portfolio -
  Administrative Class                     5,169         (776)        4,393           403       4,614          2,551      11,961
Pioneer Fund VCT Portfolio - Class I         151          (69)           82        (6,533)         --          7,733       1,282
Pioneer Growth Opportunities VCT
  Portfolio - Class I                         --          (31)          (31)         (295)         --          1,879       1,553
Putnam VT Diversified Income Fund -
  Class IB                                   179          (17)          162          (167)         --          1,033       1,028
Putnam VT Growth and Income Fund -
  Class IB                                 1,953         (491)        1,462       (56,877)         --         70,094      14,679
Putnam VT International Growth and
  Income Fund - Class IB                      --         (257)         (257)      (21,847)         --         29,050       6,946
Putnam VT Small Cap Value Fund -
  Class IB                                    --           --            --             4          --             17          21
UIF Capital Growth Portfolio - Class I
  Shares                                      --         (312)         (312)       (3,877)         --         24,769      20,580
UIF High Yield Portfolio - Class I
  Shares                                     145          (13)          132            --          --            449         581
VALIC Company I International Equities
  Fund                                     1,097         (295)          802            10          --          9,505      10,317
VALIC Company I Mid Cap Index Fund           829         (472)          357       (16,551)      1,202         35,844      20,852
VALIC Company I Money Market I Fund            4          (11)           (7)           --          --             --          (7)
VALIC Company I Nasdaq-100 Index Fund         18          (43)          (25)          (22)         --          2,720       2,673
VALIC Company I Science & Technology
  Fund                                        10          (68)          (58)         (182)         --          4,718       4,478
VALIC Company I Small Cap Index Fund         492         (206)          286        (1,488)        749          7,513       7,060
VALIC Company I Stock Index Fund           2,176         (800)        1,376       (23,290)      2,947         44,941      25,974
Van Kampen LIT Growth and Income
  Portfolio - Class I                        160          (27)          133          (514)         --          1,137         756
Vanguard VIF High Yield Bond Portfolio     2,417         (223)        2,194          (539)         --          7,889       9,544
Vanguard VIF REIT Index Portfolio          2,141         (320)        1,821        (2,440)      2,859         10,283      12,523

                            See accompanying notes.

                                  USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                    Divisions
                                               -------------------------------------------------------
                                                                           Alger Capital Alger Mid Cap
                                                                AIM V.I.    Appreciation     Growth
                                               AIM V.I. Core International  Portfolio -   Portfolio -
                                               Equity Fund - Growth Fund -   Class I-2     Class I-2
                                                 Series I      Series I        Shares       Shares
                                               ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                    $    719      $    345       $  (6)       $  --
  Net realized gain (loss) on investments           (2,002)        1,471        (138)         (43)
  Capital gain distributions from mutual funds          --            --          --           --
  Net change in unrealized appreciation
    (depreciation) of investments                   16,478        10,863         499           74
                                                  --------      --------       -----        -----
Increase (decrease) in net assets resulting
  from operations                                   15,195        12,679         355           31
                                                  --------      --------       -----        -----

PRINCIPAL TRANSACTIONS:
  Net premiums                                      11,406        10,724         294           --
  Net transfers from (to) other Divisions or
    fixed rate option                                 (368)       (7,170)        274           (3)
  Cost of insurance and other charges               (4,252)       (6,446)       (611)         (44)
  Administrative charges                              (309)         (375)        (15)          --
  Policy loans                                           5          (363)         --           --
  Death benefit                                         --            --          --           --
  Withdrawals                                           --            --          --           --
                                                  --------      --------       -----        -----
Increase (decrease) in net assets resulting
  from principal transactions                        6,482        (3,630)        (58)         (47)
                                                  --------      --------       -----        -----
TOTAL INCREASE (DECREASE) IN NET ASSETS             21,677         9,049         297          (16)

NET ASSETS:
  Beginning of year                                 49,020        40,231         642           77
                                                  --------      --------       -----        -----
  End of year                                     $ 70,697      $ 49,280       $ 939        $  61
                                                  ========      ========       =====        =====

FOR THE YEAR ENDED DECEMBER 31, 2008

OPERATIONS:
  Net investment income (loss)                    $    867      $    (91)      $  (5)       $  --
  Net realized gain (loss) on investments            6,263         3,928         (42)          (8)
  Capital gain distributions from mutual funds          --           751          --           24
  Net change in unrealized appreciation
    (depreciation) of investments                  (32,251)      (32,324)       (413)         (60)
                                                  --------      --------       -----        -----
Increase (decrease) in net assets resulting
  from operations                                  (25,121)      (27,736)       (460)         (44)
                                                  --------      --------       -----        -----

PRINCIPAL TRANSACTIONS:
  Net premiums                                      10,099        12,262         882          114
  Net transfers from (to) other Divisions or
    fixed rate option                              (67,115)       (6,666)         (6)           3
  Cost of insurance and other charges               (6,363)       (6,950)       (553)         (44)
  Administrative charges                              (277)         (448)        (44)          (6)
  Policy loans                                           5            --          --           --
  Death benefit                                         --            --          --           --
  Withdrawals                                           --            --          --           --
                                                  --------      --------       -----        -----
Increase (decrease) in net assets resulting
  from principal transactions                      (63,651)       (1,802)        279           67
                                                  --------      --------       -----        -----
TOTAL INCREASE (DECREASE) IN NET ASSETS            (88,772)      (29,538)       (181)          23

NET ASSETS:
  Beginning of year                                137,792        69,769         823           54
                                                  --------      --------       -----        -----
  End of year                                     $ 49,020      $ 40,231       $ 642        $  77
                                                  ========      ========       =====        =====

                            See accompanying notes.

                                  USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                    Divisions
                                                ------------------------------------------------------
                                                                                          Dreyfus VIF
                                                                Credit       Dreyfus IP   Developing
                                                  American      Suisse      MidCap Stock    Leaders
                                                 Century VP  U.S. Equity     Portfolio -  Portfolio -
                                                Value Fund -    Flex I         Initial      Initial
                                                  Class I     Portfolio        Shares       Shares
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                    $  1,907      $    117     $    40     $    306
  Net realized gain (loss) on investments             (952)           16      (2,327)      (8,512)
  Capital gain distributions from mutual funds          --            --          --           --
  Net change in unrealized appreciation
    (depreciation) of investments                    6,535         5,697       4,521       16,721
                                                  --------      --------     -------     --------
Increase (decrease) in net assets resulting
  from operations                                    7,490         5,830       2,234        8,515
                                                  --------      --------     -------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       7,414         5,057       5,167        6,823
  Net transfers from (to) other Divisions or
    fixed rate option                                  (21)          (12)         (1)          (7)
  Cost of insurance and other charges               (5,431)       (2,001)     (4,172)      (5,905)
  Administrative charges                              (275)         (161)       (158)        (171)
  Policy loans                                        (357)           --          --          605
  Death benefit                                         --            --          --           --
  Withdrawals                                           --            --          --      (11,637)
                                                  --------      --------     -------     --------
Increase (decrease) in net assets resulting
  from principal transactions                        1,330         2,883         836      (10,292)
                                                  --------      --------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,820         8,713       3,070       (1,777)

NET ASSETS:
    Beginning of year                               37,234        21,853       5,609       32,231
                                                  --------      --------     -------     --------
    End of year                                   $ 46,054      $ 30,566     $ 8,679     $ 30,454
                                                  ========      ========     =======     ========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                    $    742      $   (178)    $    33     $     73
  Net realized gain (loss) on investments             (188)           61      (2,783)      (1,549)
  Capital gain distributions from mutual funds       5,697            --       1,573        2,427
  Net change in unrealized appreciation
    (depreciation) of investments                  (20,378)      (11,155)     (2,731)     (20,646)
                                                  --------      --------     -------     --------
Increase (decrease) in net assets resulting
  from operations                                  (14,127)      (11,272)     (3,908)     (19,695)
                                                  --------      --------     -------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       7,382         5,057       4,847        6,554
  Net transfers from (to) other Divisions or
    fixed rate option                                    5            14         (69)          20
  Cost of insurance and other charges               (5,530)       (2,020)     (3,886)      (5,558)
  Administrative charges                              (273)         (161)       (160)        (164)
  Policy loans                                          (2)           --          --       (1,222)
  Death benefit                                         --            --        (490)          --
  Withdrawals                                           --            --      (2,830)          --
                                                  --------      --------     -------     --------
Increase (decrease) in net assets resulting
  from principal transactions                        1,582         2,890      (2,588)        (370)
                                                  --------      --------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (12,545)       (8,382)     (6,496)     (20,065)

NET ASSETS:
  Beginning of year                                 49,779        30,235      12,105       52,296
                                                  --------      --------     -------     --------
  End of year                                     $ 37,234      $ 21,853     $ 5,609     $ 32,231
                                                  ========      ========     =======     ========

                            See accompanying notes.

                                  USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                    Divisions
                                                ------------------------------------------------------
                                                 Dreyfus VIF
                                                   Quality   Fidelity VIP   Fidelity VIP  Fidelity VIP
                                                    Bond     Asset Manager   Contrafund  Equity-Income
                                                 Portfolio -  Portfolio -    Portfolio -  Portfolio -
                                                   Initial      Service        Service      Service
                                                   Shares       Class 2        Class 2      Class 2
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                    $    459      $    427   $    (630)    $    966
  Net realized gain (loss) on investments              (99)       (1,527)    (97,570)        (585)
  Capital gain distributions from mutual funds          --            50          13           --
  Net change in unrealized appreciation
    (depreciation) of investments                    1,165         7,804     153,503       19,723
                                                  --------      --------   ---------     --------
Increase (decrease) in net assets resulting
  from operations                                    1,525         6,754      55,316       20,104
                                                  --------      --------   ---------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                         181         6,456      14,849       10,472
  Net transfers from (to) other Divisions or
    fixed rate option                                  (12)            4     (11,995)      10,629
  Cost of insurance and other charges               (1,031)       (4,016)    (16,095)      (7,631)
  Administrative charges                                (5)         (189)       (668)        (289)
  Policy loans                                          14            --        (477)          --
  Death benefit                                         --            --          --           --
  Withdrawals                                           --            --    (183,424)          --
                                                  --------      --------   ---------     --------
Increase (decrease) in net assets resulting
  from principal transactions                         (853)        2,255    (197,810)      13,181
                                                  --------      --------   ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                672         9,009    (142,494)      33,285

NET ASSETS:
  Beginning of year                                 11,264        23,736     197,509       47,739
                                                  --------      --------   ---------     --------
  End of year                                     $ 11,936      $ 32,745   $  55,015     $ 81,024
                                                  ========      ========   =========     ========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                    $    523      $    564   $     251     $  1,108
  Net realized gain (loss) on investments             (259)         (633)      1,746          (87)
  Capital gain distributions from mutual funds          --         2,783       8,309           70
  Net change in unrealized appreciation
    (depreciation) of investments                     (821)      (11,042)   (144,041)     (37,120)
                                                  --------      --------   ---------     --------
Increase (decrease) in net assets resulting
  from operations                                     (557)       (8,328)   (133,735)     (36,029)
                                                  --------      --------   ---------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                         359         6,547      39,891        8,215
  Net transfers from (to) other Divisions or
    fixed rate option                                   (1)       27,179     (13,449)          17
  Cost of insurance and other charges               (1,574)       (3,475)    (21,550)      (6,273)
  Administrative charges                                (9)         (193)     (1,296)        (235)
  Policy loans                                         (10)           --          (8)          --
  Death benefit                                         --            --      (1,614)          --
  Withdrawals                                       (3,394)           --     (23,660)          --
                                                  --------      --------   ---------     --------
Increase (decrease) in net assets resulting
  from principal transactions                       (4,629)       30,058     (21,686)       1,724
                                                  --------      --------   ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (5,186)       21,730    (155,421)     (34,305)

NET ASSETS:
  Beginning of year                                 16,450         2,006     352,930       82,044
                                                  --------      --------   ---------     --------
  End of year                                     $ 11,264      $ 23,736   $ 197,509     $ 47,739
                                                  ========      ========   =========     ========

                            See accompanying notes.

                                  USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                     Divisions
                                                ------------------------------------------------------
                                                                              Franklin
                                                                             Templeton
                                                                              Franklin     Franklin
                                                   Fidelity   Fidelity VIP   Small Cap     Templeton
                                                  VIP Growth     Mid Cap       Value     Franklin U.S.
                                                 Portfolio -   Portfolio -   Securities    Government
                                                   Service       Service       Fund -        Fund -
                                                   Class 2       Class 2      Class 2       Class 2
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                   $    (372)      $    (5)   $     99    $    (282)
  Net realized gain (loss) on investments           (2,488)         (521)       (137)          80
  Capital gain distributions from mutual funds          60            14         477           --
  Net change in unrealized appreciation
    (depreciation) of investments                   17,362         1,343       2,457        1,387
                                                 ---------       -------    --------    ---------
Increase (decrease) in net assets resulting
  from operations                                   14,562           831       2,896        1,185
                                                 ---------       -------    --------    ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                      10,388         1,835       3,865        2,251
  Net transfers from (to) other Divisions or
    fixed rate option                              (14,455)          291          (4)     187,606
  Cost of insurance and other charges               (9,151)         (967)     (2,115)      (4,080)
  Administrative charges                              (319)          (91)       (193)        (108)
  Policy loans                                          --          (363)         --           --
  Death benefit                                         --            --          --           --
  Withdrawals                                       (4,300)           --          --           --
                                                 ---------       -------    --------    ---------
Increase (decrease) in net assets resulting
  from principal transactions                      (17,837)          705       1,553      185,669
                                                 ---------       -------    --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,275)        1,536       4,449      186,854

NET ASSETS:
  Beginning of year                                 77,546         1,656       9,144        4,882
                                                 ---------       -------    --------    ---------
  End of year                                    $  74,271       $ 3,192    $ 13,593    $ 191,736
                                                 =========       =======    ========    =========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                   $    (163)      $    (9)   $     37    $     220
  Net realized gain (loss) on investments            7,881          (109)        (31)          10
  Capital gain distributions from mutual funds          --           298         657           --
  Net change in unrealized appreciation
    (depreciation) of investments                  (78,806)       (1,151)     (3,608)          83
                                                 ---------       -------    --------    ---------
Increase (decrease) in net assets resulting
  from operations                                  (71,088)         (971)     (2,945)         313
                                                 ---------       -------    --------    ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                      15,505         1,639       2,118        2,251
  Net transfers from (to) other Divisions or
    fixed rate option                                  646           (18)      2,461            4
  Cost of insurance and other charges              (10,283)         (981)     (1,373)        (873)
  Administrative charges                              (456)          (82)       (106)        (108)
  Policy loans                                          --            --          --           --
  Death benefit                                       (550)           --          --           --
  Withdrawals                                      (12,792)           --          --           --
                                                 ---------       -------    --------    ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (7,930)          558       3,100        1,274
                                                 ---------       -------    --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (79,018)         (413)        155        1,587

NET ASSETS:
  Beginning of year                                156,564         2,069       8,989        3,295
                                                 ---------       -------    --------    ---------
  End of year                                    $  77,546       $ 1,656    $  9,144    $   4,882
                                                 =========       =======    ========    =========

                            See accompanying notes.

                                  USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                    Divisions
                                                ------------------------------------------------------
                                                  Franklin      Franklin
                                                  Templeton     Templeton
                                                   Mutual       Templeton   Janus Aspen   Janus Aspen
                                                   Shares        Foreign    Enterprise     Overseas
                                                 Securities    Securities   Portfolio -   Portfolio -
                                                   Fund -        Fund -       Service       Service
                                                   Class 2       Class 2      Shares        Shares
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                   $     347      $    876     $   (24)    $    (61)
  Net realized gain (loss) on investments         (129,617)       (6,757)        121         (897)
  Capital gain distributions from mutual funds          --         1,350          --          523
  Net change in unrealized appreciation
    (depreciation) of investments                  184,636        13,108       1,227       10,882
                                                 ---------      --------     -------     --------
Increase (decrease) in net assets resulting
  from operations                                   55,366         8,577       1,324       10,447
                                                 ---------      --------     -------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       3,445         8,731       1,908        3,003
  Net transfers from (to) other Divisions or
    fixed rate option                             (314,762)       (6,617)          2          836
  Cost of insurance and other charges              (12,185)       (4,348)     (1,071)      (2,803)
  Administrative charges                              (121)         (310)        (92)        (147)
  Policy loans                                          --            --           5           --
  Death benefit                                         --            --          --           --
  Withdrawals                                         (912)         (269)         --         (532)
                                                 ---------      --------     -------     --------
Increase (decrease) in net assets resulting
  from principal transactions                     (324,535)       (2,813)        752          357
                                                 ---------      --------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (269,169)        5,764       2,076       10,804

NET ASSETS:
  Beginning of year                                347,772        30,426       2,647       13,094
                                                 ---------      --------     -------     --------
  End of year                                    $  78,603      $ 36,190     $ 4,723     $ 23,898
                                                 =========      ========     =======     ========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                   $  10,713      $    636     $    --     $  1,185
  Net realized gain (loss) on investments           (3,405)        2,479          50        1,593
  Capital gain distributions from mutual funds      20,287         3,830          15        8,248
  Net change in unrealized appreciation
    (depreciation) of investments                 (240,458)      (27,495)        (44)     (36,345)
                                                 ---------      --------     -------     --------
Increase (decrease) in net assets resulting
  from operations                                 (212,863)      (20,550)         21      (25,319)
                                                 ---------      --------     -------     --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       2,103         9,750          --        1,688
  Net transfers from (to) other Divisions or
    fixed rate option                                   66           348       2,454       18,870
  Cost of insurance and other charges              (15,887)       (4,520)       (224)      (3,754)
  Administrative charges                               (66)         (344)         --          (82)
  Policy loans                                          --            --          --           --
  Death benefit                                         --          (540)         --           --
  Withdrawals                                       (1,415)       (9,127)         --      (33,323)
                                                 ---------      --------     -------     --------
Increase (decrease) in net assets resulting
  from principal transactions                      (15,199)       (4,433)      2,230      (16,601)
                                                 ---------      --------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (228,062)      (24,983)      2,251      (41,920)

NET ASSETS:
  Beginning of year                                575,834        55,409         396       55,014
                                                 ---------      --------     -------     --------
  End of year                                    $ 347,772      $ 30,426     $ 2,647     $ 13,094
                                                 =========      ========     =======     ========

                            See accompanying notes.

                                  USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                     Divisions
                                                ------------------------------------------------------
                                                                JPMorgan     JPMorgan
                                                               Insurance     Insurance
                                                 Janus Aspen     Trust         Trust
                                                  Worldwide      Mid Cap     Small Cap     JPMorgan
                                                 Portfolio -     Value         Core         Mid Cap
                                                   Service    Portfolio -   Portfolio -      Value
                                                   Shares       Class 1       Class 1      Portfolio
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                    $    109        $ --       $     18        $   3
  Net realized gain (loss) on investments           (3,339)         --         (3,099)         (76)
  Capital gain distributions from mutual funds          --          --            429           --
  Net change in unrealized appreciation
    (depreciation) of investments                   22,928          37         10,569           69
                                                  --------        ----       --------        -----
Increase (decrease) in net assets resulting
  from operations                                   19,698          37          7,917           (4)
                                                  --------        ----       --------        -----

PRINCIPAL TRANSACTIONS:
  Net premiums                                         720          --          9,648           --
  Net transfers from (to) other Divisions or
    fixed rate option                                  145         125          5,336         (125)
  Cost of insurance and other charges               (3,747)         --         (5,373)          --
  Administrative charges                               (18)         --           (288)          --
  Policy loans                                          --          --           (478)          --
  Death benefit                                         --          --             --           --
  Withdrawals                                      (64,172)         --            (40)          --
                                                  --------        ----       --------        -----
Increase (decrease) in net assets resulting
  from principal transactions                      (67,072)        125          8,805         (125)
                                                  --------        ----       --------        -----
TOTAL INCREASE (DECREASE) IN NET ASSETS            (47,374)        162         16,722         (129)

NET ASSETS:
  Beginning of year                                 61,581          --         19,021          129
                                                  --------        ----       --------        -----
  End of year                                     $ 14,207        $162       $ 35,743          $--
                                                  ========        ====       ========        =====

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                    $    262        $ --       $   (138)       $   1
  Net realized gain (loss) on investments            1,076          --           (892)          --
  Capital gain distributions from mutual funds          --          --          2,413           12
  Net change in unrealized appreciation
    (depreciation) of investments                  (41,722)         --        (10,436)         (78)
                                                  --------        ----       --------        -----
Increase (decrease) in net assets resulting
  from operations                                  (40,384)         --         (9,053)         (65)
                                                  --------        ----       --------        -----

PRINCIPAL TRANSACTIONS:
  Net premiums                                      10,722          --          7,767           --
  Net transfers from (to) other Divisions or
    fixed rate option                                1,779          --         (4,818)          --
  Cost of insurance and other charges               (4,048)         --         (4,849)          --
  Administrative charges                              (268)         --           (241)          --
  Policy loans                                          --          --             (3)          --
  Death benefit                                         --          --             --           --
  Withdrawals                                       (1,655)         --         (2,830)          --
                                                  --------        ----       --------        -----
Increase (decrease) in net assets resulting
  from principal transactions                        6,530          --         (4,974)          --
                                                  --------        ----       --------        -----
TOTAL INCREASE (DECREASE) IN NET ASSETS            (33,854)         --        (14,027)         (65)

NET ASSETS:
  Beginning of year                                 95,435          --         33,048          194
                                                  --------        ----       --------        -----
  End of year                                     $ 61,581        $ --       $ 19,021        $ 129
                                                  ========        ====       ========        =====

                            See accompanying notes.

                                  USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                    Divisions
                                                -----------------------------------------------------=
                                                                              MFS VIT
                                                   MFS VIT                      New         MFS VIT
                                                 Core Equity    MFS VIT      Discovery     Research
                                                  Series -      Growth       Series -      Series -
                                                   Initial     Series -       Initial       Initial
                                                    Class    Initial Class     Class         Class
                                                ------------ ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                     $    11     $    (428)    $    (7)      $   1,211
  Net realized gain (loss) on investments             (274)       19,039         (46)         16,326
  Capital gain distributions from mutual funds          --            --          --              --
  Net change in unrealized appreciation
    (depreciation) of investments                      649        16,462         539          17,620
                                                   -------     ---------     -------       ---------
Increase (decrease) in net assets resulting
  from operations                                      386        35,073         486          35,157
                                                   -------     ---------     -------       ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       1,764         9,208         368              --
  Net transfers from (to) other Divisions or
    fixed rate option                                   (3)      (10,651)         (1)            103
  Cost of insurance and other charges               (1,645)       (8,736)       (181)         (6,616)
  Administrative charges                               (44)         (254)        (10)             --
  Policy loans                                           5           107          --              --
  Death benefit                                         --            --          --              --
  Withdrawals                                           --       (73,458)         --        (167,014)
                                                   -------     ---------     -------       ---------
Increase (decrease) in net assets resulting
  from principal transactions                           77       (83,784)        176        (173,527)
                                                   -------     ---------     -------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                463       (48,711)        662        (138,370)

NET ASSETS:
  Beginning of year                                  1,104       110,379         615         138,370
                                                   -------     ---------     -------       ---------
  End of year                                      $ 1,567     $  61,668     $ 1,277             $--
                                                   =======     =========     =======       =========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                     $     7     $    (783)    $    (7)      $    (347)
  Net realized gain (loss) on investments             (190)        7,849         (36)          2,974
  Capital gain distributions from mutual funds          --            --         167              --
  Net change in unrealized appreciation
    (depreciation) of investments                     (690)      (71,941)       (568)        (66,009)
                                                   -------     ---------     -------       ---------
Increase (decrease) in net assets resulting
  from operations                                     (873)      (64,875)       (444)        (63,382)
                                                   -------     ---------     -------       ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       1,401        21,062         224          23,338
  Net transfers from (to) other Divisions or
    fixed rate option                                  (29)      (45,994)         10           2,915
  Cost of insurance and other charges               (1,578)      (10,865)       (178)         (7,429)
  Administrative charges                               (35)         (550)         (7)           (583)
  Policy loans                                           5           (22)         --              --
  Death benefit                                         --            --          --              --
  Withdrawals                                       (1,415)       (3,691)         --              --
                                                   -------     ---------     -------       ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (1,651)      (40,060)         49          18,241
                                                   -------     ---------     -------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,524)     (104,935)       (395)        (45,141)

NET ASSETS:
  Beginning of year                                  3,628       215,314       1,010         183,511
                                                   -------     ---------     -------       ---------
  End of year                                      $ 1,104     $ 110,379     $   615       $ 138,370
                                                   =======     =========     =======       =========

                            See accompanying notes.

                                  USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                      Divisions
                                                --------------------------------------------------------
                                                                             PIMCO VIT
                                                  Neuberger                  Commodity
                                                   Berman     Oppenheimer       Real
                                                     AMT        Global         Return       PIMCO VIT
                                                   Mid-Cap    Securities      Strategy      Real Return
                                                   Growth      Fund/VA -    Portfolio -    Portfolio -
                                                 Portfolio -  Non-Service  Administrative Administrative
                                                   Class I      Shares         Class          Class
                                                ------------ ------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                    $   (137)     $    105     $    57        $   1,369
  Net realized gain (loss) on investments              738          (247)          7              (84)
  Capital gain distributions from mutual funds          --           154         117            4,362
  Net change in unrealized appreciation
    (depreciation) of investments                    4,951         2,859         184            4,847
                                                  --------      --------     -------        ---------
Increase (decrease) in net assets resulting
  from operations                                    5,552         2,871         365           10,494
                                                  --------      --------     -------        ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                       2,047         4,474         539            2,471
  Net transfers from (to) other Divisions or
    fixed rate option                                2,644           261         438           69,983
  Cost of insurance and other charges               (2,654)       (1,598)       (185)          (4,789)
  Administrative charges                               (51)         (224)        (27)             (66)
  Policy loans                                          --            --          --               --
  Death benefit                                         --            --          --               --
  Withdrawals                                         (530)           --          --             (610)
                                                  --------      --------     -------        ---------
Increase (decrease) in net assets resulting
  from principal transactions                        1,456         2,913         765           66,989
                                                  --------      --------     -------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,008         5,784       1,130           77,483

NET ASSETS:
  Beginning of year                                 14,616         5,971         418           38,972
                                                  --------      --------     -------        ---------
  End of year                                     $ 21,624      $ 11,755     $ 1,548        $ 116,455
                                                  ========      ========     =======        =========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                    $   (162)     $     51     $    22        $   1,081
  Net realized gain (loss) on investments              665          (301)         --              (22)
  Capital gain distributions from mutual funds          --           422           6               61
  Net change in unrealized appreciation
    (depreciation) of investments                  (12,377)       (3,457)       (323)          (5,834)
                                                  --------      --------     -------        ---------
Increase (decrease) in net assets resulting
  from operations                                  (11,874)       (3,285)       (295)          (4,714)
                                                  --------      --------     -------        ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                         587         4,441         462              274
  Net transfers from (to) other Divisions or
    fixed rate option                                  626            (6)         (2)          26,598
  Cost of insurance and other charges               (2,202)       (1,993)       (151)          (2,878)
  Administrative charges                               (15)         (222)        (23)             (14)
  Policy loans                                          --            --          --               --
  Death benefit                                         --            --          --             (257)
  Withdrawals                                           --            --          --               --
                                                  --------      --------     -------        ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (1,004)        2,220         286           23,723
                                                  --------      --------     -------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (12,878)       (1,065)         (9)          19,009

NET ASSETS:
  Beginning of year                                 27,494         7,036         427           19,963
                                                  --------      --------     -------        ---------
  End of year                                     $ 14,616      $  5,971     $   418        $  38,972
                                                  ========      ========     =======        =========


                            See accompanying notes.

                                  USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                      Divisions
                                                --------------------------------------------------------
                                                                                              Pioneer
                                                   PIMCO VIT      PIMCO VIT                   Growth
                                                  Short-Term     Total Return Pioneer Fund Opportunities
                                                  Portfolio -    Portfolio -      VCT           VCT
                                                Administrative Administrative Portfolio -   Portfolio -
                                                     Class          Class       Class I       Class I
                                                -------------- -------------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                     $    302      $   4,393     $     82     $   (31)
  Net realized gain (loss) on investments                 8            403       (6,533)       (295)
  Capital gain distributions from mutual funds          177          4,614           --          --
  Net change in unrealized appreciation
    (depreciation) of investments                     1,095          2,551        7,733       1,879
                                                   --------      ---------     --------     -------
Increase (decrease) in net assets resulting
    from operations                                   1,582         11,961        1,282       1,553
                                                   --------      ---------     --------     -------

PRINCIPAL TRANSACTIONS:
  Net premiums                                        1,600         18,094        8,485         823
  Net transfers from (to) other Divisions or
    fixed rate option                                     1         74,152           (1)        (16)
  Cost of insurance and other charges                (9,377)       (15,942)     (15,003)       (732)
  Administrative charges                                (71)          (562)        (212)        (21)
  Policy loans                                           --             10           --           4
  Death benefit                                          --             --           --          --
  Withdrawals                                            --             --           --          --
                                                   --------      ---------     --------     -------
Increase (decrease) in net assets resulting
    from principal transactions                      (7,847)        75,752       (6,731)         58
                                                   --------      ---------     --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (6,265)        87,713       (5,449)      1,611

NET ASSETS:
  Beginning of year                                  24,985         65,716       13,766       3,455
                                                   --------      ---------     --------     -------
  End of year                                      $ 18,720      $ 153,429     $  8,317     $ 5,066
                                                   ========      =========     ========     =======
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                     $    545      $   2,467     $    218     $   (34)
  Net realized gain (loss) on investments              (125)           370         (237)       (208)
  Capital gain distributions from mutual funds           --          1,244          777         442
  Net change in unrealized appreciation
    (depreciation) of investments                      (867)        (1,452)      (9,997)     (2,152)
                                                   --------      ---------     --------     -------
Increase (decrease) in net assets resulting
    from operations                                    (447)         2,629       (9,239)     (1,952)
                                                   --------      ---------     --------     -------

PRINCIPAL TRANSACTIONS:
  Net premiums                                        1,570         14,562        8,485         662
  Net transfers from (to) other Divisions or
    fixed rate option                                27,806             39           (1)         (8)
  Cost of insurance and other charges                (5,794)       (13,210)     (14,067)       (747)
  Administrative charges                                (78)          (480)        (212)        (17)
  Policy loans                                           --             (7)          --           2
  Death benefit                                        (499)          (259)          --          --
  Withdrawals                                            --         (4,245)          --          --
                                                   --------      ---------     --------     -------
Increase (decrease) in net assets resulting
    from principal transactions                      23,005         (3,600)      (5,795)       (108)
                                                   --------      ---------     --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              22,558           (971)     (15,034)     (2,060)

NET ASSETS:
  Beginning of year                                   2,427         66,687       28,800       5,515
                                                   --------      ---------     --------     -------
  End of year                                      $ 24,985      $  65,716     $ 13,766     $ 3,455
                                                   ========      =========     ========     =======

                            See accompanying notes.

                                  USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                      Divisions
                                                ----------------------------------------------------
                                                 Putnam VT                  Putnam VT
                                                Diversified   Putnam VT   International  Putnam VT
                                                  Income     Growth and     Growth and   Small Cap
                                                  Fund -    Income Fund - Income Fund - Value Fund -
                                                 Class IB     Class IB       Class IB     Class IB
                                                ----------- ------------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                   $    162     $   1,462     $   (257)      $  --
  Net realized gain (loss) on investments            (167)      (56,877)     (21,847)          4
  Capital gain distributions from mutual funds         --            --           --          --
  Net change in unrealized appreciation
    (depreciation) of investments                   1,033        70,094       29,050          17
                                                 --------     ---------     --------         ---
Increase (decrease) in net assets resulting
    from operations                                 1,028        14,679        6,946          21
                                                 --------     ---------     --------         ---

PRINCIPAL TRANSACTIONS:
  Net premiums                                        733         6,200       10,800          --
  Net transfers from (to) other Divisions or
    fixed rate option                                 (18)       (9,323)          84         254
  Cost of insurance and other charges                (967)      (42,375)     (20,200)        (55)
  Administrative charges                              (27)         (155)        (276)         --
  Policy loans                                          8          (116)           6          --
  Death benefit                                        --            --           --          --
  Withdrawals                                          --            --         (549)         --
                                                 --------     ---------     --------         ---
Increase (decrease) in net assets resulting
    from principal transactions                      (271)      (45,769)     (10,135)        199
                                                 --------     ---------     --------         ---
TOTAL INCREASE (DECREASE) IN NET ASSETS               757       (31,090)      (3,189)        220

NET ASSETS:
  Beginning of year                                 1,875        86,831       39,474          --
                                                 --------     ---------     --------         ---
  End of year                                    $  2,632     $  55,741     $ 36,285       $ 220
                                                 ========     =========     ========         ===

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                   $  1,357     $   2,046     $    688       $  --
  Net realized gain (loss) on investments          (3,460)      (27,977)         195          --
  Capital gain distributions from mutual funds         --        26,575       12,820          --
  Net change in unrealized appreciation
    (depreciation) of investments                  (1,085)      (67,357)     (51,352)         --
                                                 --------     ---------     --------         ---
Increase (decrease) in net assets resulting
    from operations                                (3,188)      (66,713)     (37,649)         --
                                                 --------     ---------     --------         ---

PRINCIPAL TRANSACTIONS:
  Net premiums                                      1,299         6,868       10,603          --
  Net transfers from (to) other Divisions or
    fixed rate option                                  (5)       (4,567)      (6,893)         --
  Cost of insurance and other charges              (3,080)      (39,996)     (15,492)         --
  Administrative charges                              (57)         (172)        (272)         --
  Policy loans                                         (9)          (98)          (8)         --
  Death benefit                                        --            --           --          --
  Withdrawals                                     (23,422)         (461)          --          --
                                                 --------     ---------     --------         ---
Increase (decrease) in net assets resulting
    from principal transactions                   (25,274)      (38,426)     (12,062)         --
                                                 --------     ---------     --------         ---
TOTAL INCREASE (DECREASE) IN NET ASSETS           (28,462)     (105,139)     (49,711)         --

NET ASSETS:
  Beginning of year                                30,337       191,970       89,185          --
                                                 --------     ---------     --------         ---
  End of year                                    $  1,875     $  86,831     $ 39,474       $  --
                                                 ========     =========     ========         ===

                            See accompanying notes.

                                  USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                   Divisions
                                                ------------------------------------------------
                                                UIF Capital  UIF High
                                                   Growth      Yield        VALIC        VALIC
                                                Portfolio - Portfolio -   Company I    Company I
                                                  Class I     Class I   International   Mid Cap
                                                  Shares      Shares    Equities Fund Index Fund
                                                ----------- ----------- ------------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                  $    (312)    $   132     $    802    $     357
  Net realized gain (loss) on investments          (3,877)         --           10      (16,551)
  Capital gain distributions from mutual funds         --          --           --        1,202
  Net change in unrealized appreciation
    (depreciation) of investments                  24,769         449        9,505       35,844
                                                ---------     -------     --------    ---------
Increase (decrease) in net assets resulting
    from operations                                20,580         581       10,317       20,852
                                                ---------     -------     --------    ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                     16,974         235        2,317       10,358
  Net transfers from (to) other Divisions or
    fixed rate option                                (459)         --           (5)     (12,796)
  Cost of insurance and other charges             (16,679)       (147)      (3,788)      (4,672)
  Administrative charges                             (424)         (6)         (58)        (259)
  Policy loans                                        602          --           --           --
  Death benefit                                        --          --           --           --
  Withdrawals                                          --          --           --      (21,076)
                                                ---------     -------     --------    ---------
Increase (decrease) in net assets resulting
    from principal transactions                        14          82       (1,534)     (28,445)
                                                ---------     -------     --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            20,594         663        8,783       (7,593)

NET ASSETS:
  Beginning of year                                31,699       1,386       37,268       64,074
                                                ---------     -------     --------    ---------
  End of year                                   $  52,293     $ 2,049     $ 46,051    $  56,481
                                                =========     =======     ========    =========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                  $    (384)    $   137     $  1,327    $     494
  Net realized gain (loss) on investments          20,715          --        1,440        2,727
  Capital gain distributions from mutual funds         --          --        5,830        8,297
  Net change in unrealized appreciation
    (depreciation) of investments                 (63,685)       (552)     (36,440)     (50,598)
                                                ---------     -------     --------    ---------
Increase (decrease) in net assets resulting
    from operations                               (43,354)       (415)     (27,843)     (39,080)
                                                ---------     -------     --------    ---------

PRINCIPAL TRANSACTIONS:
  Net premiums                                     15,754         235        2,317       10,861
  Net transfers from (to) other Divisions or
    fixed rate option                             (64,786)         --       17,353           11
  Cost of insurance and other charges             (18,918)       (152)      (3,516)      (7,944)
  Administrative charges                             (394)         (6)         (58)        (272)
  Policy loans                                     (1,223)         --           --           --
  Death benefit                                        --          --           --           --
  Withdrawals                                          --          --       (1,682)      (9,573)
                                                ---------     -------     --------    ---------
Increase (decrease) in net assets resulting
    from principal transactions                   (69,567)         77       14,414       (6,917)
                                                ---------     -------     --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (112,921)       (338)     (13,429)     (45,997)

NET ASSETS:
  Beginning of year                               144,620       1,724       50,697      110,071
                                                ---------     -------     --------    ---------
  End of year                                   $  31,699     $ 1,386     $ 37,268    $  64,074
                                                =========     =======     ========    =========

                            See accompanying notes.

                                  USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                   Divisions
                                                --------------------------------------------
                                                   VALIC                 VALIC       VALIC
                                                 Company I     VALIC    Company I  Company I
                                                   Money     Company I  Science &  Small Cap
                                                 Market I   Nasdaq-100 Technology    Index
                                                   Fund     Index Fund    Fund       Fund
                                                ---------- ----------- ---------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                  $      (7)   $   (25)   $    (58)  $    286
  Net realized gain (loss) on investments              --        (22)       (182)    (1,488)
  Capital gain distributions from mutual funds         --         --          --        749
  Net change in unrealized appreciation
    (depreciation) of investments                      --      2,720       4,718      7,513
                                                ---------    -------    --------   --------
Increase (decrease) in net assets resulting
    from operations                                    (7)     2,673       4,478      7,060
                                                ---------    -------    --------   --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                     10,258      2,738         181        494
  Net transfers from (to) other Divisions or
    fixed rate option                              (6,003)        24         (17)       (13)
  Cost of insurance and other charges              (3,216)    (1,187)       (761)    (2,040)
  Administrative charges                             (460)      (128)         (5)       (23)
  Policy loans                                          6       (357)          6         --
  Death benefit                                        --         --          --         --
  Withdrawals                                          --         --          --        (40)
                                                ---------    -------    --------   --------
Increase (decrease) in net assets resulting
    from principal transactions                       585      1,090        (596)    (1,622)
                                                ---------    -------    --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               578      3,763       3,882      5,438

NET ASSETS:
  Beginning of year                                   944      4,172       7,195     26,922
                                                ---------    -------    --------   --------
  End of year                                   $   1,522    $ 7,935    $ 11,077   $ 32,360
                                                =========    =======    ========   ========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                  $   7,459    $   (21)   $    (84)  $    361
  Net realized gain (loss) on investments              --         16         (93)    (1,255)
  Capital gain distributions from mutual funds         --         67          --      2,473
  Net change in unrealized appreciation
    (depreciation) of investments                      --     (2,743)     (6,266)   (13,075)
                                                ---------    -------    --------   --------
Increase (decrease) in net assets resulting
    from operations                                 7,459     (2,681)     (6,443)   (11,496)
                                                ---------    -------    --------   --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                     43,217      2,783         181      1,110
  Net transfers from (to) other Divisions or
    fixed rate option                             (10,045)       (20)          8     34,699
  Cost of insurance and other charges             (11,518)    (1,183)       (699)    (1,830)
  Administrative charges                           (1,378)      (130)         (5)       (56)
  Policy loans                                          1          8          10         --
  Death benefit                                        --         --          --         --
  Withdrawals                                    (559,898)        --          --     (5,746)
                                                ---------    -------    --------   --------
Increase (decrease) in net assets resulting
    from principal transactions                  (539,621)     1,458        (505)    28,177
                                                ---------    -------    --------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (532,162)    (1,223)     (6,948)    16,681

NET ASSETS:
  Beginning of year                               533,106      5,395      14,143      10,241
                                                ---------    -------    --------   --------
  End of year                                   $     944    $ 4,172    $  7,195    $ 26,922
                                                =========    =======    ========   ========

                            See accompanying notes.

                                  USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                   Divisions
                                                -----------------------------------------------
                                                   VALIC     Van Kampen LIT   Vanguard VIF     Vanguard
                                                 Company I     Growth and       High Yield     VIF REIT
                                                Stock Index Income Portfolio -    Bond          Index
                                                   Fund         Class I        Portfolio       Portfolio
                                                -----------   ------------    ------------    ----------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                   $   1,376       $   133       $  2,194        $  1,821
  Net realized gain (loss) on investments          (23,290)         (514)          (539)         (2,440)
  Capital gain distributions from mutual funds       2,947            --             --           2,859
  Net change in unrealized appreciation
    (depreciation) of investments                   44,941         1,137          7,889          10,283
                                                 ---------       -------       --------        --------
Increase (decrease) in net assets resulting
    from operations                                 25,974           756          9,544          12,523
                                                 ---------       -------       --------        --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                      14,576         1,184          2,492           4,349
  Net transfers from (to) other Divisions or
    fixed rate option                               (5,804)          (46)           639             433
  Cost of insurance and other charges               (8,184)       (1,799)        (2,445)         (5,195)
  Administrative charges                              (376)          (43)          (116)           (139)
  Policy loans                                          --          (120)            12              --
  Death benefit                                         --            --             --              --
  Withdrawals                                      (25,918)           --           (551)            (40)
                                                 ---------       -------       --------        --------
Increase (decrease) in net assets resulting
    from principal transactions                    (25,706)         (824)            31            (592)
                                                 ---------       -------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                268           (68)         9,575          11,931

NET ASSETS:
  Beginning of year                                102,763         4,194         24,549          44,857
                                                 ---------       -------       --------        --------
  End of year                                    $ 103,031       $ 4,126       $ 34,124        $ 56,788
                                                 =========       =======       ========        ========

FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                   $   2,193       $    80       $  2,287        $  2,015
  Net realized gain (loss) on investments              985             3           (401)           (377)
  Capital gain distributions from mutual funds      14,453           201             --          25,717
  Net change in unrealized appreciation
    (depreciation) of investments                  (78,253)       (2,283)        (8,521)        (54,599)
                                                 ---------       -------       --------        --------
Increase (decrease) in net assets resulting
    from operations                                (60,622)       (1,999)        (6,635)        (27,244)
                                                 ---------       -------       --------        --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                      13,802         1,148          2,505           3,478
  Net transfers from (to) other Divisions or
    fixed rate option                               34,695            11         26,604           7,522
  Cost of insurance and other charges              (11,393)       (1,733)        (2,508)         (4,642)
  Administrative charges                              (359)          (45)          (125)           (112)
  Policy loans                                          --           (13)            (9)             --
  Death benefit                                         --            --             --              --
  Withdrawals                                      (21,880)           --             --          (7,092)
                                                 ---------       -------       --------        --------
Increase (decrease) in net assets resulting
    from principal transactions                     14,865          (632)        26,467            (846)
                                                 ---------       -------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (45,757)       (2,631)        19,832         (28,090)

NET ASSETS:
  Beginning of year                                148,520         6,825          4,717          72,947
                                                 ---------       -------       --------        --------
  End of year                                    $ 102,763       $ 4,194       $ 24,549        $ 44,857
                                                 =========       =======       ========        ========

                            See accompanying notes.

                                  USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: Income Advantage Select, Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor VIP VUL, Protection Advantage Select. Of the products listed, Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor VIP are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                   AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                    AIM V.I. Core Equity Fund - Series I (2)
               AIM V.I. Global Real Estate Fund - Series I (1) (5)
                  AIM V.I. International Growth Fund - Series I

                      THE ALGER PORTFOLIOS ("ALGER"): (21)

          Alger Capital Appreciation Portfolio - Class I-2 Shares (22)
             Alger Mid Cap Growth Portfolio - Class I-2 Shares (23)

       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                    American Century VP Value Fund - Class I

                     CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                 Credit Suisse U.S. Equity Flex I Portfolio (16)

                  DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
             Dreyfus IP MidCap Stock Portfolio - Initial Shares (2)

                DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):

          Dreyfus VIF Developing Leaders Portfolio - Initial Shares (2) Dreyfus VIF International Value Portfolio - Initial Shares (1) (6)

             Dreyfus VIF Quality Bond Portfolio - Initial Shares (2)

          FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):

           Fidelity(R) VIP Asset ManagerSM Portfolio - Service Class 2
            Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2

            Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1)

               Fidelity(R) VIP Growth Portfolio - Service Class 2
               Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):

      Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
           Franklin Templeton Franklin U.S. Government Fund - Class 2 Franklin Templeton Mutual Shares Securities Fund - Class 2
         Franklin Templeton Templeton Foreign Securities Fund - Class 2

                       JANUS ASPEN SERIES ("JANUS ASPEN"):

             Janus Aspen Enterprise Portfolio - Service Shares (17)
              Janus Aspen Forty Portfolio - Service Shares (1) (7)

                                  USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                 JANUS ASPEN SERIES ("JANUS ASPEN"): - CONTINUED

              Janus Aspen Overseas Portfolio - Service Shares (18)
            Janus Aspen Worldwide Portfolio - Service Shares (2) (19)

                            JPMORGAN INSURANCE TRUST:

         JPMorgan Insurance Trust Core Bond Portfolio - Class I (1) (12) JPMorgan Insurance Trust Government Bond Portfolio - Class 1 (1) (8) (12)
   JPMorgan Insurance Trust International Equity Portfolio - Class 1 (1) (13)
       JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (2) (14)
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (15)

                    J.P. MORGAN SERIES TRUST II ("JPMORGAN"):

                    JPMorgan Mid Cap Value Portfolio (2) (14)

               MFS(R) VARIABLE INSURANCE TRUST(sm) ("MFS(R) VIT"):

                MFS(R) VIT Core Equity Series - Initial Class (2)
                MFS(R) VIT Growth Series - Initial Class (2) (3)
                 MFS(R) VIT New Discovery Series - Initial Class

                   MFS(R) VIT Research Series - Initial Class

      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):

             Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I Neuberger Berman AMT Socially Responsive Portfolio - Class I (1) (9)

               OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):

              Oppenheimer Balanced Fund/VA - Non-Service Shares (1) Oppenheimer Global Securities Fund/VA - Non-Service Shares

                  PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):

     PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class

   PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (1) (10)
             PIMCO VIT Real Return Portfolio - Administrative Class
              PIMCO VIT Short-Term Portfolio - Administrative Class

             PIMCO VIT Total Return Portfolio - Administrative Class

                  PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):

                      Pioneer Fund VCT Portfolio - Class I
              Pioneer Growth Opportunities VCT Portfolio - Class I

                Pioneer Mid Cap Value VCT Portfolio - Class I (1)

                      PUTNAM VARIABLE TRUST ("PUTNAM VT"):

                  Putnam VT Diversified Income Fund - Class IB
                 Putnam VT Growth and Income Fund - Class IB (2)

            Putnam VT International Growth and Income Fund - Class IB
                 Putnam VT Small Cap Value Fund - Class IB (11)

                     SUNAMERICA SERIES TRUST ("SUNAMERICA"):

              SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                   SunAmerica Balanced Portfolio - Class 1 (1)

                                  USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):

                UIF Capital Growth Portfolio - Class I Shares (4)
                  UIF High Yield Portfolio - Class I Shares (2)

                              VALIC COMPANY I: (20)

                VALIC Company I International Equities Fund (20)
                     VALIC Company I Mid Cap Index Fund (20)
                    VALIC Company I Money Market I Fund (20)

                  VALIC Company I Nasdaq-100(R) Index Fund (20)
                 VALIC Company I Science & Technology Fund (20)

                    VALIC Company I Small Cap Index Fund (20)
                      VALIC Company I Stock Index Fund (20)

              VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):

              Van Kampen LIT Growth and Income Portfolio - Class I

            VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):

                    Vanguard(R) VIF High Yield Bond PortfoliO
                      Vanguard(R) VIF REIT Index Portfolio

(1)  Division had no activity in current year.
(2) Effective May 1, 2006, this division is no longer offered as an investment option for applicable policies with an issue date of May 1, 2006 or later.
(3) Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.
(4) Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.
(5) Effective May 28, 2008, AIM V.I. Global Real Estate Fund - Series I became available as an investment option under the separate account.
(6) Effective May 28, 2008, Dreyfus VIF International Value Portfolio - Initial Shares became available as an investment option under the separate account.
(7) Effective May 28, 2008, Janus Aspen Forty Portfolio - Service Shares became available as an investment option under the separate account.
(8)  Effective May 28, 2008, JPMorgan Insurance Trust Government Bond Portfolio
     - Class I became available as an investment option under the separate account.
(9) Effective May 28, 2008, Neuberger Berman AMT Socially Responsive Portfolio became available as an investment option under the separate account.
(10) Effective May 28, 2008, PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class became available as an investment option under the separate account.
(11) Effective May 28, 2008, Putnam VT Small Cap Value Fund - Class IB became available as an investment option under the separate account.
(12) Effective April 24, 2009, JPMorgan Insurance Trust Government Bond Portfolio - Class 1 was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.
(13) Effective April 24, 2009, JPMorgan International Equity Portfolio was acquired by JPMorgan Insurance Trust International Equity Portfolio - Class
     1. Previously, effective May 28, 2008, JPMorgan International Equity Portfolio became available as an investment option under the separate account.
(14) Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.

                                  USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(15) Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.
(16) Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.
(17) Effective May 1, 2009, Janus Aspen Mid Cap Growth Portfolio - Service Shares changed its name to Janus Aspen Enterprise Portfolio - Service Shares.
(18) Effective May 1, 2009, Janus Aspen International Growth Portfolio - Service Shares changed its name to Janus Aspen Overseas Portfolio - Service Shares.
(19) Effective May 1, 2009, Janus Aspen Worldwide Growth Portfolio - Service Shares changed its name to Janus Aspen Worldwide Portfolio - Service Shares.
(20) Effective May 1, 2009, AIG Retirement Company I changed its name to VALIC Company I. Previously, effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.
(21) Effective September 23, 2009, The Alger American Fund changed its name to The Alger Portfolios.
(22) Effective September 23, 2009, Alger American Capital Appreciation Portfolio
     - Class O Shares changed its name to Alger Capital Appreciation Portfolio - Class I-2 Shares. Previously, effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.
(23) Effective September 23, 2009, Alger American MidCap Growth Portfolio - Class O Shares changed its name to Alger Mid Cap Growth Portfolio - Class I-2 Shares.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

                                  USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FAIR VALUE MEASUREMENTS - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2009 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2009.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                  USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

                              CURRENT PREMIUM
POLICIES                      EXPENSE CHARGE
---------------------------   ---------------
Income Advantage Select            5.00%

Platinum Investor                  2.50%

Platinum Investor PLUS             5.00%

Platinum Investor VIP              5.00%

Protection Advantage Select        5.00%

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                            MORTALITY AND EXPENSE RISK FIRST REDUCTION IN MORTALITY SECOND REDUCTION IN MORTALITY
                            AND ADMINISTRATIVE CHARGES      AND EXPENSE RISK AND        AND EXPENSE RISK AND
POLICIES                       MAXIMUM ANNUAL RATE     ADMINISTRATIVE CHARGES RATE  ADMINISTRATIVE CHARGES RATE
--------------------------- -------------------------- ---------------------------- -----------------------------
Income Advantage Select                0.70%           0.35% after 10th policy year  0.20% after 20th policy year

Platinum Investor                      0.75%           0.25% after 10th policy year  0.25% after 20th policy year

Platinum Investor PLUS                 0.70%           0.25% after 10th policy year  0.35% after 20th policy year

Platinum Investor VIP                  0.70%           0.35% after 10th policy year  0.20% after 20th policy year

Protection Advantage Select            0.70%           0.35% after 10th policy year  0.20% after 20th policy year

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation of the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

                                  USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:


                                                                         Cost of   Proceeds
Divisions                                                               Purchases from Sales
----------------------------------------------------------------------- --------- ----------

AIM V.I. Core Equity Fund - Series I                                     $ 15,123  $  7,919
AIM V.I. International Growth Fund - Series I                               6,882    10,167
Alger Capital Appreciation Portfolio - Class I-2 Shares                       552       615
Alger Mid Cap Growth Portfolio - Class I-2 Shares                              --        48
American Century VP Value Fund - Class I                                    5,815     2,577
Credit Suisse U.S. Equity Flex I Portfolio                                  3,174       174
Dreyfus IP MidCap Stock Portfolio - Initial Shares                          4,177     3,303
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                   3,700    13,685
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           707     1,100
Fidelity VIP Asset Manager Portfolio - Service Class 2                      6,459     3,726
Fidelity VIP Contrafund Portfolio - Service Class 2                        13,899   212,326
Fidelity VIP Equity-Income Portfolio - Service Class 2                     16,551     2,402
Fidelity VIP Growth Portfolio - Service Class 2                             5,595    23,744
Fidelity VIP Mid Cap Portfolio - Service Class 2                            1,821     1,106
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2       3,386     1,256
Franklin Templeton Franklin U.S. Government Fund - Class 2                189,942     4,557
Franklin Templeton Mutual Shares Securities Fund - Class 2                  5,674   329,860
Franklin Templeton Templeton Foreign Securities Fund - Class 2              9,396     9,984
Janus Aspen Enterprise Portfolio - Service Shares                           1,768     1,042
Janus Aspen Overseas Portfolio - Service Shares                             3,566     2,749
Janus Aspen Worldwide Portfolio - Service Shares                            1,119    68,081
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                    125        --
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                13,677     4,427
JPMorgan Mid Cap Value Portfolio                                                3       125
MFS VIT Core Equity Series - Initial Class                                  1,722     1,631
MFS VIT Growth Series - Initial Class                                       5,617    89,828
MFS VIT New Discovery Series - Initial Class                                  282       112
MFS VIT Research Series - Initial Class                                     2,130   174,445
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                     4,370     3,051
Oppenheimer Global Securities Fund/VA - Non-Service Shares                  3,610       438
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class       983        43
PIMCO VIT Real Return Portfolio - Administrative Class                     78,230     5,510
PIMCO VIT Short-Term Portfolio - Administrative Class                       1,416     8,784
PIMCO VIT Total Return Portfolio - Administrative Class                    94,692     9,934
Pioneer Fund VCT Portfolio - Class I                                        8,422    15,072
Pioneer Growth Opportunities VCT Portfolio - Class I                          620       592
Putnam VT Diversified Income Fund - Class IB                                  798       908
Putnam VT Growth and Income Fund - Class IB                                 8,489    52,795
Putnam VT International Growth and Income Fund - Class IB                   9,636    20,028
Putnam VT Small Cap Value Fund - Class IB                                     256        56
UIF Capital Growth Portfolio - Class I Shares                              18,908    19,207
UIF High Yield Portfolio - Class I Shares                                     214        --
VALIC Company I International Equities Fund                                 1,097     1,829
VALIC Company I Mid Cap Index Fund                                         13,692    40,578
VALIC Company I Money Market I Fund                                         8,338     7,760
VALIC Company I Nasdaq-100 Index Fund                                       1,929       866
VALIC Company I Science & Technology Fund                                     182       836
VALIC Company I Small Cap Index Fund                                        1,551     2,136
VALIC Company I Stock Index Fund                                           20,923    42,307
Van Kampen LIT Growth and Income Portfolio - Class I                        1,015     1,706
Vanguard VIF High Yield Bond Portfolio                                      4,764     2,538
Vanguard VIF REIT Index Portfolio                                           6,745     2,659

                                  USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2009.

                                                                               Net Asset
                                                                               Value Per Value of Shares   Cost of   Level
Divisions                                                               Shares   Share    at Fair Value  Shares Held  (a)
----------------------------------------------------------------------- ------ --------- --------------- ----------- -----

AIM V.I. Core Equity Fund - Series I                                     2,837   $24.92      $ 70,698      $ 68,720    1
AIM V.I. International Growth Fund - Series I                            1,895    26.01        49,279        44,394    1
Alger Capital Appreciation Portfolio - Class I-2 Shares                     20    45.92           939           689    1
Alger Mid Cap Growth Portfolio - Class I-2 Shares                            6    10.68            61            40    1
American Century VP Value Fund - Class I                                 8,723     5.28        46,055        58,878    1
Credit Suisse U.S. Equity Flex I Portfolio                               2,451    12.47        30,565        32,390    1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                         830    10.46         8,678         8,044    1
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                1,296    23.49        30,455        41,928    1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                      1,077    11.08        11,936        12,086    1
Fidelity VIP Asset Manager Portfolio - Service Class 2                   2,560    12.79        32,746        35,837    1
Fidelity VIP Contrafund Portfolio - Service Class 2                      2,711    20.29        55,016        46,288    1
Fidelity VIP Equity-Income Portfolio - Service Class 2                   4,890    16.57        81,024        86,772    1
Fidelity VIP Growth Portfolio - Service Class 2                          2,496    29.75        74,271        80,590    1
Fidelity VIP Mid Cap Portfolio - Service Class 2                           127    25.10         3,192         2,871    1
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2    1,064    12.77        13,593        14,789    1
Franklin Templeton Franklin U.S. Government Fund - Class 2              14,898    12.87       191,735       190,213    1
Franklin Templeton Mutual Shares Securities Fund - Class 2               5,391    14.58        78,603        96,908    1
Franklin Templeton Templeton Foreign Securities Fund - Class 2           2,691    13.45        36,190        39,562    1
Janus Aspen Enterprise Portfolio - Service Shares                          158    29.90         4,723         3,406    1
Janus Aspen Overseas Portfolio - Service Shares                            530    45.08        23,896        23,791    1
Janus Aspen Worldwide Portfolio - Service Shares                           548    25.93        14,207         9,736    1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                  29     5.57           163           125    1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1              3,039    11.76        35,742        36,498    1
MFS VIT Core Equity Series - Initial Class                                 116    13.49         1,569         1,325    1
MFS VIT Growth Series - Initial Class                                    2,878    21.43        61,669        54,636    1
MFS VIT New Discovery Series - Initial Class                                95    13.43         1,277         1,266    1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                  1,018    21.24        21,624        17,530    1
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 444    26.50        11,755        12,031    1
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class    180     8.60         1,548         1,640    1
PIMCO VIT Real Return Portfolio - Administrative Class                   9,361    12.44       116,455       117,316    1
PIMCO VIT Short-Term Portfolio - Administrative Class                    1,859    10.07        18,720        18,500    1
PIMCO VIT Total Return Portfolio - Administrative Class                 14,180    10.82       153,427       151,048    1
Pioneer Fund VCT Portfolio - Class I                                       424    19.60         8,317         7,461    1
Pioneer Growth Opportunities VCT Portfolio - Class I                       265    19.14         5,066         5,640    1
Putnam VT Diversified Income Fund - Class IB                               325     8.10         2,631         2,266    1
Putnam VT Growth and Income Fund - Class IB                              3,871    14.40        55,742        66,987    1
Putnam VT International Growth and Income Fund - Class IB                4,027     9.01        36,285        45,471    1
Putnam VT Small Cap Value Fund - Class IB                                   20    10.97           220           204    1
UIF Capital Growth Portfolio - Class I Shares                            3,100    16.87        52,293        46,152    1
UIF High Yield Portfolio - Class I Shares                                  174    11.79         2,049         2,253    1
VALIC Company I International Equities Fund                              7,587     6.07        46,052        49,456    1
VALIC Company I Mid Cap Index Fund                                       3,442    16.41        56,483        58,698    1
VALIC Company I Money Market I Fund                                      1,522     1.00         1,522         1,522    1
VALIC Company I Nasdaq-100 Index Fund                                    1,574     5.04         7,935         7,065    1
VALIC Company I Science & Technology Fund                                  844    13.13        11,077         8,405    1
VALIC Company I Small Cap Index Fund                                     2,829    11.44        32,361        38,416    1
VALIC Company I Stock Index Fund                                         4,622    22.29       103,031       124,984    1
Van Kampen LIT Growth and Income Portfolio - Class I                       252    16.37         4,127         4,351    1
Vanguard VIF High Yield Bond Portfolio                                   4,574     7.46        34,124        34,867    1
Vanguard VIF REIT Index Portfolio                                        6,842     8.30        56,787        93,146    1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                                  USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2009.


                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                          1,320          (578)           742
   Platinum Investor PLUS                                       107           (45)            62
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                            534          (972)          (438)
   Platinum Investor PLUS                                       299          (196)           103
Alger Capital Appreciation Portfolio - Class I-2 Shares
   Platinum Investor PLUS                                        27           (42)           (15)
   Protection Advantage Select                                   29            (6)            23
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   Platinum Investor PLUS                                        --            (5)            (5)
American Century VP Value Fund - Class I
   Income Advantage Select                                        4            (2)             2
   Platinum Investor                                            294          (268)            26
   Platinum Investor PLUS                                       313          (215)            98
   Platinum Investor VIP                                         22            (7)            15
Credit Suisse U.S. Equity Flex I Portfolio
   Platinum Investor                                            671          (224)           447
   Platinum Investor PLUS                                       175          (108)            67
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                            433          (394)            39
   Platinum Investor PLUS                                       128           (65)            63
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                            898        (1,856)          (958)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                             13           (72)           (59)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                            512          (360)           152
   Platinum Investor PLUS                                        99           (46)            53
Fidelity VIP Contrafund Portfolio - Service Class 2
   Income Advantage Select                                        3            (2)             1
   Platinum Investor                                            312       (17,967)       (17,655)
   Platinum Investor PLUS                                       652          (372)           280
   Platinum Investor VIP                                        330          (118)           212
   Protection Advantage Select                                  430          (148)           282
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                          2,690          (852)         1,838
   Platinum Investor PLUS                                       116           (54)            62
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                          1,545        (5,617)        (4,072)
   Platinum Investor PLUS                                       276          (140)           136
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Income Advantage Select                                        5            (3)             2
   Platinum Investor PLUS                                       109           (80)            29
   Platinum Investor VIP                                         27            (9)            18
   Protection Advantage Select                                   30            (6)            24
Franklin Templeton Franklin Small Cap Value Securities
  Fund - Class 2
   Income Advantage Select                                        3            (2)             1
   Platinum Investor PLUS                                       163          (103)            60
   Platinum Investor VIP                                         15            (5)            10
   Protection Advantage Select                                  221          (120)           101
Franklin Templeton Franklin U.S. Government Fund -
  Class 2
   Platinum Investor                                         13,666          (235)        13,431
   Platinum Investor PLUS                                       161           (66)            95

                                  USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                          185       (28,673)      (28,488)
   Platinum Investor PLUS                                                      27           (42)          (15)
   Platinum Investor VIP                                                      140           (51)           89
   Protection Advantage Select                                                160           (17)          143
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                          419          (958)         (539)
   Platinum Investor PLUS                                                     285           (93)          192
Janus Aspen Enterprise Portfolio - Service Shares
   Platinum Investor                                                           28           (33)           (5)
   Protection Advantage Select                                                235          (129)          106
Janus Aspen Overseas Portfolio - Service Shares
   Platinum Investor                                                            7           (87)          (80)
   Platinum Investor PLUS                                                      57           (65)           (8)
   Protection Advantage Select                                                338          (133)          205
Janus Aspen Worldwide Portfolio - Service Shares
   Platinum Investor                                                          118       (10,919)      (10,801)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor PLUS                                                      12            --            12
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor                                                        1,703          (554)        1,149
   Platinum Investor PLUS                                                     180          (115)           65
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                      --           (12)          (12)
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                          320          (303)           17
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                          848        (8,115)       (7,267)
   Platinum Investor PLUS                                                      84           (32)           52
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                           46           (21)           25
   Platinum Investor PLUS                                                       5            (2)            3
MFS VIT Research Series - Initial Class
   Platinum Investor                                                           --       (22,074)      (22,074)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                          855          (509)          346
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Income Advantage Select                                                      4            (2)            2
   Platinum Investor PLUS                                                     336          (126)          210
   Platinum Investor VIP                                                       23            (7)           16
   Protection Advantage Select                                                 26            (5)           21
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                      59           (16)           43
   Protection Advantage Select                                                106           (11)           95
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                        4,142          (303)        3,839
   Platinum Investor PLUS                                                      13            (7)            6
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                           27          (695)         (668)
   Platinum Investor PLUS                                                     104           (57)           47

                                  USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
PIMCO VIT Total Return Portfolio - Administrative Class
   Income Advantage Select                                        4            (2)            2
   Platinum Investor                                          5,265          (847)        4,418
   Platinum Investor PLUS                                       313          (148)          165
   Platinum Investor VIP                                         12            (4)            8
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                            886        (1,720)         (834)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                            104           (93)           11
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                             31           (29)            2
   Platinum Investor PLUS                                        37           (59)          (22)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                            738        (6,219)       (5,481)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                            887        (1,903)       (1,016)
   Platinum Investor PLUS                                        23            (9)           14
Putnam VT Small Cap Value Fund - Class IB
   Protection Advantage Select                                   29            (6)           23
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor                                          1,835        (1,818)           17
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                             20           (13)            7
VALIC Company I International Equities Fund
   Platinum Investor                                            238          (400)         (162)
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                            633        (2,093)       (1,460)
   Platinum Investor PLUS                                        --           (27)          (27)
VALIC Company I Money Market I Fund
   Income Advantage Select                                       13           (13)           --
   Platinum Investor                                            159          (130)           29
   Platinum Investor PLUS                                        48           (30)           18
   Protection Advantage Select                                  705          (705)           --
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                             92           (30)           62
   Platinum Investor PLUS                                       222          (133)           89
VALIC Company I Science & Technology Fund
   Platinum Investor                                             59          (228)         (169)
VALIC Company I Small Cap Index Fund
   Platinum Investor                                              4           (96)          (92)
   Platinum Investor PLUS                                        49          (108)          (59)
VALIC Company I Stock Index Fund
   Platinum Investor                                          1,517        (3,792)       (2,275)
   Platinum Investor PLUS                                        46           (87)          (41)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                             59          (145)          (86)
   Platinum Investor PLUS                                        41           (37)            4
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                             26          (124)          (98)
   Platinum Investor PLUS                                       187          (110)           77
   Protection Advantage Select                                   78            (9)           69

                                  USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
Vanguard VIF REIT Index Portfolio
   Income Advantage Select                                        5            (3)            2
   Platinum Investor                                            200          (289)          (89)
   Platinum Investor PLUS                                        92           (66)           26
   Platinum Investor VIP                                         32           (11)           21
   Protection Advantage Select                                   90            (9)           81

                                  USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                               Accumulation  Accumulation  Net Increase
Divisions                                                      Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------- ------------ -------------- ------------
AIG Retirement Company I International Equities Fund
   Platinum Investor                                               1,372          (402)          970
AIG Retirement Company I Mid Cap Index Fund
   Platinum Investor                                                 504          (804)         (300)
   Platinum Investor PLUS                                             --           (21)          (21)
AIG Retirement Company I Money Market I Fund
   Platinum Investor                                               2,383       (44,127)      (41,744)
   Platinum Investor PLUS                                             50           (31)           19
   Platinum Investor VIP                                              32           (32)           --
   AIG Protection Advantage                                        1,038        (1,038)           --
AIG Retirement Company I Nasdaq-100 Index Fund
   Platinum Investor                                                  65           (32)           33
   Platinum Investor PLUS                                            203           (88)          115
AIG Retirement Company I Science & Technology Fund
   Platinum Investor                                                  41          (187)         (146)
AIG Retirement Company I Small Cap Index Fund
   Platinum Investor                                               2,479          (482)        1,997
   Platinum Investor PLUS                                             83           (87)           (4)
AIG Retirement Company I Stock Index Fund
   Platinum Investor                                               3,829        (2,653)        1,176
   Platinum Investor PLUS                                             42           (63)          (21)
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                 859        (6,667)       (5,808)
   Platinum Investor PLUS                                             88           (37)           51
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                 426          (690)         (264)
   Platinum Investor PLUS                                            288          (146)          142
Alger American Capital Appreciation Portfolio - Class O Shares
   Platinum Investor PLUS                                             54           (37)           17
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                             11            (4)            7
American Century VP Value Fund - Class I
   Platinum Investor                                                 231          (222)            9
   Platinum Investor PLUS                                            254          (172)           82
   Platinum Investor VIP                                              19            (6)           13
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                 532          (178)          354
   Platinum Investor PLUS                                            132           (83)           49
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                 273          (497)         (224)
   Platinum Investor PLUS                                            122           (82)           40
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                 592          (612)          (20)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                  25          (344)         (319)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                               2,692          (270)        2,422
   Platinum Investor PLUS                                             92           (36)           56
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                               3,369        (4,396)       (1,027)
   Platinum Investor PLUS                                            650          (392)          258
   Platinum Investor VIP                                             246           (88)          158
   AIG Protection Advantage                                          375            --           375

                                  USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                      Accumulation  Accumulation  Net Increase
Divisions                                                             Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                        627          (540)           87
   Platinum Investor PLUS                                                    92           (37)           55
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                      1,861        (2,857)         (996)
   Platinum Investor PLUS                                                   218          (144)           74
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                    84           (58)           26
   Platinum Investor VIP                                                     22            (7)           15
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                   143           (95)           48
   Platinum Investor VIP                                                     13            (4)            9
   AIG Protection Advantage                                                 360             --          360
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                         14            (4)           10
   Platinum Investor PLUS                                                   170           (70)          100
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                        117        (1,288)       (1,171)
   Platinum Investor PLUS                                                    23           (35)          (12)
   Platinum Investor VIP                                                     50           (14)           36
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                        400          (763)         (363)
   Platinum Investor PLUS                                                   253          (106)          147
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                        901        (2,613)       (1,712)
   Platinum Investor PLUS                                                    64           (65)           (1)
   AIG Protection Advantage                                                 439             --          439
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                         --           (35)          (35)
   AIG Protection Advantage                                                 415             --          415
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                      2,789          (825)        1,964
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                    --             --           --
JPMorgan Small Company Portfolio
   Platinum Investor                                                        533        (1,021)         (488)
   Platinum Investor PLUS                                                   143           (59)           84
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                        203          (417)         (214)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                      2,045        (4,668)       (2,623)
   Platinum Investor PLUS                                                    63           (26)           37
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                         20           (20)           --
   Platinum Investor PLUS                                                     3            (2)            1
MFS VIT Research Series - Initial Class
   Platinum Investor                                                      4,422          (919)        3,503
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                        143          (293)         (150)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                   297          (137)          160
   Platinum Investor VIP                                                     18            (6)           12

                                  USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                      41           (14)           27
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                        1,483          (165)        1,318
   Platinum Investor PLUS                                                      20           (28)           (8)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                        2,283          (429)        1,854
   Platinum Investor PLUS                                                     135          (100)           35
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                          644        (1,037)         (393)
   Platinum Investor PLUS                                                     354          (169)          185
   Platinum Investor VIP                                                       13            (4)            9
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                          685        (1,278)         (593)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                           75           (86)          (11)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                           22        (1,913)       (1,891)
   Platinum Investor PLUS                                                      85           (58)           27
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                          633        (4,405)       (3,772)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                          631        (1,433)         (802)
   Platinum Investor PLUS                                                      17            (6)           11
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor                                                        1,270        (6,817)       (5,547)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                           21           (14)            7
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                           40          (104)          (64)
   Platinum Investor PLUS                                                      53           (30)           23
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                        1,922          (100)        1,822
   Platinum Investor PLUS                                                     207          (110)           97
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                          399          (454)          (55)
   Platinum Investor PLUS                                                      64           (38)           26
   Platinum Investor VIP                                                       21            (7)           14

                                  USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                   Investment
                                                                                                     Income    Expense     Total
Divisions                                                              Units Unit Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                   6,613   $10.29     $68,046     1.93%     0.75%     27.34%
   Platinum Investor PLUS                                                257    10.31       2,651     2.01%     0.70%     27.40%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                   2,371    14.99      35,532     1.40%     0.75%     34.23%
   Platinum Investor PLUS                                                771    17.82      13,748     1.61%     0.70%     34.30%
Alger Capital Appreciation Portfolio - Class I-2 Shares *
   Platinum Investor PLUS                                                 43    16.56         713     0.00%     0.70%     50.05%
   Protection Advantage Select                                            23     9.87         226     0.00%     0.70%      5.16%
Alger Mid Cap Growth Portfolio - Class I-2 Shares *
   Platinum Investor PLUS                                                  5    11.47          61     0.00%     0.70%     50.65%
American Century VP Value Fund - Class I
   Income Advantage Select                                                 2    11.96          23     0.00%     0.20%      6.70%
   Platinum Investor                                                   2,240    15.20      34,047     5.22%     0.75%     18.97%
   Platinum Investor PLUS                                                951    12.35      11,742     5.45%     0.70%     19.03%
   Platinum Investor VIP                                                  31     7.90         242     4.14%     0.70%     19.03%
Credit Suisse U.S. Equity Flex I Portfolio *
   Platinum Investor                                                   3,226     6.49      20,949     1.14%     0.75%     23.73%
   Platinum Investor PLUS                                              1,047     9.18       9,617     1.13%     0.70%     23.80%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                     540    11.29       6,094     1.31%     0.75%     34.50%
   Platinum Investor PLUS                                                234    11.04       2,585     1.18%     0.70%     34.56%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                   2,958    10.30      30,454     1.80%     0.75%     25.10%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                     763    15.64      11,936     4.70%     0.75%     14.10%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                   2,574    11.49      29,579     2.22%     0.75%     27.80%
   Platinum Investor PLUS                                                256    12.35       3,166     2.34%     0.70%     27.86%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Income Advantage Select                                                 1    13.03          15     0.00%     0.20%      8.48%
   Platinum Investor                                                   2,223    12.39      27,552     0.41%     0.75%     34.46%
   Platinum Investor PLUS                                              1,317    13.86      18,254     1.25%     0.70%     34.52%
   Platinum Investor VIP                                                 372     8.54       3,178     1.50%     0.70%     34.52%
   Protection Advantage Select                                           657     9.16       6,016     1.33%     0.70%     34.52%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                   7,520    10.22      76,869     2.25%     0.75%     28.91%
   Platinum Investor PLUS                                                371    11.20       4,155     2.16%     0.70%     28.98%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                  10,236     6.28      64,309     0.17%     0.75%     27.01%
   Platinum Investor PLUS                                                993    10.04       9,962     0.20%     0.70%     27.07%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Income Advantage Select                                                 2    13.64          29     0.28%     0.20%      6.47%
   Platinum Investor PLUS                                                157    16.61       2,613     0.47%     0.70%     38.78%
   Platinum Investor VIP                                                  37     8.93         331     0.53%     0.70%     38.78%
   Protection Advantage Select                                            24     9.24         219     0.88%     0.70%      1.97%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Income Advantage Select                                                 1    12.62          15     0.00%     0.20%      7.82%
   Platinum Investor PLUS                                                660    13.87       9,153     1.52%     0.70%     28.26%
   Platinum Investor VIP                                                  21     7.71         163     1.48%     0.70%     28.26%
   Protection Advantage Select                                           461     9.24       4,262     1.53%     0.70%     28.26%

                                  USL VL-R - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                     Investment
                                                                                                       Income    Expense    Total
Divisions                                                                Units Unit Value Net Assets  Ratio (a) Ratio (b) Return (c)
----------------------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                    13,498   $13.81    $186,473     0.04%     0.75%      2.32%
   Platinum Investor PLUS                                                  420    12.53       5,263     4.72%     0.70%      2.38%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                     5,814    12.58      73,123     1.02%     0.75%     25.11%
   Platinum Investor PLUS                                                  260    12.24       3,180     1.84%     0.70%     25.17%
   Platinum Investor VIP                                                   125     7.56         945     2.18%     0.70%     25.17%
   Protection Advantage Select                                             143     9.51       1,355     3.15%     0.70%     23.33%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                     1,483    15.09      22,379     3.60%     0.75%     36.02%
   Platinum Investor PLUS                                                  901    15.32      13,811     2.63%     0.70%     36.09%
Janus Aspen Enterprise Portfolio - Service Shares *
   Platinum Investor                                                         9     6.41          60     0.00%     0.75%     43.36%
   Protection Advantage Select                                             521     8.94       4,663     0.00%     0.70%     43.44%
Janus Aspen Overseas Portfolio - Service Shares *
   Platinum Investor                                                       888    16.10      14,295     0.42%     0.75%     77.73%
   Platinum Investor PLUS                                                  113    26.29       2,976     0.43%     0.70%     77.82%
   Protection Advantage Select                                             644    10.30       6,627     0.39%     0.70%     77.82%
Janus Aspen Worldwide Portfolio - Service Shares *
   Platinum Investor                                                     2,199     6.46      14,207     1.45%     0.75%     36.38%
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor PLUS                                                   12    12.96         162     0.00%     0.70%     29.56%
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 *
   Platinum Investor                                                     2,953    10.28      30,359     0.82%     0.75%     21.66%
   Platinum Investor PLUS                                                  445    12.09       5,384     0.72%     0.70%     21.72%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                   --       --          --     4.82%     0.70%     -2.91%
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                       235     6.66       1,567     1.58%     0.75%     31.44%
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                     4,603    12.37      56,938     0.42%     0.75%     36.65%
   Platinum Investor PLUS                                                  338    13.99       4,730     0.31%     0.70%     36.71%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                       118     9.77       1,148     0.00%     0.75%     61.96%
   Platinum Investor PLUS                                                   10    12.71         129     0.00%     0.70%     62.05%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                        --     8.12          --     3.08%     0.75%     29.57%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                     2,948     7.34      21,624     0.00%     0.75%     30.62%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Income Advantage Select                                                   2    13.75          22     0.00%     0.20%      6.22%
   Platinum Investor PLUS                                                  759    14.85      11,274     1.85%     0.70%     38.80%
   Platinum Investor VIP                                                    31     8.26         252     1.57%     0.70%     38.80%
   Protection Advantage Select                                              21     9.97         207     0.00%     0.70%      2.13%
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                  107     9.18         978     6.27%     0.70%     40.54%
   Protection Advantage Select                                              95     6.00         570     7.06%     0.70%     30.27%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                     6,306    18.39     115,964     2.43%     0.75%     17.48%
   Platinum Investor PLUS                                                   38    13.02         491     3.02%     0.70%     17.53%

                                  USL VL-R - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                    Investment
                                                                                                      Income    Expense    Total
Divisions                                                               Units Unit Value Net Assets  Ratio (a) Ratio (b) Return (c)
----------------------------------------------------------------------- ----- ---------- ---------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                    1,209   $12.81    $ 15,481     2.17%      0.75%     6.99%
   Platinum Investor PLUS                                                 277    11.68       3,239     2.00%      0.70%     7.04%
PIMCO VIT Total Return Portfolio - Administrative Class
   Income Advantage Select                                                  2    11.92          21     0.00%      0.20%     0.28%
   Platinum Investor                                                    8,194    17.34     142,097     4.61%      0.75%    13.19%
   Platinum Investor PLUS                                                 792    13.96      11,054     5.92%      0.70%    13.24%
   Platinum Investor VIP                                                   20    12.62         257     4.91%      0.70%    13.24%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                      790    10.53       8,317     1.37%      0.75%    24.26%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                      507    10.00       5,066     0.00%      0.75%    43.48%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                      116    15.64       1,820     6.66%      0.75%    54.20%
   Platinum Investor PLUS                                                  62    13.17         812    10.43%      0.70%    54.27%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                    5,444    10.24      55,741     2.74%      0.75%    28.84%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                    2,635    13.14      34,634     0.00%      0.75%    25.25%
   Platinum Investor PLUS                                                 123    13.43       1,651     0.00%      0.70%    25.31%
Putnam VT Small Cap Value Fund - Class IB
   Protection Advantage Select                                             23     9.52         220     0.00%      0.70%     8.01%
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor                                                    4,281    12.22      52,293     0.00%      0.75%    64.32%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                      153    13.42       2,049     8.44%      0.75%    41.02%
VALIC Company I International Equities Fund *
   Platinum Investor                                                    3,951    11.66      46,051     2.63%      0.75%    28.63%
VALIC Company I Mid Cap Index Fund *
   Platinum Investor                                                    2,612    21.30      55,634     1.37%      0.75%    37.25%
   Platinum Investor PLUS                                                  62    13.59         847     1.48%      0.70%    37.32%
VALIC Company I Money Market I Fund *
   Income Advantage Select                                                 --    10.04          --     0.00%      0.20%    -0.04%
   Platinum Investor                                                       41    12.88         527     0.14%      0.75%    -0.45%
   Platinum Investor PLUS                                                  89    11.15         995     0.31%      0.70%    -0.40%
   Protection Advantage Select                                             --    10.01          --     0.00%      0.70%    -0.35%
VALIC Company I Nasdaq-100 Index Fund *
   Platinum Investor                                                      401     5.35       2,148     0.29%      0.75%    54.27%
   Platinum Investor PLUS                                                 444    13.03       5,787     0.29%      0.70%    54.35%
VALIC Company I Science & Technology Fund *
   Platinum Investor                                                    2,531     4.38      11,077     0.11%      0.75%    64.28%
VALIC Company I Small Cap Index Fund *
   Platinum Investor                                                    2,327    12.94      30,114     1.67%      0.75%    27.26%
   Platinum Investor PLUS                                                 183    12.25       2,246     1.54%      0.70%    27.33%
VALIC Company I Stock Index Fund *
   Platinum Investor                                                    9,086    11.07     100,581     2.11%      0.75%    25.22%
   Platinum Investor PLUS                                                 214    11.46       2,450     2.20%      0.70%    25.28%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                      242    12.77       3,091     3.88%      0.75%    23.44%
   Platinum Investor PLUS                                                  78    13.30       1,035     3.74%      0.70%    23.50%

                                  USL VL-R - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                    Investment
                                                                                                      Income    Expense    Total
Divisions                                                               Units Unit Value Net Assets  Ratio (a) Ratio (b) Return (c)
----------------------------------------------------------------------- ----- ---------- ---------- ---------- --------- ----------
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                    1,792   $15.11     $27,070     8.12%      0.75%    37.81%
   Platinum Investor PLUS                                                 481    13.09       6,293     9.42%      0.70%    37.88%
   Protection Advantage Select                                             69    11.08         761     0.00%      0.70%    15.10%
Vanguard VIF REIT Index Portfolio
   Income Advantage Select                                                  2    11.37          23     0.00%      0.20%    14.13%
   Platinum Investor                                                    2,523    21.35      53,869     4.25%      0.75%    28.18%
   Platinum Investor PLUS                                                 147    13.25       1,952     4.07%      0.70%    28.24%
   Platinum Investor VIP                                                   39     6.37         251     3.04%      0.70%    28.24%
   Protection Advantage Select                                             81     8.55         693     0.00%      0.70%    59.39%

                                  USL VL-R - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                          Investment
                                                                          Unit               Income   Expense     Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIG Retirement Company I International Equities Fund *
   Platinum Investor                                              4,113 $ 9.06  $ 37,268     3.89%     0.75%     -43.82%
AIG Retirement Company I Mid Cap Index Fund *
   Platinum Investor                                              4,072  15.52    63,190     1.35%     0.75%     -37.36%
   Platinum Investor PLUS                                            89   9.89       884     1.27%     0.70%     -37.33%
AIG Retirement Company I Money Market I Fund *
   Platinum Investor                                                 12  12.94       152     4.19%     0.75%       1.47%
   Platinum Investor PLUS                                            71  11.19       792     2.10%     0.70%       1.52%
   Platinum Investor VIP                                             --  10.43        --     0.00%     0.70%       1.33%
   AIG Protection Advantage                                          --  10.05        --     0.00%     0.70%       0.03%
AIG Retirement Company I Nasdaq-100 Index Fund *
   Platinum Investor                                                339   3.47     1,175     0.28%     0.75%     -42.85%
   Platinum Investor PLUS                                           355   8.45     2,997     0.32%     0.70%     -42.82%
AIG Retirement Company I Science & Technology Fund *
   Platinum Investor                                              2,700   2.66     7,195     0.00%     0.75%     -46.39%
AIG Retirement Company I Small Cap Index Fund *
   Platinum Investor                                              2,419  10.17    24,593     3.47%     0.75%     -34.96%
   Platinum Investor PLUS                                           242   9.62     2,329     1.78%     0.70%     -34.93%
AIG Retirement Company I Stock Index Fund *
   Platinum Investor                                             11,361   8.84   100,432     2.56%     0.75%     -37.68%
   Platinum Investor PLUS                                           255   9.15     2,331     2.31%     0.70%     -37.65%
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                              5,871   8.08    47,445     1.49%     0.75%     -30.66%
   Platinum Investor PLUS                                           195   8.09     1,575     2.68%     0.70%     -30.63%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              2,809  11.17    31,364     0.54%     0.75%     -40.83%
   Platinum Investor PLUS                                           668  13.27     8,867     0.67%     0.70%     -40.80%
Alger American Capital Appreciation Portfolio - Class O Shares *
   Platinum Investor PLUS                                            58  11.04       642     0.00%     0.70%     -45.52%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                            10   7.62        77     0.17%     0.70%     -58.65%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,214  12.77    28,281     2.44%     0.75%     -27.32%
   Platinum Investor PLUS                                           853  10.37     8,849     2.56%     0.70%     -27.29%
   Platinum Investor VIP                                             16   6.64       104     1.50%     0.70%     -27.29%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                              2,779   5.25    14,585     0.09%     0.75%     -35.09%
   Platinum Investor PLUS                                           980   7.42     7,268     0.09%     0.70%     -35.05%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                501   8.39     4,203     1.13%     0.75%     -40.87%
   Platinum Investor PLUS                                           171   8.20     1,406     0.95%     0.70%     -40.84%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                              3,916   8.23    32,231     0.96%     0.75%     -38.06%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                822  13.71    11,264     4.46%     0.75%      -4.90%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                              2,422   8.99    21,774     6.34%     0.75%     -29.44%
   Platinum Investor PLUS                                           203   9.66     1,962     3.17%     0.70%     -29.40%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             19,878   9.22   183,250     0.81%     0.75%     -43.12%
   Platinum Investor PLUS                                         1,037  10.31    10,691     0.99%     0.70%     -43.09%
   Platinum Investor VIP                                            160   6.35     1,015     2.35%     0.70%     -43.09%
   AIG Protection Advantage                                         375   6.81     2,553     0.00%     0.70%       3.90%

                                  USL VL-R - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                          Investment
                                                                          Unit               Income   Expense     Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              5,682 $ 7.93  $ 45,058     2.47%     0.75%     -43.24%
   Platinum Investor PLUS                                           309   8.69     2,681     2.71%     0.70%     -43.21%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                             14,308   4.95    70,777     0.60%     0.75%     -47.70%
   Platinum Investor PLUS                                           857   7.90     6,769     0.65%     0.70%     -47.68%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                           128  11.97     1,535     0.26%     0.70%     -40.03%
   Platinum Investor VIP                                             19   6.43       121     0.28%     0.70%     -40.03%
Franklin Templeton Franklin Small Cap Value Securities
   Fund - Class 2
   Platinum Investor PLUS                                           600  10.81     6,486     1.22%     0.70%     -33.48%
   Platinum Investor VIP                                             11   6.01        63     1.08%     0.70%     -33.48%
   AIG Protection Advantage                                         360   7.20     2,595     0.00%     0.70%       5.60%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                 67  13.50       903     5.40%     0.75%       6.79%
   Platinum Investor PLUS                                           325  12.23     3,979     6.38%     0.70%       6.84%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                             34,302  10.05   344,863     3.09%     0.75%     -37.58%
   Platinum Investor PLUS                                           275   9.78     2,692     3.03%     0.70%     -37.55%
   Platinum Investor VIP                                             36   6.04       217     0.00%     0.70%     -20.92%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                              2,022  11.10    22,439     2.08%     0.75%     -40.82%
   Platinum Investor PLUS                                           709  11.26     7,987     2.55%     0.70%     -40.79%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                968   9.06     8,769     4.87%     0.75%     -52.59%
   Platinum Investor PLUS                                           121  14.78     1,784     2.85%     0.70%     -52.56%
   AIG Protection Advantage                                         439   5.79     2,541     0.00%     0.70%       3.41%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                 14   4.47        63     0.04%     0.75%     -44.28%
   AIG Protection Advantage                                         415   6.23     2,584     0.19%     0.70%       5.17%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                             13,000   4.74    61,581     1.04%     0.75%     -45.22%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                            12  10.76       129     1.13%     0.70%     -33.67%
JPMorgan Small Company Portfolio
   Platinum Investor                                              1,804   8.45    15,244     0.16%     0.75%     -32.49%
   Platinum Investor PLUS                                           380   9.93     3,777     0.20%     0.70%     -32.46%
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                218   5.07     1,104     0.94%     0.75%     -39.61%
MFS VIT Growth Series - Initial Class *
   Platinum Investor                                             11,870   9.05   107,453     0.19%     0.75%     -37.89%
   Platinum Investor PLUS                                           286  10.23     2,926     0.25%     0.70%     -37.85%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                 93   6.03       559     0.00%     0.75%     -39.78%
   Platinum Investor PLUS                                             7   7.84        56     0.00%     0.70%     -39.75%
MFS VIT Research Series - Initial Class
   Platinum Investor                                             22,074   6.27   138,370     0.50%     0.75%     -36.56%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                              2,602   5.62    14,616     0.00%     0.75%     -43.79%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                           549  10.70     5,880     1.48%     0.70%     -40.61%
   Platinum Investor VIP                                             15   5.95        91     0.99%     0.70%     -40.61%

                                  USL VL-R - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                          Investment
                                                                         Unit               Income    Expense    Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Administrative Class
   Platinum Investor PLUS                                            64 $ 6.53   $   418     6.09%     0.70%     -44.18%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                              2,467  15.65    38,616     4.70%     0.75%      -7.73%
   Platinum Investor PLUS                                            32  11.07       356     3.87%     0.70%      -7.68%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                              1,877  11.97    22,478     5.33%     0.75%      -1.06%
   Platinum Investor PLUS                                           230  10.91     2,507     3.75%     0.70%      -1.01%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                              3,776  15.32    57,854     4.40%     0.75%       4.01%
   Platinum Investor PLUS                                           627  12.33     7,728     5.09%     0.70%       4.06%
   Platinum Investor VIP                                             12  11.14       134     3.95%     0.70%       4.06%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                              1,624   8.48    13,766     1.77%     0.75%     -34.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                496   6.97     3,455     0.00%     0.75%     -35.97%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                114  10.15     1,155     9.55%     0.75%     -31.33%
   Platinum Investor PLUS                                            84   8.54       720     4.58%     0.70%     -31.30%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                              10,925  7.95    86,831     2.22%     0.75%     -39.16%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                              3,651  10.49    38,307     1.80%     0.75%     -46.42%
   Platinum Investor PLUS                                           109  10.72     1,167     1.87%     0.70%     -46.40%
UIF Capital Growth Portfolio - Class I Shares *
   Platinum Investor                                              4,264   7.43    31,699     0.12%     0.75%     -49.57%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                146   9.52     1,386     9.61%     0.75%     -23.43%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                328  10.34     3,393     2.21%     0.75%     -32.54%
   Platinum Investor PLUS                                            74  10.77       801     1.92%     0.70%     -32.51%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                              1,890  10.96    20,716    19.52%     0.75%     -22.53%
   Platinum Investor PLUS                                           404   9.49     3,833     9.52%     0.70%     -22.50%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                              2,612  16.66    43,515     4.28%     0.75%     -37.72%
   Platinum Investor PLUS                                           121  10.33     1,254     3.60%     0.70%     -37.69%
   Platinum Investor VIP                                             18   4.96        88     2.46%     0.70%     -37.69%

                                  USL VL-R - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                         Unit               Income    Expense    Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                             11,679 $11.65  $136,117     1.18%     0.75%       7.30%
   Platinum Investor PLUS                                           144  11.66     1,675     1.34%     0.70%       7.36%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              3,073  18.87    57,987     0.44%     0.75%      13.86%
   Platinum Investor PLUS                                           526  22.42    11,782     0.49%     0.70%      13.92%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor PLUS                                            41  20.26       823     0.00%     0.70%      24.36%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                             3  18.42        54     0.00%     0.70%      30.64%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,205  17.58    38,750     1.60%     0.75%      -5.85%
   Platinum Investor PLUS                                           771  14.27    10,999     1.56%     0.70%      -5.80%
   Platinum Investor VIP                                              3   9.13        30     0.00%     0.70%      -2.97%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                              2,425   8.09    19,606     0.00%     0.75%      -1.58%
   Platinum Investor PLUS                                           931  11.42    10,629     0.00%     0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                725  14.19    10,286     0.41%     0.75%       0.73%
   Platinum Investor PLUS                                           131  13.86     1,819     0.33%     0.70%       0.79%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                              3,936  13.29    52,296     0.78%     0.75%     -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                              1,141  14.42    16,450     4.84%     0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                 --  12.74        --     5.94%     0.75%      14.31%
   Platinum Investor PLUS                                           147  13.68     2,006     5.79%     0.70%      14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             20,905  16.21   338,802     0.79%     0.75%      16.42%
   Platinum Investor PLUS                                           779  18.11    14,107     0.92%     0.70%      16.48%
   Platinum Investor VIP                                              2  11.16        21     0.97%     0.70%      -1.69%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              5,595  13.97    78,164     1.72%     0.75%       0.51%
   Platinum Investor PLUS                                           254  15.30     3,880     1.80%     0.70%       0.56%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                             15,304   9.46   144,750     0.37%     0.75%      25.71%
   Platinum Investor PLUS                                           783  15.09    11,814     0.36%     0.70%      25.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                           102  19.96     2,028     0.49%     0.70%      14.53%
   Platinum Investor VIP                                              4  10.73        41     0.34%     0.70%      -2.99%
Franklin Templeton Franklin Small Cap Value Securities Fund -
   Class 2
   Platinum Investor PLUS                                           552  16.26     8,968     0.67%     0.70%      -3.06%
   Platinum Investor VIP                                              2   9.04        21     0.00%     0.70%      -1.83%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                 57  12.64       723     5.27%     0.75%       5.81%
   Platinum Investor PLUS                                           225  11.45     2,572     2.51%     0.70%       5.86%

                                  USL VL-R - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                         Unit               Income    Expense    Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                             35,473 $16.11  $571,337     1.48%     0.75%      2.70%
   Platinum Investor PLUS                                           287  15.66     4,497     2.95%     0.70%      2.75%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                              2,385  18.75    44,716     1.97%     0.75%     14.59%
   Platinum Investor PLUS                                           562  19.02    10,693     2.01%     0.70%     14.65%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                              2,680  19.11    51,204     0.47%     0.75%     27.06%
   Platinum Investor PLUS                                           122  31.16     3,810     0.59%     0.70%     27.12%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                 49   8.02       396     0.07%     0.75%     20.83%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                             11,036   8.65    95,435     0.58%     0.75%      8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                            12  16.23       194     0.98%     0.70%      1.73%
JPMorgan Small Company Portfolio
   Platinum Investor                                              2,292  12.52    28,695     0.01%     0.75%     -6.38%
   Platinum Investor PLUS                                           296  14.71     4,353     0.01%     0.70%     -6.33%
MFS VIT Core Equity Series - Initial Class *
   Platinum Investor                                                432   8.39     3,628     0.34%     0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                             14,493  14.57   211,223     0.00%     0.75%     20.26%
   Platinum Investor PLUS                                           249  16.46     4,091     0.00%     0.70%     20.32%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                 93  10.01       934     0.00%     0.75%      1.75%
   Platinum Investor PLUS                                             6  13.01        76     0.00%     0.70%      1.80%
MFS VIT Research Series - Initial Class
   Platinum Investor                                             18,571   9.88   183,511     0.65%     0.75%     12.35%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                              2,752   9.99    27,494     0.00%     0.75%     21.61%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                           389  18.02     7,006     1.21%     0.70%      5.57%
   Platinum Investor VIP                                              3  10.02        30     0.00%     0.70%     -3.46%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Administrative Class
   Platinum Investor PLUS                                            37  11.70       427     5.58%     0.70%     29.50%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                              1,149  16.96    19,489     4.58%     0.75%      9.80%
   Platinum Investor PLUS                                            40  12.00       474     4.99%     0.70%      9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                 23  12.10       278     4.52%     0.75%      3.70%
   Platinum Investor PLUS                                           195  11.02     2,149     4.84%     0.70%      3.76%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                              4,169  14.73    61,414     4.73%     0.75%      7.92%
   Platinum Investor PLUS                                           442  11.85     5,241     3.73%     0.70%      7.98%
   Platinum Investor VIP                                              3  10.70        32     0.38%     0.70%      2.20%

                                  USL VL-R - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                         Unit               Income    Expense    Total
Divisions                                                         Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                              2,217 $12.99  $ 28,800      1.21%    0.75%      4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                507  10.89     5,515      0.00%    0.75%     -4.58%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                              2,005  14.77    29,623      5.23%    0.75%      3.35%
   Platinum Investor PLUS                                            57  12.42       714     16.50%    0.70%      2.17%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                             14,697  13.06   191,970      1.39%    0.75%     -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                              4,453  19.58    87,217      1.76%    0.75%      6.20%
   Platinum Investor PLUS                                            98  19.99     1,968      1.70%    0.70%      6.26%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                              9,811  14.74   144,620      0.00%    0.75%     20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                139  12.43     1,724      8.63%    0.75%      3.23%
VALIC Company I International Equities Fund
   Platinum Investor                                              3,143  16.13    50,697      2.40%    0.75%      7.95%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                              4,372  24.78   108,328      1.23%    0.75%      6.83%
   Platinum Investor PLUS                                           110  15.79     1,743      1.32%    0.70%      6.89%
VALIC Company I Money Market I Fund
   Platinum Investor                                             41,756  12.75   532,529      4.74%    0.75%      3.91%
   Platinum Investor PLUS                                            52  11.03       577      4.65%    0.70%      3.97%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                                306   6.07     1,856      0.08%    0.75%     17.71%
   Platinum Investor PLUS                                           240  14.77     3,539      0.09%    0.70%     17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor                                              2,846   4.97    14,143      0.00%    0.75%     16.81%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                                422  15.63     6,600      1.10%    0.75%     -2.63%
   Platinum Investor PLUS                                           246  14.79     3,641      1.64%    0.70%     -2.58%
VALIC Company I Stock Index Fund
   Platinum Investor                                             10,185  14.18   144,470      1.64%    0.75%      4.34%
   Platinum Investor PLUS                                           276  14.67     4,050      1.78%    0.70%      4.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                392  15.34     6,013      1.70%    0.75%      2.03%
   Platinum Investor PLUS                                            51  15.95       812      1.50%    0.70%      2.08%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                 68  14.15       961      6.71%    0.75%      1.19%
   Platinum Investor PLUS                                           307  12.25     3,756      5.24%    0.70%      1.24%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                              2,667  26.75    71,349      2.01%    0.75%    -17.23%
   Platinum Investor PLUS                                            95  16.58     1,569      1.07%    0.70%    -17.19%
   Platinum Investor VIP                                              4   7.97        29      0.00%    0.70%     -7.81%

                                  USL VL-R - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                  11,421 $10.86  $124,046     1.07%     0.75%      8.61%
   Platinum Investor PLUS                                                 97  10.86     1,056     1.02%     0.70%      8.65%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                   2,943  16.57    48,772     1.07%     0.75%     27.28%
   Platinum Investor PLUS                                                394  19.68     7,759     1.60%     0.70%     27.34%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                      --     --        --     2.22%     0.75%      5.31%
   Platinum Investor PLUS                                                 --     --        --     2.86%     0.70%      5.33%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                  6  14.10        80     0.00%     0.70%      9.37%
American Century VP Value Fund - Class I
   Platinum Investor                                                   2,225  18.67    41,536     1.20%     0.75%     17.77%
   Platinum Investor PLUS                                                704  15.15    10,666     0.08%     0.70%     17.83%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor                                                   2,148   8.22    17,645     0.00%     0.75%      3.99%
   Platinum Investor PLUS                                                888  11.60    10,296     0.00%     0.70%      4.04%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                     645  14.09     9,090     0.37%     0.75%      6.95%
   Platinum Investor PLUS                                                 75  13.75     1,037     0.24%     0.70%      7.00%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                   3,843  15.05    57,838     0.39%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                   1,331  14.03    18,668     4.12%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                      19  11.15       209     2.51%     0.75%      6.34%
   Platinum Investor PLUS                                                 96  11.96     1,153     1.63%     0.70%      6.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                  19,619  13.92   273,114     0.98%     0.75%     10.60%
   Platinum Investor PLUS                                                476  15.55     7,409     1.11%     0.70%     10.66%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                   5,571  13.90    77,431     2.92%     0.75%     19.04%
   Platinum Investor PLUS                                                214  15.21     3,255     2.90%     0.70%     19.09%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                  14,950   7.52   112,486     0.16%     0.75%      5.78%
   Platinum Investor PLUS                                                687  12.00     8,246     0.02%     0.70%      5.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                 76  17.43     1,328     0.01%     0.70%     11.62%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                516  16.77     8,650     0.14%     0.70%     16.17%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                      48  11.95       569     5.10%     0.75%      3.24%
   Platinum Investor PLUS                                                120  10.82     1,300    11.36%     0.70%      3.29%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                  36,106  15.68   566,234     0.03%     0.75%     17.50%
   Platinum Investor PLUS                                                  6  15.24        86     1.53%     0.70%     17.56%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                   2,206  16.36    36,094     1.21%     0.75%     20.54%
   Platinum Investor PLUS                                                416  16.59     6,899     0.52%     0.70%     20.60%

                                  USL VL-R - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                   2,434 $15.04  $ 36,603     1.72%     0.75%     45.54%
   Platinum Investor PLUS                                                 72  24.51     1,772     3.47%     0.70%     45.61%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                     210   6.64     1,397     0.00%     0.75%     12.46%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                  10,327   7.97    82,275     1.54%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                 16  15.95       262     0.99%     0.70%     16.03%
JPMorgan Small Company Portfolio
   Platinum Investor                                                   2,003  13.37    26,773     0.00%     0.75%     14.15%
   Platinum Investor PLUS                                                230  15.70     3,619     0.00%     0.70%     14.21%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                     355   7.61     2,704     0.42%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                                  13,968  12.12   169,266     0.00%     0.75%      7.09%
   Platinum Investor PLUS                                                215  13.68     2,936     0.00%     0.70%      7.14%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                     169   9.84     1,659     0.00%     0.75%     12.37%
   Platinum Investor PLUS                                                  4  12.78        56     0.00%     0.70%     12.43%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                  17,042   8.79   149,881     0.45%     0.75%      9.65%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                   2,750   8.22    22,598     0.00%     0.75%     13.84%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                267  17.07     4,549     0.13%     0.70%     16.87%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                   1,245  15.45    19,229     4.22%     0.75%     -0.05%
   Platinum Investor PLUS                                                 25  10.92       274     2.49%     0.70%      0.00%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                      26  11.67       302     4.18%     0.75%      3.50%
   Platinum Investor PLUS                                                119  10.62     1,264     3.45%     0.70%      3.55%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                   4,057  13.65    55,379     4.40%     0.75%      3.07%
   Platinum Investor PLUS                                                238  10.97     2,613     6.67%     0.70%      3.12%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                   2,583  12.47    32,207     1.28%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                     540  11.41     6,165     0.00%     0.75%      4.81%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                   2,432  14.30    34,771     5.17%     0.75%      5.50%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                  16,582  14.01   232,255     1.51%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                   4,592  18.44    84,675     1.13%     0.75%     26.28%
   Platinum Investor PLUS                                                 91  18.81     1,706     1.10%     0.70%     26.34%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                                  10,112  12.18   123,193     0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                     135  12.04     1,627     7.75%     0.75%      7.81%

                                  USL VL-R - 44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
VALIC Company I International Equities Fund
   Platinum Investor                                                   3,230 $14.94  $ 48,258     1.59%     0.75%     22.14%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                                   4,278  23.19    99,222     0.49%     0.75%      9.15%
   Platinum Investor PLUS                                                 90  14.77     1,326     0.63%     0.70%      9.21%
VALIC Company I Money Market I Fund
   Platinum Investor                                                  37,905  12.27   465,210     4.57%     0.75%      3.84%
   Platinum Investor PLUS                                                 72  10.61       762    22.32%     0.70%      3.89%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                                     281   5.16     1,450     0.08%     0.75%      5.86%
   Platinum Investor PLUS                                                150  12.54     1,878     0.12%     0.70%      5.92%
VALIC Company I Science & Technology Fund
   Platinum Investor                                                   2,940   4.26    12,510     0.00%     0.75%      5.06%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                                     426  16.05     6,842     0.48%     0.75%     17.18%
   Platinum Investor PLUS                                                 91  15.18     1,378     0.48%     0.70%     17.24%
VALIC Company I Stock Index Fund
   Platinum Investor                                                   9,875  13.60   134,259     0.29%     0.75%     14.55%
   Platinum Investor PLUS                                                213  14.05     3,000     1.12%     0.70%     14.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                     446  15.03     6,705     1.19%     0.75%     15.37%
   Platinum Investor PLUS                                                 46  15.63       713     1.02%     0.70%     15.43%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                     192  13.99     2,688    11.27%     0.75%      7.46%
   Platinum Investor PLUS                                                 66  12.10       794    19.20%     0.70%      7.52%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                   2,744  32.32    88,682     1.99%     0.75%     33.92%
   Platinum Investor PLUS                                                 29  20.02       582     1.52%     0.70%     33.99%

                                  USL VL-R - 45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                   2,770 $13.02  $ 36,069     0.70%     0.75%     17.05%
   Platinum Investor PLUS                                                 81  15.45     1,256     0.70%     0.70%     17.11%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                  10,063  10.42   104,880     0.83%     0.75%      4.87%
   Platinum Investor PLUS                                                 35  11.78       416     1.48%     0.70%      4.92%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                  1  12.89        13     0.00%     0.70%      9.06%
American Century VP Value Fund - Class I
   Platinum Investor                                                   2,865  15.85    45,409     0.82%     0.75%      4.25%
   Platinum Investor PLUS                                                 15  12.86       196     0.42%     0.70%      4.30%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                   1,926   7.90    15,216     0.00%     0.75%     -3.40%
   Platinum Investor PLUS                                                173  11.15     1,927     0.00%     0.70%     -3.36%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                     582  13.17     7,668     0.03%     0.75%      8.36%
   Platinum Investor PLUS                                                 30  12.86       380     0.00%     0.70%      8.41%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                   3,825  14.61    55,901     0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                   1,936  13.56    26,247     3.66%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                      20  10.48       206     2.53%     0.75%      3.01%
   Platinum Investor PLUS                                                 45  11.24       506     1.06%     0.70%      3.06%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                  19,395  12.59   244,116     0.11%     0.75%     15.78%
   Platinum Investor PLUS                                                102  14.05     1,438     0.00%     0.70%     15.84%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                   5,630  11.68    65,733     1.41%     0.75%      4.78%
   Platinum Investor PLUS                                                171  12.77     2,189     1.29%     0.70%      4.84%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                  13,688   7.11    97,366     0.28%     0.75%      4.72%
   Platinum Investor PLUS                                                 40  11.34       449     0.00%     0.70%      4.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                  1  15.62        22     0.00%     0.70%     17.19%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                 13  14.44       189     0.29%     0.70%      8.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                      38  11.57       445     5.20%     0.75%      1.64%
   Platinum Investor PLUS                                                  2  10.47        25     7.42%     0.70%      1.69%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                     357  13.35     4,762     0.88%     0.75%      9.73%
   Platinum Investor PLUS                                                  1  12.97        12     5.28%     0.70%      9.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                   2,026  13.58    27,499     0.79%     0.75%      9.35%
   Platinum Investor PLUS                                                 31  13.75       423     0.46%     0.70%      9.40%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                   3,065  10.33    31,670     1.04%     0.75%     30.96%
   Platinum Investor PLUS                                                  6  16.84       100     1.66%     0.70%     31.02%

                                  USL VL-R - 46

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                     304 $ 5.90  $  1,795     0.00%     0.75%     11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                   9,469   6.81    64,445     1.16%     0.75%      4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                 21  13.75       286     0.02%     0.70%      8.45%
JPMorgan Small Company Portfolio
   Platinum Investor                                                   1,666  11.71    19,514     0.00%     0.75%      2.65%
   Platinum Investor PLUS                                                164  13.75     2,261     0.00%     0.70%      2.70%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                     292   6.74     1,965     0.72%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                                  13,476  11.32   152,498     0.00%     0.75%      8.38%
   Platinum Investor PLUS                                                171  12.77     2,188     0.00%     0.70%      8.43%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                     195   8.76     1,709     0.00%     0.75%      4.46%
   Platinum Investor PLUS                                                  3  11.37        29     0.00%     0.70%      4.51%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                  15,171   8.02   121,683     0.42%     0.75%      7.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                   2,738   7.22    19,759     0.00%     0.75%     12.89%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                 19  14.60       282     0.35%     0.70%     13.51%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                   1,323  15.46    20,453     2.57%     0.75%      1.33%
   Platinum Investor PLUS                                                 15  10.92       163     1.59%     0.70%      1.38%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                      27  11.27       305     2.68%     0.75%      1.74%
   Platinum Investor PLUS                                                 54  10.26       556     2.12%     0.70%      1.79%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                   3,924  13.24    51,967     3.44%     0.75%      1.69%
   Platinum Investor PLUS                                                 21  10.64       224     3.91%     0.70%      1.74%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                   2,906  10.77    31,296     1.27%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                     747  10.89     8,132     0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                   2,150  13.55    29,129     5.85%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                  18,362  12.17   223,558     1.56%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                   4,743  14.60    69,256     0.82%     0.75%     13.25%
   Platinum Investor PLUS                                                 81  14.89     1,211     0.77%     0.70%     13.31%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                                  10,313  11.79   121,593     0.46%     0.75%     14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                     153  11.17     1,711     7.53%     0.75%      0.30%
VALIC Company I International Equities Fund
   Platinum Investor                                                   3,319  12.23    40,600     1.70%     0.75%     16.11%

                                  USL VL-R - 47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                               Investment
                                                                              Unit               Income    Expense     Total
Divisions                                                              Units  Value Net Assets  Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                                   4,278 $21.25  $ 90,890     1.01%     0.75%     11.36%
   Platinum Investor PLUS                                                 48  13.52       643     0.63%     0.70%     11.42%
VALIC Company I Money Market I Fund
   Platinum Investor                                                  35,518  11.82   419,795     2.83%     0.75%      1.96%
   Platinum Investor PLUS                                                 --  10.21        --     0.00%     0.70%      2.01%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                                     308   4.87     1,501     0.15%     0.75%      0.49%
   Platinum Investor PLUS                                                 50  11.84       592     0.06%     0.70%      0.54%
VALIC Company I Science & Technology Fund
   Platinum Investor                                                   3,080   4.05    12,476     0.00%     0.75%      2.56%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                                     238  13.70     3,257     0.92%     0.75%      3.49%
   Platinum Investor PLUS                                                 49  12.95       630     0.58%     0.70%      3.54%
VALIC Company I Stock Index Fund
   Platinum Investor                                                  51,754  11.87   614,245     1.48%     0.75%      3.78%
   Platinum Investor PLUS                                                103  12.26     1,268     0.98%     0.70%      3.83%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                     507  13.03     6,604     1.19%     0.75%      9.17%
   Platinum Investor PLUS                                                 32  13.54       433     0.24%     0.70%      9.22%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                     328  13.01     4,274     8.82%     0.75%      1.99%
   Platinum Investor PLUS                                                  2  11.25        19     0.00%     0.70%      2.04%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                   3,024  24.13    72,970     2.55%     0.75%     11.00%
   Platinum Investor PLUS                                                 15  14.94       229     0.00%     0.70%     11.06%

----------
(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.
(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2009, 2008, 2007, 2006 and 2005, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*    Fund Name Changes

2006

- Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

2007

- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

                                  USL VL-R - 48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

*    Fund Name Changes - Continued

2008

- Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio Class O Shares.

- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

- Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

- Effective May 1, 2008, VALIC Company I Nasdaq-100 Index Fund changed its name to AIG Retirement Company I Nasdaq-100 Index Fund.

- Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

2009

- Effective April 24, 2009, JPMorgan Small Company Portfolio changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.

- Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.

-    Effective  May 1,  2009,  Janus  Aspen Mid Cap Growth  Portfolio  - Service
     Shares  changed  its name to Janus  Aspen  Enterprise  Portfolio  - Service
     Shares.

- Effective May 1, 2009, Janus Aspen International Growth Portfolio - Service Shares changed its name to Janus Aspen Overseas Portfolio - Service Shares.

- Effective May 1, 2009, Janus Aspen Worldwide Growth Portfolio - Service Shares changed its name to Janus Aspen Worldwide Portfolio - Service Shares.

- Effective May 1, 2009, AIG Retirement Company I International Equities Fund changed its name to VALIC Company I International Equities Fund.

- Effective May 1, 2009, AIG Retirement Company I Mid Cap Index Fund changed its name to VALIC Company I Mid Cap Index Fund.

- Effective May 1, 2009, AIG Retirement Company I Money Market I Fund changed its name to VALIC Company I Money Market I Fund.

- Effective May 1, 2009, AIG Retirement Company I Nasdaq-100 Index Fund changed its name to VALIC Company I Nasdaq-100 Index Fund.

- Effective May 1, 2009, AIG Retirement Company I Science & Technology Fund changed its name to VALIC Company I Science & Technology Fund.

- Effective May 1, 2009, AIG Retirement Company I Small Cap Index Fund changed its name to VALIC Company I Small Cap Index Fund.

- Effective May 1, 2009, AIG Retirement Company I Stock Index Fund changed its name to VALIC Company I Stock Index Fund.

-    Effective September 23, 2009, Alger American Capital Appreciation Portfolio
     - Class O Shares changed its name to Alger Capital Appreciation Portfolio - Class I-2 Shares.

- Effective September 23, 2009, Alger American MidCap Growth Portfolio - Class O Shares changed its name to Alger Mid Cap Growth Portfolio - Class I-2 Shares.


                                 USL VL-R - 49

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

                                  USL VL-R - 50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

                                  USL VL-R - 51

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

                                  USL VL-R - 52

                             FINANCIAL STATEMENTS

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       DECEMBER 31, 2009, 2008 AND 2007

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             FINANCIAL STATEMENTS

                                   CONTENTS

  Report of Independent Registered Public Accounting Firm............... F - 1

  Audited Financial Statements

  Balance Sheets........................................................ F - 2
  Statements of Income (Loss)........................................... F - 4
  Statements of Comprehensive Income (Loss)............................. F - 5
  Statements of Shareholder's Equity.................................... F - 6
  Statements of Cash Flows.............................................. F - 7
  Notes to Financial Statements......................................... F - 9

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                BALANCE SHEETS

                                                            DECEMBER 31
                                                       ---------------------
                                                          2009       2008
                                                       ---------- ----------
                                                          (In Thousands)
    ASSETS
    Investments:
       Fixed maturity securities, available for sale,
         at fair value (cost: $3,772,146 in 2009 and
         $3,574,933 in 2008).......................... $3,736,716 $3,373,776
       Fixed maturity securities, trading, at fair
         value........................................     13,356     13,803
       Equity securities, available for sale, at fair
         value (cost: $7,138 in 2009 and $8,557 in
         2008)........................................      9,648      8,399
       Mortgage and other loans receivable (net of
         allowance: $4,435 in 2009 and $0 in 2008)....    349,089    368,438
       Policy loans...................................    210,627    208,856
       Other long-term investments....................      9,377     17,530
       Short-term investments.........................    423,737    126,545
                                                       ---------- ----------
    Total investments.................................  4,752,550  4,117,347

    Cash..............................................     12,878     13,892
    Notes receivable from affiliates..................    129,422    139,385
    Receivable from affiliates........................        318      4,318
    Accrued investment income.........................     46,011     51,673
    Accounts and premiums receivable..................     80,448    102,968
    Reinsurance recoverable - paid losses.............     21,318     21,994
    Reinsurance recoverable - unpaid losses...........    243,733    270,167
    Deferred acquisition costs........................    279,586    377,624
    Income taxes receivable...........................    109,494    175,669
    Separate account assets, at fair value............      1,903      2,154
    Other assets......................................     20,794     27,482
                                                       ---------- ----------
    Total assets...................................... $5,698,455 $5,304,673
                                                       ========== ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                                                                           DECEMBER 31
                                                                                     ----------------------
                                                                                        2009        2008
                                                                                     ----------  ----------
                                                                                      (In Thousands, except
                                                                                           share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits................................................... $2,055,600  $2,101,456
   Future policy benefits...........................................................  1,561,890   1,619,418
   Other policyholders' funds.......................................................    346,035     299,171
   Policy and contract claims.......................................................    746,666     801,843
   Payable to affiliates............................................................        554       2,324
   Reinsurance payable..............................................................     41,482      48,741
   Separate account liabilities.....................................................      1,903       2,154
   Other liabilities................................................................    146,349     147,625
                                                                                     ----------  ----------
Total liabilities...................................................................  4,900,479   5,022,732
                                                                                     ----------  ----------
Commitments and Contingent Liabilities (Note 11)

Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding.      3,961       3,961
   Additional paid-in capital.......................................................    987,097     836,369
   Accumulated deficit..............................................................   (175,544)   (450,715)
   Accumulated other comprehensive loss.............................................    (17,538)   (107,674)
                                                                                     ----------  ----------
Total shareholder's equity..........................................................    797,976     281,941
                                                                                     ----------  ----------
Total liabilities and shareholder's equity.......................................... $5,698,455  $5,304,673
                                                                                     ==========  ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          STATEMENTS OF INCOME (LOSS)

                                                                                                   YEAR ENDED DECEMBER 31
                                                                                              -------------------------------
                                                                                                2009       2008       2007
                                                                                              --------  ---------  ----------
                                                                                                       (In Thousands)
Revenues:
   Premiums and other considerations......................................................... $423,146  $ 517,057  $  552,975
   Net investment income.....................................................................  305,790    312,331     315,059
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities...............  (72,595)  (515,832)    (31,799)
       Portion of other-than-temporary impairments on available for sale fixed maturity
         securities recognized in accumulated other comprehensive income (loss)..............   (5,474)        --          --
                                                                                              --------  ---------  ----------
       Net other-than-temporary impairments on available for sale fixed maturities
         recognized in net income (loss).....................................................  (78,069)  (515,832)    (31,799)
       Other realized investment gains (losses)..............................................    6,692   (403,096)    (23,362)
                                                                                              --------  ---------  ----------
          Total net realized investment losses...............................................  (71,377)  (918,928)    (55,161)
   Insurance charges.........................................................................  183,188    181,872     170,736
   Gain on reinsurance settlement............................................................       --         --      32,935
   Other.....................................................................................       82      1,101          90
                                                                                              --------  ---------  ----------
Total revenues...............................................................................  840,829     93,433   1,016,634
                                                                                              --------  ---------  ----------
Benefits and expenses:
   Policyholder benefits.....................................................................  414,083    498,104     445,107
   Interest credited on policyholder contract deposits.......................................  142,477    147,919     143,182
   Amortization of deferred policy acquisition costs.........................................   42,349      4,413      97,619
   Operating costs and expenses..............................................................  186,754    199,048     172,091
                                                                                              --------  ---------  ----------
Total benefits and expenses..................................................................  785,663    849,484     857,999
                                                                                              --------  ---------  ----------
Income (loss) before income taxes............................................................   55,166   (756,051)    158,635
Income taxes expense (benefit):
   Current...................................................................................   15,336   (142,629)    122,914
   Deferred..................................................................................    8,623    175,370     (64,184)
                                                                                              --------  ---------  ----------
Total income taxes...........................................................................   23,959     32,741      58,730
                                                                                              --------  ---------  ----------
Net income (loss)............................................................................ $ 31,207  $(788,792) $   99,905
                                                                                              ========  =========  ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                    YEAR ENDED DECEMBER 31
                                               -------------------------------
                                                  2009       2008       2007
                                               ---------  ---------  ---------
                                                        (In Thousands)
 Net income (loss)............................ $  31,207  $(788,792) $  99,905
                                               ---------  ---------  ---------
 Other comprehensive gain (loss):
    Net unrealized gains (losses) of fixed
      maturity investments on which
      other-than-temporary credit impairments
      were taken - net of reclassification....    49,083         --         --
    Deferred income tax (expense) benefit on
      above changes...........................   (17,179)        --         --
    Net unrealized gains (losses) on all
      other invested assets arising during
      the current period - net of
      reclassification adjustments............   421,881   (160,335)  (132,832)
    Deferred income tax (expense) benefit on
      above changes...........................  (144,463)    56,117     46,504
    Adjustment to deferred policy acquisition
      costs...................................   (73,563)    42,234     15,853
    Deferred income tax benefit (expense) on
      above changes...........................    25,747    (14,782)    (5,549)
                                               ---------  ---------  ---------
    Other comprehensive gain (loss)...........   261,506    (76,766)   (76,024)
                                               ---------  ---------  ---------
 Comprehensive income (loss).................. $ 292,713  $(865,558) $  23,881
                                               =========  =========  =========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                           2009       2008      2007
                                                        ---------  ---------  --------
                                                                (In Thousands)
Common stock:
   Balance at beginning and end of year................ $   3,961  $   3,961  $  3,961
                                                        ---------  ---------  --------
Additional paid-in capital:
   Balance at beginning of year........................   836,369    527,274   525,077
   Capital contributions (see Note 12).................   150,728    309,095     2,197
                                                        ---------  ---------  --------
   Balance at end of year..............................   987,097    836,369   527,274
                                                        ---------  ---------  --------
Retained earnings (accumulated deficit):
   Balance at beginning of year........................  (450,715)   338,077   242,296
   Cumulative effect of accounting change, net of tax..   243,964         --    (4,124)
   Net income (loss)...................................    31,207   (788,792)   99,905
                                                        ---------  ---------  --------
   Balance at end of year..............................  (175,544)  (450,715)  338,077
                                                        ---------  ---------  --------
Accumulated other comprehensive loss:
   Balance at beginning of year........................  (107,674)   (30,908)   45,116
   Cumulative effect of accounting change, net of tax..  (171,370)        --        --
   Other comprehensive gain (loss).....................   261,506    (76,766)  (76,024)
                                                        ---------  ---------  --------
   Balance at end of year..............................   (17,538)  (107,674)  (30,908)
                                                        ---------  ---------  --------
Total shareholder's equity............................. $ 797,976  $ 281,941  $838,404
                                                        =========  =========  ========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31
                                                                                          ---------------------------------
                                                                                             2009        2008        2007
                                                                                          ---------  -----------  ---------
                                                                                                    (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................................ $  31,207  $  (788,792) $  99,905
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Change in fixed maturities, trading...................................................    (2,707)       3,797         --
   Change in accounts and premiums receivable............................................    22,520       12,862     (3,773)
   Change in future policy benefits and other policy claims..............................  (268,587)    (242,997)  (190,097)
   Interest credited on policyholder contracts...........................................   142,477      147,919    143,182
   Change in workers' compensation claim reserve, net....................................    (9,207)      31,146     31,486
   Amortization of policy acquisition costs..............................................    42,349        4,413     60,313
   Policy acquisition costs deferred.....................................................   (17,874)     (37,853)   (64,122)
   Provision for current income tax expense..............................................       655     (198,175)    48,564
   Provision for deferred income tax expense.............................................    28,305      175,370    (64,554)
   Depreciation and amortization.........................................................   (21,517)      (7,492)    (6,259)
   Change in indebtedness to/from affiliates.............................................     2,230       (4,925)      (854)
   Change in reinsurance balances........................................................    19,851        9,030     31,039
   Net realized losses...................................................................    71,377      918,928     55,161
   Other, net............................................................................   (63,555)      18,536    (16,228)
                                                                                          ---------  -----------  ---------
Net cash (used in) provided by operating activities......................................   (22,476)      41,767    123,763
                                                                                          ---------  -----------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of: Fixed maturity and equity securities.......................................  (444,908)    (352,233)  (775,480)
               Mortgages.................................................................   (15,731)     (13,435)   (55,638)
               Other investments.........................................................  (964,233)    (817,733)  (864,070)
Sales of:     Fixed maturity and equity securities.......................................   240,365      264,889    442,951
               Mortgages.................................................................    33,642       11,471     32,611
               Other investments.........................................................   670,873      740,237    725,942
Redemptions and maturities of fixed maturity and equity securities.......................   281,512      118,992    154,830
Change in securities lending collateral..................................................      (376)     972,941   (651,572)
                                                                                          ---------  -----------  ---------
Net cash (used in) provided by investing activities......................................  (198,856)     925,129   (990,426)
                                                                                          ---------  -----------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits...........................................................   194,065      201,432    237,635
Policyholder contract withdrawals........................................................  (124,475)    (107,545)  (139,121)
Change in securities lending payable.....................................................        --   (1,362,370)   758,164
Capital contributions from parent........................................................   150,728      309,095      2,197
                                                                                          ---------  -----------  ---------
Net cash provided by (used in) financing activities......................................   220,318     (959,388)   858,875
                                                                                          ---------  -----------  ---------
(Decrease) increase in cash..............................................................    (1,014)       7,508     (7,788)
Cash at beginning of year................................................................    13,892        6,384     14,172
                                                                                          ---------  -----------  ---------
Cash at end of year...................................................................... $  12,878  $    13,892  $   6,384
                                                                                          =========  ===========  =========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                                YEAR ENDED DECEMBER 31
                                               ------------------------
                                                 2009    2008    2007
                                               -------  ------- -------
                                                    (In Thousands)
         SUPPLEMENTAL CASH FLOW INFORMATION
         Income taxes paid.................... $14,681  $55,546 $74,350
         Interest received.................... $  (107) $    -- $    --
         Non-cash activity:
         Other various non-cash contributions. $   728  $    -- $    --

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.1 PREPARATION OF FINANCIAL STATEMENTS (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGP") for investment-oriented products;

    .  other-than-temporary impairments;

    .  liabilities for legal contingencies;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued by the Company in the future allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

2.3 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 20.87 percent of life insurance in force at December 31, 2009.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.6 million, $3.4 million and $3.2 million in 2009, 2008 and 2007, respectively, and are included in death and other benefits in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 2.1, 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges". The impairment model for equity securities was not affected by the new standard.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation declines in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009
(CONTINUED)

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the statements of income (loss).

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes may include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company may purchase call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.5 DEFERRED POLICY ACQUISITION COSTS ("DAC")

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. The DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

2.6 SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits, or to liabilities related to variable accounts, upon receipt.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.8 FUTURE POLICY BENEFITS

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.90 percent to 13.50 percent at December 31, 2009. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance, deferred revenue charges, and as applicable, reserves required by accounting and reporting standards for certain nontraditional long-duration contracts and for separate accounts. Equity indexed business is reserved according to accounting standards for derivative instruments and hedging activities.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods: (i) rule of 78, (ii) pro rata, or iii) mean of pro rata and rule of 78.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 6.10 percent.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company (in Liquidation) are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3 percent discount rate (see
Note 11).

2.9 OTHER POLICYHOLDER'S FUNDS

Included in policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of gross profit margins to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying gross profit margins as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. The liabilities also include provisions for dividends payable, an estimate of dividends to be paid in the future but which are not yet payable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.9 OTHER POLICYHOLDER'S FUNDS (CONTINUED)

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

2.10 POLICY AND CONTRACT CLAIMS

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open group long term disability ("LTD") claims are based on Table 95a, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.72 percent. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0 percent. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated on a seriatim basis based on values derived from expense studies.

2.11 PREMIUM RECOGNITION

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.12 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.13 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

2.14 INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.15 SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2009 or 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's financial condition and results of operations were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of net income (loss) with disclosure of the attribution of net income (loss) to the controlling and noncontrolling interests on the face of the statements of income (loss).

The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The adoption of the new standard had no effect on the Company's financial statements.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for, and
(c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $72.6 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $244.0 million and an increase to accumulated other comprehensive loss of $171.4 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $302.9 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                           (Increase)
                                                           Decrease to  Net Increase
                                              (Increase)   Accumulated     in the
                                              Decrease to     Other       Company's
                                              Accumulated Comprehensive Shareholder's
                                                Deficit       Loss         Equity
                                              ----------- ------------- -------------
                                                          (In Thousands)
Net effect of the increase in amortized cost
  of available for sale fixed maturity
  securities.................................  $302,906     $(302,906)     $    --
Net effect of related DAC....................   (39,260)       39,260           --
Net effect on deferred income tax assets.....   (19,682)       92,276       72,594
                                               --------     ---------      -------
Net increase in the Company's shareholder's
  equity.....................................  $243,964     $(171,370)     $72,594
                                               ========     =========      =======

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.17 FUTURE APPLICATIONS OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or
(2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard will not have a material effect on its financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                                                  2009                  2008
                                                                          --------------------- ---------------------
                                                                           CARRYING    FAIR      CARRYING    FAIR
                                                                            AMOUNT     VALUE      AMOUNT     VALUE
                                                                          ---------- ---------- ---------- ----------
                                                                                        (In Thousands)
ASSETS
Fixed maturity securities, available for sale............................ $3,736,716 $3,736,716 $3,373,776 $3,373,776
Fixed maturity securities, trading.......................................     13,356     13,356     13,803     13,803
Equity securities, available for sale....................................      9,648      9,648      8,399      8,399
Mortgage and other loans receivable......................................    349,089    327,087    368,438    372,442
Policy loans.............................................................    210,627    210,627    208,856    208,856
Partnerships and other invested assets (a)...............................      9,377      9,377     17,530     17,530
Short-term investments...................................................    148,906    148,906     65,975     65,975
Accrued investment income................................................     46,011     46,011     51,673     51,673
Separate account assets..................................................      1,903      1,903      2,154      2,154

LIABILITIES
Policyholder contract deposits associated with investment-type contracts. $  360,176 $  372,179 $  326,817 $  358,323

--------
(a)Carrying values presented herein differ from those presented in the balance sheets because certain items within the respective financial statement caption are not considered financial instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Fixed Maturity Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction price of $17.6 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The fair value of embedded derivatives contained in certain equity indexed life and annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. For these contracts the valuation methodology used is the Option Budget Method, which incorporates estimates of the policyholder behavior as well as estimates of the discount rate and option budget. The projection and discount rates utilized are risk-neutral and market-observable. This methodology was implemented in 2007. With the adoption of fair value measurements in 2008 an explicit risk margin was incorporated to take into consideration the estimates of projected cash flows and policyholder behavior.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Recurring Fair Value Measurements (continued)

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                           TOTAL FAIR VALUE
                                               LEVEL 1  LEVEL 2   LEVEL 3  DECEMBER 31, 2009
                                               ------- ---------- -------- -----------------
                                                              (In Thousands)
ASSETS:
Fixed maturity securities, available for sale. $   --  $3,383,659 $353,057    $3,736,716
Fixed maturity securities trading.............     --          --   13,356        13,356
Equity securities, available for sale.........  4,954       3,662    1,019         9,635
Partnerships and other invested assets........     --          --    3,431         3,431
Short-term investments........................     --     274,831       --       274,831
Derivative assets.............................     --          60       --            60
Separate account assets.......................  1,903          --       --         1,903
                                               ------  ---------- --------    ----------
   Total...................................... $6,857  $3,662,212 $370,863    $4,039,932
                                               ======  ========== ========    ==========
LIABILITIES:
Policyholder contract deposits................ $   --  $       -- $  3,086    $    3,086
                                               ======  ========== ========    ==========

                                                                           TOTAL FAIR VALUE
                                               LEVEL 1  LEVEL 2   LEVEL 3  DECEMBER 31, 2008
                                               ------- ---------- -------- -----------------
                                                              (In Thousands)
ASSETS:
Fixed maturity securities, available for sale. $   --  $3,072,174 $301,602    $3,373,776
Fixed maturity securities trading.............     --          --   13,803        13,803
Equity securities, available for sale.........  2,703       4,851      833         8,387
Partnerships and other invested assets........     --       4,539    4,199         8,738
Short-term investments........................     --      60,570       --        60,570
Derivative assets.............................      4       1,859       --         1,863
Separate account assets.......................  2,154          --       --         2,154
                                               ------  ---------- --------    ----------
   Total...................................... $4,861  $3,143,993 $320,437    $3,469,291
                                               ======  ========== ========    ==========
LIABILITIES:
Policyholder contract deposits................ $   --  $       -- $  1,135    $    1,135
Derivative liabilities........................      1          --       --             1
                                               ------  ---------- --------    ----------
   Total...................................... $    1  $       -- $  1,135    $    1,136
                                               ======  ========== ========    ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Recurring Fair Value Measurements (continued)

At December 31, 2009, Level 3 assets totaled $370.9 million, representing 6.51 percent of total assets, and Level 3 liabilities totaled $3.1 million, representing .06 percent of total liabilities.

The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2009 and 2008:

                                                   Net                                                     Changes in
                                                Realized                                                   Unrealized
                                                   and                                                        Gains
                                               Unrealized                Purchases,                        (Losses) on
                                                  Gains     Accumulated     Sales                          Instruments
                                    Balance at  (Losses)       Other      Issuances  Transfers  Balance at   Held at
Twelve Months Ended December 31,    Beginning  included in Comprehensive     and     In (Out) /   End of     End of
2009                                of Period  Income (a)  Income (Loss) Settlements   Other      Period     Period
--------------------------------    ---------- ----------- ------------- ----------- ---------- ---------- -----------
                                                                      (In Thousands)
Assets:
Fixed maturity securities,
  available for sale...............  $301,602   $ (31,469)   $(29,137)    $ (35,004)  $147,065   $353,057    $    --
Fixed maturity securities trading..    13,803      (1,090)         --           643         --     13,356      2,707
Equity securities, available for
  sale.............................       833         (13)         63           136         --      1,019         --
Partnerships and other invested
  assets...........................     4,199         (34)       (335)       (1,310)       911      3,431         --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $320,437   $ (32,606)   $(29,409)    $ (35,535)  $147,976   $370,863    $ 2,707
                                     ========   =========    ========     =========   ========   ========    =======
Liabilities:
Policyholder contract deposits.....  $  1,135   $     521    $     --     $   1,430   $     --   $  3,086    $    --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $  1,135   $     521    $     --     $   1,430   $     --   $  3,086    $    --
                                     ========   =========    ========     =========   ========   ========    =======

                                                   Net                                                     Changes in
                                                Realized                                                   Unrealized
                                                   and                                                        Gains
                                               Unrealized                Purchases,                        (Losses) on
                                                  Gains     Accumulated     Sales                          Instruments
                                    Balance at  (Losses)       Other      Issuances  Transfers  Balance at   Held at
Twelve Months Ended December 31,    Beginning  included in Comprehensive     and     In (Out) /   End of     End of
2008                                of Period  Income (a)  Income (Loss) Settlements   Other      Period     Period
--------------------------------    ---------- ----------- ------------- ----------- ---------- ---------- -----------
Assets:                                                               (In Thousands)
Fixed maturity securities,
  available for sale...............  $297,970   $ (87,901)   $ (2,893)    $ (37,193)  $131,619   $301,602    $    --
Fixed maturity securities trading..        --      (3,797)         --        17,600         --     13,803     (3,797)
Equity securities, available for
  sale.............................       650          (4)     (1,137)         (750)     2,074        833         --
Securities lending collateral......   191,204    (113,471)     30,364      (220,936)   112,839         --         --
Partnerships and other invested
  assets...........................     5,328        (529)        148          (748)        --      4,199         --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $495,152   $(205,702)   $ 26,482     $(242,027)  $246,532   $320,437    $(3,797)
                                     ========   =========    ========     =========   ========   ========    =======
Liabilities:
Policyholder contract deposits.....  $    430   $     580    $     --     $     125   $     --   $  1,135    $    --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $    430   $     580    $     --     $     125   $     --   $  1,135    $    --
                                     ========   =========    ========     =========   ========   ========    =======

--------
(a)Net realized and unrealized gains and losses shown above are reported in the statements of income (loss) as net realized capital gains (losses)

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $1.1 million and $3.8 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                 OTHER-THAN-
                                      COST OR     GROSS      GROSS    ESTIMATED   TEMPORARY
                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR     IMPAIRMENTS
DECEMBER 31, 2009                      COST        GAIN       LOSS      VALUE    IN AOCI (A)
-----------------                    ---------- ---------- ---------- ---------- -----------
                                                         (In Thousands)
Fixed maturity securities:
Corporate securities:
       Investment-grade............. $2,272,881  $146,726  $ (23,709) $2,395,898  $     --
       Below investment-grade.......    220,423    19,534     (6,848)    233,109        --
   Mortgage-backed securities*......  1,106,881    34,748   (211,177)    930,452     6,256
   U.S. government obligations......    127,126     4,068         --     131,194   (53,420)
   Foreign governments..............     19,345     1,916         --      21,261        --
   State and political subdivisions.     25,490       210       (898)     24,802        --
                                     ----------  --------  ---------  ----------  --------
Total fixed maturity securities..... $3,772,146  $207,202  $(242,632) $3,736,716  $(47,164)
                                     ==========  ========  =========  ==========  ========
Equity securities................... $    7,138  $  3,129  $    (619) $    9,648  $     --
                                     ==========  ========  =========  ==========  ========

--------
(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                      COST OR     GROSS      GROSS    ESTIMATED
                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR
DECEMBER 31, 2008                      COST        GAIN       LOSS      VALUE
-----------------                    ---------- ---------- ---------- ----------
                                                   (In Thousands)
Fixed maturity securities:
   Corporate securities:
       Investment-grade............. $2,472,143  $ 76,391  $(224,570) $2,323,964
       Below investment-grade.......    192,608       857     (8,736)    184,729
   Mortgage-backed securities*......    840,456    20,794    (73,937)    787,313
   U.S. government obligations......     24,600     6,411       (112)     30,899
   Foreign governments..............     19,432     2,609       (133)     21,908
   State and political subdivisions.     25,694       127       (858)     24,963
                                     ----------  --------  ---------  ----------
Total fixed maturity securities..... $3,574,933  $107,189  $(308,346) $3,373,776
                                     ==========  ========  =========  ==========
Equity securities................... $    8,557  $    128  $    (286) $    8,399
                                     ==========  ========  =========  ==========

--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2009 and 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.1 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                 LESS THAN 12 MONTHS    12 MONTHS OR MORE           TOTAL
                                --------------------- --------------------- ---------------------
                                           UNREALIZED            UNREALIZED            UNREALIZED
                                FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                ---------- ---------- ---------- ---------- ---------- ----------
  (In Thousands)
DECEMBER 31, 2009
   Fixed Maturities............  $630,784   $125,196   $572,885   $117,436  $1,203,669  $242,632
   Equity Securities...........     3,643        347        661        272       4,304       619
   Other Long Term Investments.        --         --      2,135        259       2,135       259
                                 --------   --------   --------   --------  ----------  --------
   Total.......................  $634,427   $125,543   $575,681   $117,967  $1,210,108  $243,510
                                 ========   ========   ========   ========  ==========  ========

                                 LESS THAN 12 MONTHS    12 MONTHS OR MORE           TOTAL
                                --------------------- --------------------- ---------------------
                                           UNREALIZED            UNREALIZED            UNREALIZED
                                FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                ---------- ---------- ---------- ---------- ---------- ----------
  (In Thousands)
DECEMBER 31, 2008
   Fixed Maturities............ $1,153,885  $180,649   $672,716   $127,697  $1,826,601  $308,346
   Equity Securities...........      5,660       286         --         --       5,660       286
   Other Long Term Investments.         --        --      1,068         49       1,068        49
                                ----------  --------   --------   --------  ----------  --------
   Total....................... $1,159,545  $180,935   $673,784   $127,746  $1,833,329  $308,681
                                ==========  ========   ========   ========  ==========  ========

As of December 31, 2009, the Company held 325 individual fixed maturity and equity securities that were in an unrealized loss position, of which 119 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.1 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                                                     TOTAL FIXED MATURITY
                                                                         AVAILABLE FOR
                                                                        SALE SECURITIES
                                                                  ---------------------------
                                                                                    MARKET
                                                                  AMORTIZED COST    VALUE
                                                                  -------------- ------------
                                                                        (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less.......................................  $     95,805  $     96,200
   Due after one year through five years.........................       769,623       800,563
   Due after five years through ten years........................     1,014,748     1,055,674
   Due after ten years...........................................       785,089       853,827
Mortgage-backed securities.......................................     1,106,881       930,452
                                                                   ------------  ------------
Total fixed maturity securities..................................  $  3,772,146  $  3,736,716
                                                                   ============  ============

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $533 million, $390 million and $508 million during 2009, 2008 and 2007, respectively.

As of December 31, 2009 and 2008, the Company held fixed maturity securities with a carrying value of $360 million and $411 million, respectively, to satisfy the requirements of various state insurance departments.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $2.7 million and $(3.8) million, respectively.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.2 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $351.8 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State       # of Loans Amount*  Apartments Offices  Retails Industrials Hotels  Others  % of Total
-----       ---------- -------- ---------- -------- ------- ----------- ------- ------- ----------
                                         (In Thousands)
New York...     12     $ 82,432  $14,816   $ 49,346 $13,159   $    --   $    -- $ 5,111    23.4%
California.      5       33,848       --     27,454      --     6,394        --      --     9.6%
Florida....     10       29,053       --     19,884   8,376       793        --      --     8.3%
Georgia....      6       23,297    1,699         --   2,115    11,296        --   8,187     6.6%
Texas......      5       23,066       --      1,829   7,158    14,079        --      --     6.6%
Other......     35      160,109   37,093     23,376  39,849     9,014    23,082  27,695    45.5%
                --     --------  -------   -------- -------   -------   ------- -------   -----
                73     $351,805  $53,608   $121,889 $70,657   $41,576   $23,082 $40,993   100.0%
                ==     ========  =======   ======== =======   =======   ======= =======   =====

--------
*  Excludes portfolio valuation allowance

The following details the Company's mortgage and other loan valuation allowance activity for the years ended December 31:

                                                     2009  2008 2007
                                                    ------ ---- ----
                                                     (In Thousands)
           Allowance, beginning of year............ $   -- $--  $--
              Additions to allowance for losses....  4,435  --   --
              Charge-offs, net of recoveries.......     --  --   --
                                                    ------ ---  ---
           Allowance, end of year.................. $4,435 $--  $--
                                                    ====== ===  ===

The Company did not have any impaired mortgage loans as of December 31, 2009 and 2008, respectively.

4.3 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                               2009     2008      2007
                                             -------- --------  --------
                                                   (In Thousands)
       Investment income:
          Fixed maturities.................. $260,412 $264,703  $219,676
          Equity securities.................      531      890     1,354
          Mortgage loans on real estate.....   22,297   22,090    24,369
          Policy loans......................   14,140   13,264    13,230
          Other long-term investments.......    4,956   (3,292)    4,353
          Short-term investments............    1,059    2,742     2,898
          Investment income from affiliates.    6,555    7,313     6,918
          Securities lending................      172    7,330       930
          Interest on reinsurance recapture.       --       --    43,751
                                             -------- --------  --------
       Gross investment income..............  310,122  315,040   317,479
       Investment expenses..................    4,332    2,709     2,420
                                             -------- --------  --------
       Net investment income................ $305,790 $312,331  $315,059
                                             ======== ========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.4 NET REALIZED INVESTMENT GAINS (LOSSES)

The net realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                     2009       2008      2007
                                                   --------  ---------  --------
                                                           (In Thousands)
Sales of fixed maturities:
   Gross gains.................................... $ 18,726  $  93,301  $  6,458
   Gross losses...................................   (6,746)  (120,089)   (8,769)
Sales of equity securities:
   Gross gains....................................      954        111     1,519
   Gross losses...................................     (263)       (26)   (1,307)
Partnerships and other invested assets:
   Gross gains....................................    2,743         --     1,013
   Gross losses...................................   (4,533)    (2,683)   (1,300)
Derivatives:
   Gross gains....................................       --      2,138        --
   Gross losses...................................   (3,475)   (20,309)   (1,606)
Securities lending collateral, including
  other-than-temporary impairments................     (376)  (355,146)  (18,881)
Other-than-temporary impairments:
   Total other-than-temporary impairments on
     available for sale securities................  (72,595)  (515,832)  (31,799)
   Portion of other-than-temporary impairments on
     available for sale fixed maturity securities
     recognized in Accumulated other
     comprehensive loss...........................   (5,474)        --        --
                                                   --------  ---------  --------
Net other-than-temporary impairments on available
  for sale securities recognized in net income
  (loss)..........................................  (78,069)  (515,832)  (31,799)
Other-than-temporary impairments on all other
  investments.....................................     (338)      (393)     (489)
                                                   --------  ---------  --------
Net realized investment (losses) before taxes..... $(71,377) $(918,928) $(55,161)
                                                   ========  =========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.5 CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

                                                          (In Thousands)
                                                          --------------
       NINE MONTHS ENDED DECEMBER 31, 2009...............
       Balance, March 31, 2009...........................    $     --
       Increases due to:
          Credit losses remaining in accumulated deficit
            related to adoption of new
            other-than-temporary impairment standard.....     152,971
          Credit impairments on new securities subject
            to impairment losses.........................       4,721
          Additional credit impairments on previously
            impaired securities..........................      38,371
       Reductions due to:
          Credit impaired securities fully disposed of
            for which there was no prior intent or
            requirement to sell..........................     (14,233)
          Accretion on securities previously impaired
            due to credit................................      (2,088)
                                                             --------
       Balance, December 31, 2009........................    $179,742
                                                             ========

4.6 NON-INCOME PRODUCING ASSETS

The amount of non-income producing assets was insignificant.

4.7 INVESTMENTS GREATER THAN 10 PERCENT OF SHAREHOLDER'S EQUITY

At December 31, 2009, the Company's investments included two investments in a single entity that exceeded 10 percent of the Company's shareholder's equity. One investment was Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 14. The other investment was in short term money market investments of $423 million.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                   DERIVATIVE ASSETS   DERIVATIVE LIABILITIES
                                                  -------------------- ----------------------
                                                   NOTIONAL    FAIR     NOTIONAL     FAIR
                                                  AMOUNT (A) VALUE (B) AMOUNT (A)  VALUE (B)
                                                  ---------- --------- ----------  ---------
                                                               (In Thousands)
DECEMBER 31, 2009
Derivatives not designed as hedging instruments:
   Foreign exchange contracts....................    $--        $--     $15,535      $649
                                                     ---        ---     -------      ----
Total derivatives................................    $--        $--     $15,535      $649
                                                     ===        ===     =======      ====

                                                  DERIVATIVE ASSETS  DERIVATIVE LIABILITIES
                                                  ------------------ ----------------------
                                                  NOTIONAL
                                                   AMOUNT    FAIR     NOTIONAL     FAIR
                                                    (A)    VALUE (B) AMOUNT (A)  VALUE (B)
                                                  -------- --------- ----------  ---------
                                                              (In Thousands)
DECEMBER 31, 2008
Derivatives not designed as hedging instruments:
   Foreign exchange contracts.................... $15,000    $591       $--         $--
                                                  -------    ----       ---         ---
Total derivatives................................ $15,000    $591       $--         $--
                                                  =======    ====       ===         ===

--------
(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b)Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

Foreign exchange contracts of the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the balance sheets at fair value as follows:

                                                     2009   2008
                                                    -----   -----
                                                    (In Thousands)
                Derivative assets.................. $  --   $ 591
                Derivative liabilities.............   649      --
                                                    -----   -----
                Total net derivative asset
                  (liability)...................... $(649)  $ 591
                                                    =====   =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, in net realized investment gains (losses) in the statements of income (loss):

                                                         2009    2008
                                                       -------  ------
                                                       (In Thousands)
         Derivatives not designed as hedging
           instruments:
            Foreign exchange contracts................ $(1,152) $2,138
                                                       -------  ------
         Total gain (loss) recognized in earnings..... $(1,152) $2,138
                                                       =======  ======

The Company issues certain equity-indexed universal life and annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in Policyholder contract deposits of the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009, the Company had $0.6 million of derivative liabilities and at December 31, 2008 had $0.6 million of derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

INDEX OPTIONS

All index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products and for the risks associated with contract features. Such options generally have terms of one, two or five years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                2009           2008
                                           -------------- --------------
                                           NOTIONAL FAIR  NOTIONAL FAIR
                                            AMOUNT  VALUE  AMOUNT  VALUE
                                           -------- ----- -------- -----
                                                  (In Thousands)
       Puts and Calls:
          One-year (or less) contracts....   $--     $--   $1,645   $ 4
          Two-year contracts..............    --      --       --    --
          Five-year contracts.............    --      --       --    --

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

6. VARIABLE INTEREST ENTITIES ("VIE")

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company had no off balance sheet exposure associated with VIEs at December 31, 2009 or 2008.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                            MAXIMUM
                                                        EXPOSURE TO LOSS
                                                        ON-BALANCE SHEET
                                                       ------------------
                                            TOTAL VIE    PURCHASED AND
                                             ASSETS    RETAINED INTERESTS
                                           ----------- ------------------
                                                   (In Thousands)
       DECEMBER 31, 2009
       Maiden Lane II..................... $15,911,177      $13,356
       DECEMBER 31, 2008
       Maiden Lane II..................... $19,190,000      $13,803

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                       AT DECEMBER 31,
                                                       ---------------
                                                        2009    2008
                                                       ------- -------
                                                       (In Thousands)
         Assets:
            Trading securities (Maiden Lane II)....... $13,356 $13,803

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $80.7 million from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................   $ (38,422)
   Net realized gains (losses) on all other asset sales..............................     (38,416)
   Realized losses due to other-than-temporary declines in value.....................    (318,166)
                                                                                        ---------
       Total.........................................................................   $(395,004)
                                                                                        =========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................   $ (15,702)
   Forward purchase commitments......................................................     (19,699)
                                                                                        ---------
       Total.........................................................................   $ (35,401)
                                                                                        =========

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                        DECEMBER 31,
                                                        -------------
                                                          2009   2008
                                                        ------  ------
                                                        (In Thousands)
          Undistributed Securities Lending Program
            assets, in short term investments..........  $ --   $3,851
          Receivable from affiliated Agent, in amounts
            due from related parties...................    --    3,367

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in deferred acquisition costs:

                                                           2009      2008      2007
                                                         --------  --------  --------
                                                                (In Thousands)
Balance at January 1.................................... $377,624  $301,950  $282,288
Capitalization..........................................   17,874    37,853    64,122
Amortization (a)........................................  (42,349)   (4,413)  (97,619)
Effect of unrealized gains and losses on securities (b).  (73,563)   42,234    15,853
Reinsurance transfer....................................       --        --    37,306
                                                         --------  --------  --------
Balance at December 31.................................. $279,586  $377,624  $301,950
                                                         ========  ========  ========

--------
(a)In 2009, a decrease of $39.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b)In 2009, an increase of $39.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. There were no prospective unlockings implemented in 2009, 2008 or 2007.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.3 billion of reserves and $106 million of DAC at the point of conversion. During 2008, the corresponding amounts were approximately $41.3 million of reserves and $43.6 million of DAC.

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

The analysis of the policyholder contract deposits and future policy benefits at December 31, 2009 and 2008 follows:

                                                 2009       2008
                                              ---------- ----------
                                                 (In Thousands)
             POLICYHOLDER CONTRACT DEPOSITS:
             Annuities....................... $  304,528 $  310,129
             Universal life..................  1,728,628  1,767,710
             Other contract deposits.........     22,444     23,617
                                              ---------- ----------
                                              $2,055,600 $2,101,456
                                              ========== ==========

                                                 2009       2008
                                              ---------- ----------
                                                 (In Thousands)
             FUTURE POLICY BENEFITS:
             Ordinary life................... $  654,552 $  670,146
             Group life......................    116,364    101,184
             Payout annuities................    163,466    168,962
             Accident and health.............    627,508    679,126
                                              ---------- ----------
                                              $1,561,890 $1,619,418
                                              ========== ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

(a) The liability for policyholder contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 2.5 percent to 5.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8 percent grading to zero over a period of not longer than 6 years.

   (ii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 12.0 percent of the fund balance and grade to 0 percent over a period not longer than 20 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.90 percent to 13.50 percent.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For LTD, the Company reinsures risks in excess of $6 thousand of monthly disability income.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

Effective October 1, 1998, the Company entered into an agreement to cede 49 percent of its New York and 100 percent of its non-New York group life (excluding permanent policies) and group accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. At December 31, 2009 and 2008, these assets and the related reserves totaled approximately $123.3 million and $105.9 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2009 and 2008 was a pre-tax expense of approximately $4.3 million and $4.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2009, 2008 and 2007 is presented below:

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2009                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $127,216,118 $(24,039,021) $    --  $103,177,097     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    266,903 $   (121,252) $    --  $    145,651     0.0%
   Accident and Health.......................      284,844      (10,114)  (1,389)      273,341    -0.5%
   Annuity...................................        4,154           --       --         4,154     0.0%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    555,901 $   (131,366) $(1,389) $    423,146    -0.3%
                                              ============ ============  =======  ============

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2008                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $133,615,477 $(26,528,788) $    --  $107,086,689     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    292,199 $   (122,407) $    --  $    169,792     0.0%
   Accident and Health.......................      356,327      (13,163)  (2,388)      340,776    -0.7%
   Annuity...................................        6,489           --       --         6,489     0.0%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    655,015 $   (135,570) $(2,388) $    517,057    -0.5%
                                              ============ ============  =======  ============

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2007                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $135,539,157 $(27,875,576) $ 1,180  $107,664,761     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    299,767 $   (104,679) $  (654) $    194,434    -0.3%
   Accident and Health.......................      374,515      (27,174)     (43)      347,298     0.0%
   Annuity...................................       10,743          (14)     514        11,243     4.6%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    685,025 $   (131,867) $  (183) $    552,975     0.0%
                                              ============ ============  =======  ============

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

For the years ended December 31, 2009, 2008 and 2007, reinsurance recoveries reduced death and other benefits by $84 million, $87 million and $113 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                   2009   2008    2007
                                                  -----  ------  ------
                                                     (In Thousands)
         Premium ceded........................... $ 314  $1,770  $2,552
         Benefits ceded..........................  (619)     (1)     32
         Reinsurance recoverable - paid losses...    92      92      95
         Reinsurance recoverable - unpaid losses.   495   1,256   1,251

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                          YEAR ENDED
                          DECEMBER 31   RENT EXPENSE
                          -----------  --------------
                                       (In Thousands)
                           2010....... $        3,142
                           2011.......          3,144
                           2012.......          3,116
                           2013.......          2,898
                                       --------------
                             Total.... $       12,300
                                       ==============

Net rent expense incurred in 2009, 2008 and 2007 was $3.1 million, $2.8 million and $3.3 million, respectively.

Investment Commitments

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2009, the Company had $3.5 million of unfunded commitments.

At December 31, 2009, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's total liability by 10 percent.

In the December 30, 2004 award, the arbitration panel also scheduled further briefing on whether the panel had continuing jurisdiction to hear and determine in a second phase what amounts are properly payable under the contract. The panel ruled that it had such jurisdiction, and adopted a schedule to resolve the cedents' outstanding request for payment.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

On December 6, 2006, the arbitration panel issued an award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another award entitled "Phase II Interim Final Award" to address the rate of interest issue. On February 18, 2007, the panel issued a third award, entitled "Phase II Final Arbitration Award" summarizing all of the relief granted in the Phase II awards.

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million, which represented the liability to the Company for billings received through February 2007 plus accrued interest.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and posted a $600 million supersedeas bond to obtain a stay of execution of judgment while the Company pursued an appeal to the Ninth Circuit. The Ninth Circuit heard oral argument on November 19, 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES (CONTINUED)

Superior National Matter (continued)

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). As of December 31, 2009, the award, including interest, amounted to $517 million.

On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

AIG Life Holdings (US), Inc. (formerly American General Corporation) has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. AIG Life Holdings
(US), Inc. (formerly American General Corporation) will continue to make capital contributions as required.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

In 2008, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount. The pre-tax loss included an increase in assumed reserves of $1 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the first quarter of 2009.

In 2009, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount.

As of December 31, 2009, the Company recorded a liability of $639 million, which represents a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from Special California Schedule P deposits to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

Amounts recorded for ultimate losses under the Superior National treaty represent management's estimate as of December 31, 2009, assuming the legal steps noted above are wholly or mainly unsuccessful.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES (CONTINUED)

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                    2009     2008    2007
                                                  -------- -------- ------
                                                       (In Thousands)
     Cash from Parent............................ $150,000 $     -- $   --
     Contributions related to Securities Lending
        Program (see note 7).....................       --  309,095  2,197
                                                  -------- -------- ------
            Total cash contributions.............  150,000  309,095  2,197
     All other non cash contributions............      728       --     --
                                                  -------- -------- ------
            Total capital contributions.......... $150,728 $309,095 $2,197
                                                  ======== ======== ======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2009       2008      2007
                                                           ---------  ---------  --------
                                                                   (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 210,331  $ 107,317  $125,487
   Gross unrealized losses................................  (243,251)  (308,632)  (76,428)
Net unrealized gains (losses) on other invested assets....         9        346   (89,692)
Adjustments to DAC........................................     1,013     35,316    (6,918)
Deferred federal and state income tax benefit.............    14,360     57,979    16,643
                                                           ---------  ---------  --------
Accumulated other comprehensive loss...................... $ (17,538) $(107,674) $(30,908)
                                                           =========  =========  ========

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Superintendent of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the State Superintendent is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2010 without prior approval of the State Superintendent as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                   2009      2008      2007
                                                 -------- ---------  --------
                                                        (In Thousands)
   Statutory net income (loss) for the year..... $193,876 $(630,605) $ 69,398
   Statutory capital and surplus at year-end.... $488,892 $ 261,253  $465,549

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                        2009      2008      2007
                                       ------- ---------  --------
                                              (In Thousands)
             Current.................. $15,336 $(142,629) $122,914
             Deferred.................   8,623   175,370   (64,184)
                                       ------- ---------  --------
             Total income tax expense. $23,959 $  32,741  $ 58,730
                                       ======= =========  ========

The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                     2009      2008      2007
                                                   -------  ---------  -------
                                                          (In Thousands)
US federal income tax (benefit) at statutory rate. $19,308  $(264,618) $55,522
Adjustments:
   Valuation allowance............................     872    293,325       --
   State income taxes.............................   3,973      4,104    3,295
   Prior year corrections.........................     (72)        50        7
   Other credits, taxes and settlement............    (122)      (120)     (94)
                                                   -------  ---------  -------
Total income tax expense.......................... $23,959  $  32,741  $58,730
                                                   =======  =========  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                            2009       2008
                                                         ---------  ---------
                                                            (In Thousands)
 Deferred tax assets:
 Basis differential of investments...................... $  81,258  $ 190,226
 Policy reserves........................................   148,519    148,374
 Excess capital losses..................................   157,405    136,282
 Net unrealized losses on debt and equity securities
   available for sale...................................    11,164     63,297
 State deferred tax assets..............................     4,974      4,680
 Other..................................................        99         --
                                                         ---------  ---------
 Total deferred tax assets before valuation allowance...   403,419    542,859
 Valuation allowance....................................  (218,408)  (293,325)
                                                         ---------  ---------
 Net deferred tax assets after valuation allowance......   185,011    249,534
                                                         ---------  ---------
 Deferred tax liabilities:
 Deferred policy acquisition costs......................   (51,453)   (69,726)
 Other..................................................   (16,320)   (11,766)
                                                         ---------  ---------
 Total deferred tax liabilities.........................   (67,773)   (81,492)
                                                         ---------  ---------
 Net deferred tax assets................................ $ 117,238  $ 168,042
                                                         =========  =========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $411 million.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $403.4 million and concluded a $218.4 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit the exposure to the future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

The Company did not have any unrecognized tax benefits as of December 31, 2009 and 2008, respectively.

The company's tax returns are not currently under examination. The Company's taxable years 2001-2009 remain subject to examination by major tax jurisdictions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Events Related to AIG (continued)

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $241 thousand, $579 thousand and $579 thousand on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

On September 15, 2006, the Company acquired a 5.57 percent Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18 percent Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Operating Agreements

The Company is party to various cost sharing agreements with its affiliates. During 2009, 2008 and 2007, the Company was charged $119.2 million, $144.4 million and $123.1 million, respectively, for expenses incurred by affiliates on its behalf.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 10.

Agreements with Affiliates

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminates on April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

15. BENEFIT PLANS

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

16. ACCIDENT AND HEALTH RESERVES

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                               2009     2008     2007
                                                             -------- -------- --------
                                                                   (In Thousands)
Balance as of January 1, net of reinsurance recoverable..... $706,669 $647,271 $461,822
Add: Incurred losses related to:
Current year................................................   62,492  106,804   75,718
Prior years.................................................  118,057  154,598  101,899
                                                             -------- -------- --------
Total incurred losses.......................................  180,549  261,402  177,617
                                                             -------- -------- --------
Deduct: Paid losses related to:
Current year................................................   72,027  108,229   19,761
Prior years.................................................  149,452   93,775  (27,593)
                                                             -------- -------- --------
Total paid losses...........................................  221,479  202,004   (7,832)
                                                             -------- -------- --------
Balance as of December 31, net of reinsurance recoverable...  665,739  706,669  647,271
Reinsurance recoverable.....................................    1,443    1,840    1,246
                                                             -------- -------- --------
Balance as of December 31, gross of reinsurance recoverable. $667,182 $708,509 $648,517
                                                             ======== ======== ========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

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                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.


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                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)    Board of Directors Resolution.

       (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)    Custodian Agreements.      Inapplicable.

(c)    Underwriting Contracts.

       (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

       (2)    Form of Selling Group Agreement. (6)

       (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)    Contracts.

       (1) Specimen form of "AG Protection Advantage VUL/SM/" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Form No. 07921N. (16)

       (2) Specimen form of "AG Protection Advantage VUL/SM/" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Form No. 07921NU. (16)

       (3) Specimen form of Accidental Death Benefit Rider, Form No. ADB 79-1E. (12)

       (4) Specimen form of Children's Insurance Rider - Level Term Life Insurance (Children's Insurance Benefit Rider), Form No. CI 79-1E. (12)

       (5) Specimen form of Waiver of Monthly Deduction Rider, Form No. 82001N. (12)

       (6)    Specimen form of Overloan Protection Rider, Form No. 07620N. (16)

       (7) Specimen form of Guaranteed Minimum Death Benefit Rider, Sex Distinct version, Form No. 07411N. (16)

       (8) Specimen form of Guaranteed Minimum Death Benefit Rider, Gender Neutral version, Form No. 07411NU. (16)

(e)    Applications.

       (1) Specimen Form of Life Insurance Application - Part A, Form No. AGLC100565-NY-2006. (15)

       (2) Specimen Form of Life Insurance Application - Part B, Form No. AGLC100566-NY-2006. (15)

       (3) Specimen Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC102803-NY Rev0309. (17)

       (4) Specimen Form of Service Request Form, Form No. AGLC102991 Rev 0509. (Filed herewith)

       (5) Specimen Form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-NY-1006. (15)

       (6) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2006. (15)

       (7) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance, Form No. AGLC100440-33. (15)

       (8)    Form of In-Force Change Application, Form No. AGLC100386-33. (15)

(f)    Depositor's Certificate of Incorporation and By-Laws.

       (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

       (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002.
              (11)

(g)    Reinsurance Contracts.

       (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (13)

       (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (13)

       (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (13)

       (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (13)

(h)    Participation Agreements.

       (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

       (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

       (1)(c) Form of Amendment No. 5 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (16)

       (2)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (11)

       (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

       (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (8)

       (4)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

       (5)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

       (5)(b) Form of Amendment No. 2 to Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (16)

       (6)(a) Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (15)

       (7)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (17)

       (7)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (14)

       (7)(c) Amendment to Participation Agreement effective June 5, 2007 by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (16)

       (7)(d) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (17)

       (8)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

       (8)(b) Form of Amendment No. 4 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. (16)

       (9)(a) Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors, Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (18)

       (9)(b) Form of Fund/SERV Amendment to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J. P. Morgan Series Trust II dated as of
              October 1, 2007. (18)

      (10)(a) Form of Indemnification Letter by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York (17)

      (11)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

      (11)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

      (11)(c) Form of Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (16)

      (11)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated
              December 19, 2005. (13)

      (12)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (12)(b) Form of Amendment No. 4 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (16)

      (13)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (11)

      (13)(b) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (16)

      (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

      (14)(b) Form of Amendment No. 3 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
              (16)

      (15)(a) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (13)

      (15)(b) Form of Amendment No. 3 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (16)

      (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

      (16)(b) Form of Amendment No. 2 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (16)

      (17)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (11)

      (18)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

      (18)(b) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (8)

      (18)(c) Form of Notice to the Parties and amended Schedule B under the Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company, effective
              July 1, 2008. (16)

      (19)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

      (19)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

      (19)(c) Form of Amendment No. 5 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (16)

      (20)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

      (20)(b) Form of Amendment No. 4 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (16)

      (21)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (17)

      (21)(b) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (11)

      (21)(c) Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

      (21)(d) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (17)

      (22)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (11)

      (23)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

      (24)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

      (24)(b) Form of Amendment No. 2 to Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (16)

      (25)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (13)

      (25)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York.
              (13)

      (26)(a) Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation. (13)

      (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

      (27)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (17)

      (28)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

      (29)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (17)

      (30)(a) N/A

      (31)(a) Form of Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York (relating to J.P. Morgan Series Trust II). (5)

      (31)(b) Form of Amendment No. 1 to Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York (relating to J.P. Morgan Series Trust II). (16)

      (32)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (33)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (11)

      (33)(b) Form of Amendment No. 3 to Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (16)

      (34)(a) Form of Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (5)

      (34)(b) Form of Amendment No. 1 to Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (17)

      (35)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

      (36)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York.
              (17)

      (37)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (17)

      (37)(b) Form of Amendment No. 2 to Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (16)

      (38)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (11)

      (38)(b) Form of Amendment No. 3 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (16)

      (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (13)

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (13)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (13)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (13)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and The United States Life Insurance Company in the City of New York. (13)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (13)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (13)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (13)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and The United States Life Insurance Company in the City of New York. (18)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan Series Trust II and The United States Life Insurance Company in the City of New York. (13)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (13)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (13)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (13)

      (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (13)

      (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (13)

      (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (13)

      (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (13)

      (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (13)

      (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (13)

      (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (13)

(i)    Administrative Contracts.

       (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (17)

       (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (17)

       (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975.
              (17)

       (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
              September 23, 1975. (17)

       (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
              December 30, 1998. (17)

       (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (17)

       (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (17)

       (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (17)

       (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United

              States Life Insurance Company in the City of New York, effective September 1, 2003. (17)

(j)    Other Material Contracts.

       (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (16)

       (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (18)

(k)    Legal Opinion.

       (1) Opinion and Consent of Lauren W. Jones, Esq., Chief Counsel of American General Life Companies, LLC. (16)

       (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (16)

(l)    Actuarial Opinion.

       (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (16)

(m)    Calculation.      None

(n)    Other Opinions.

       (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)    Omitted Financial Statements.      None

(p)    Initial Capital Agreements.      None

(q)    Redeemability Exemption.

       (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (17)

(r)    Powers of Attorney.

       (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (16)

----------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(11) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 11, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(15) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 23, 2008.

(17) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2010.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Jay S. Wintrob                 Director and Chairman of the Board of Directors
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Mary Jane B. Fortin            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

Don W. Cummings                Director, Senior Vice President and Chief
2727-A Allen Parkway           Financial Officer
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Jack R. Harnes                 Director
599 Lexington Avenue
New York, NY 10022

Scott Harris Richland          Director
1685 Rico Place
Palos Verdes Ests., CA 90274

Kyle L. Jennings               Director, Executive Vice President, General
2929 Allen Parkway             Counsel and Secretary
Houston, TX 77019

David R. Armstrong             President and Chief Executive Officer - Benefit
3600 Route 66                  Solutions
Neptune, NJ 07754

Ronald J. Harris               President - Matrix Direct
9640 Granite Ridge Dr.
San Diego, CA 92123

Jeffrey H. Carlson             Executive Vice President, Chief Service and
2929 Allen Parkway             Information Officer
Houston, TX 77019

David W. O'Leary               Executive Vice President and Chief Operating
2929 Allen Parkway             Officer
Houston, TX 77019

Steven D. Anderson             Senior Vice President - Business Planning and
2929 Allen Parkway             Analysis
Houston, TX 77019

Erik A. Baden                  Senior Vice President - Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Donna A. Fahey                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

John Gatesman                  Senior Vice President - Specialty Markets
2727-A Allen Parkway
Houston, TX 77019

William F. Guterding           Senior Vice President and Chief Underwriting
599 Lexington Avenue           Officer
New York, NY 10022

Robert F. Herbert, Jr.         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy                Senior Vice President - New Business Operations
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President, Customer Service,
2727 Allen Parkway             Underwriting and Medical
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel               Senior Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton                    Senior Vice President and Chief Distribution
2929 Allen Parkway             Officer
Houston, TX 77019

Robert E. Steele               Senior Vice President - Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President, Chief Compliance Officer and
2727-A Allen Parkway           Deputy General Counsel
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Mark Bolding                   Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman           Vice President
600 King Street
Wilmington, DE 19801

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Dan Chamberlain                Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Marc Gamsin                    Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Maike George                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Roger E. Hahn                  Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer                 Vice President
599 Lexington Avenue
New York, NY 10022

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner              Vice President and Real Estate Investment
599 Lexington Avenue           Officer
New York, NY 10022

Walter Irby                    Vice President and Chief Financial Officer -
2929 Allen Parkway             Specialty Markets Group
Houston, TX 77019

Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                  Vice President
3600 Route 66
Neptune, NJ 07754

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

Lochlan O. McNew               Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer               Vice President
1200 North Mayfair
Milwaukee, WI 53226

Deanna D. Osmonson             Vice President
2727-A Allen Parkway
Houston, TX 77019

Greg Outcalt                   Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Debbie Runge                   Vice President, Human Resources
2727 Allen Parkway
Houston, TX 77019

Imad A. Salman                 Vice President
3600 Route 66
Neptune, NJ 07754

Carly Sanchez                  Vice President, Human Resources and Chief
2727 Allen Parkway             Diversity Officer
Houston, TX 77019

Michael Sibley                 Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                    Vice President, Finance
3600 Route 66
Neptune, NJ 07754

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS              CITY OF NEW YORK
------------------             -----------------------------------------------

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                   Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

Lauren W. Jones                Chief Counsel - Business Lines and Assistant
2929 Allen Parkway             Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001465, filed
February 26, 2010. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

CHANGE OF CONTROL OF AMERICAN INTERNATIONAL GROUP, INC.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The

Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. The United States Life Insurance Company in the City of New York is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
Variable Account A
Variable Account B

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R

(b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS              AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Mary Jane B. Fortin            Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS              AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF PRINCIPAL      NET                COMPENSATION ON           BROKERAGE       OTHER
UNDERWRITER            UNDERWRITING       EVENTS OCCASIONING        COMMISSIONS     COMPENSATION
                       DISCOUNTS AND      THE DEDUCTION OF A
                       COMMISSIONS        DEFERRED SALES LOAD
American General               0                     0                    0                  0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 70 Pine Street, New York, New York 10270, The United States Life Insurance Company in the City of New York's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

ITEM 32. MANAGEMENT SERVICES    Not applicable.

ITEM 33. FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2010.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL VL-R
                                        (Registrant)

                                   BY:  THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)

                                   BY:  ROBERT F. HERBERT, JR.
                                        ----------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                 Title                          Date
---------                 -----                          ----

JAY S. WINTROB            Director and Chairman          April 30, 2010
--------------            of the Board of Directors
JAY S. WINTROB

MARY JANE B. FORTIN       Director, President and        April 30, 2010
-------------------       Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS           Director, Senior Vice          April 30, 2010
---------------           President and Chief
DON W. CUMMINGS           Financial Officer

KYLE L. JENNINGS          Director                       April 30, 2010
----------------
KYLE L. JENNINGS

M. BERNARD AIDINOFF       Director                       April 30, 2010
-------------------
M. BERNARD AIDINOFF

JACK R. HARNES            Director                       April 30, 2010
--------------
JACK R. HARNES

SCOTT HARRIS RICHLAND     Director                       April 30, 2010
---------------------
SCOTT HARRIS RICHLAND

                                    USL - 2

                                                                     333-149403
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2010.

                                            AMERICAN HOME ASSURANCE COMPANY

                                       BY:  ROBERT S. SCHIMEK
                                            -----------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                                  PRESIDENT AND TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                          Date
---------                      -----                          ----

*KRISTIAN PHILIP MOOR          Director and Chairman          April 30, 2010
---------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE            Director, President and        April 30, 2010
-------------------            Chief Executive Officer
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK             Director, Chief Financial      April 30, 2010
------------------             Officer, Senior Vice
 ROBERT S. SCHIMEK             President, and Treasurer

PETER J. EASTWOOD              Director                       April 30, 2010
-----------------
PETER J. EASTWOOD

*DAVID NEIL FIELDS             Director                       April 30, 2010
------------------
 DAVID NEIL FIELDS

*DAVID LAWRENCE HERZOG         Director                       April 30, 2010
----------------------
 DAVID LAWRENCE HERZOG

                               Director                       April   , 2010
---------------------
LOUIS PHILIP IGLESIAS

*ROBERT EDWARD LEWIS           Director                       April 30, 2010
--------------------
 ROBERT EDWARD LEWIS

MONIKA MARIA MACHON            Director                       April 30, 2010
-------------------
MONIKA MARIA MACHON

CHRISTOPHER LOUIS SPARRO       Director                       April 30, 2010
------------------------
CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER           Director                       April 30, 2010
--------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH        Director                       April 30, 2010
-----------------------
 NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS           Director                       April 30, 2010
--------------------
 MARK TIMOTHY WILLIS

* BY:  ROBERT S. SCHIMEK
       -----------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (r) to the Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits


   (e)(4)  Specimen Form of Service Request Form, Form No. AGLC102991 Rev0509.

   (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1